                                                                   EXHIBIT 10(n)



                                                                  EXECUTION COPY
________________________________________________________________________________



                                 $7,500,000,000


                                CREDIT AGREEMENT



                                     among



                       WESTINGHOUSE ELECTRIC CORPORATION,
                                  as Borrower


                           THE LENDERS NAMED HEREIN,


                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                             as Documentation Agent


                                      and


                                 CHEMICAL BANK,
                            as Administrative Agent



                         Dated as of September 12, 1995



________________________________________________________________________________

                               TABLE OF CONTENTS





                                                          ARTICLE I.

                                                           DEFINITIONS  . . . . . . . . . . . . . .    1
SECTION 1.1.   Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
SECTION 1.2.   Terms Generally  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23

                                                          ARTICLE II.

                                                          THE CREDITS . . . . . . . . . . . . . . .   23
SECTION 2.1.   Term Loan-I Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
SECTION 2.2.   Term Loan-I  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
SECTION 2.3.   Term Loan-I Borrowing Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . .   24
SECTION 2.4.   Repayment of Term Loan-I . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
SECTION 2.5.   Term Loan-II Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
SECTION 2.6.   Term Loan-II . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
SECTION 2.7.   Term Loan-II Borrowing Procedure . . . . . . . . . . . . . . . . . . . . . . . . . .   25
SECTION 2.8.   Repayment of Term Loan-II  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
SECTION 2.9.   Revolving Credit Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
SECTION 2.10.  Revolving Credit Loans; Competitive Loans  . . . . . . . . . . . . . . . . . . . . .   25
SECTION 2.11.  Competitive Bid Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
SECTION 2.12.  Revolving Credit Borrowing Procedure . . . . . . . . . . . . . . . . . . . . . . . .   28
SECTION 2.13.  Repayment of Revolving Credit Facility Loans . . . . . . . . . . . . . . . . . . . .   28
SECTION 2.14.  Swingline Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
SECTION 2.15.  Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
SECTION 2.16.  Conversion and Continuation Options  . . . . . . . . . . . . . . . . . . . . . . . .   34
SECTION 2.17.  Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
SECTION 2.18.  Interest on Loans; Eurodollar Tranches; Etc  . . . . . . . . . . . . . . . . . . . .   36
SECTION 2.19.  Default Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
SECTION 2.20.  Alternate Rate of Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
SECTION 2.21.  Termination and Optional Reduction of Commitments  . . . . . . . . . . . . . . . . .   37
SECTION 2.22.  Optional and Certain Other Prepayments . . . . . . . . . . . . . . . . . . . . . . .   38
SECTION 2.23.  Mandatory Prepayments and Commitment Reductions  . . . . . . . . . . . . . . . . . .   39
SECTION 2.24.  Reserve Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
SECTION 2.25.  Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
SECTION 2.26.  Pro Rata Treatment; Funding Matters; Evidence of Debt  . . . . . . . . . . . . . . .   42
SECTION 2.27.  Sharing of Setoffs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
SECTION 2.28.  Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
SECTION 2.29.  Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
SECTION 2.30.  Termination or Assignment of Commitments Under Certain Circumstances . . . . . . . .   46

                                                         ARTICLE III.

                                                REPRESENTATIONS AND WARRANTIES  . . . . . . . . . .   47


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

                                                                                                   Page
                                                                                                   ----
SECTION 3.1.   Corporate Existence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
SECTION 3.2.   Financial Condition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
SECTION 3.3.   Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
SECTION 3.4.   No Breach, etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
SECTION 3.5.   Corporate Action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
SECTION 3.6.   Approvals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
SECTION 3.7.   Use of Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
SECTION 3.8.   ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
SECTION 3.9.   Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
SECTION 3.10.  Investment Company Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
SECTION 3.11.  Public Utility Holding Company Act  . . . . . . . . . . . . . . . . . . . . . . . .   48
SECTION 3.12.  Hazardous Materials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
SECTION 3.13.  Material Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
SECTION 3.14.  No Material Misstatements . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
SECTION 3.15.  Ownership of Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
SECTION 3.16.  Intellectual Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
SECTION 3.17.  FCC Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
SECTION 3.18.  Stock Pledge Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50

                                                          ARTICLE IV.

                                            CONDITIONS OF EFFECTIVENESS AND LENDING  . . . . . . .   50
SECTION 4.1.   Initial Credit Event  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
SECTION 4.2.   All Credit Events . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53

                                                          ARTICLE V.

                                                           COVENANTS . . . . . . . . . . . . . . .   53
SECTION 5.1.   Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
SECTION 5.2.   Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
SECTION 5.3.   Corporate Existence, Etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
SECTION 5.4.   Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
SECTION 5.5.   Prohibition of Fundamental Changes  . . . . . . . . . . . . . . . . . . . . . . . .   56
SECTION 5.6.   Limitation on Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
SECTION 5.7.   Limitation on Certain Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . .   59
SECTION 5.8.   Limitation on Asset Sales, etc  . . . . . . . . . . . . . . . . . . . . . . . . . .   59
SECTION 5.9.   Limitation on Restricted Payments . . . . . . . . . . . . . . . . . . . . . . . . .   60
SECTION 5.10.  Consolidated Leverage Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
SECTION 5.11.  Consolidated Coverage Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
SECTION 5.12.  Minimum Consolidated Net Worth  . . . . . . . . . . . . . . . . . . . . . . . . . .   62
SECTION 5.13.  Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
SECTION 5.14.  Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
SECTION 5.15.  Transactions with Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
SECTION 5.16.  Subsidiary Guarantors; Intermediate Holding Companies . . . . . . . . . . . . . . .   62
SECTION 5.17.  Limitation on Certain Subsidiary Restrictions . . . . . . . . . . . . . . . . . . .   63
SECTION 5.18.  Existing Credit Agreement Covenants . . . . . . . . . . . . . . . . . . . . . . . .   63

                                                          ARTICLE VI.

                                                      EVENTS OF DEFAULT.   . . . . . . . . . . . .   63



                                     -ii-
LAW2:13233

                                                                                                   Page
                                                                                                   ----
                                                         ARTICLE VII.

                                                          THE AGENTS   . . . . . . . . . . . . . .   66

                                                         ARTICLE VIII.

                                                         MISCELLANEOUS . . . . . . . . . . . . . .   68
SECTION 8.1.   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
SECTION 8.2.   Survival of Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
SECTION 8.3.   Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
SECTION 8.4.   Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
SECTION 8.5.   Expenses; Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
SECTION 8.6.   Right of Setoff . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
SECTION 8.7.   APPLICABLE LAW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
SECTION 8.8.   Waivers; Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   73
SECTION 8.9.   Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   73
SECTION 8.10.  Waiver of Jury Trial  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74
SECTION 8.11.  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74
SECTION 8.12.  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74
SECTION 8.13.  Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74
SECTION 8.14.  Jurisdiction; Consent to Service of Process . . . . . . . . . . . . . . . . . . . .   74
SECTION 8.15.  Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
SECTION 8.16.  Releases  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75

LAW2:13233

EXHIBITS

Exhibit A        Administrative Questionnaire
Exhibit B-1      Form of Term Loan-I Borrowing Request
Exhibit B-2      Form of Term Loan-II Borrowing Request
Exhibit B-3      Form of Competitive Bid Request
Exhibit B-4      Form of Notice of Competitive Bid Request
Exhibit B-5      Form of Competitive Bid
Exhibit B-6      Form of Competitive Bid Accept/Reject Letter
Exhibit B-7      Form of Revolving Credit Borrowing Request
Exhibit B-8      Form of Swingline Borrowing Request
Exhibit B-9      Form of Notice of Designated Letter of Credit
Exhibit C        Form of Assignment and Acceptance
Exhibit D        Form of Confidentiality Agreement
Exhibit E-1      Form of Opinion of Weil, Gotshal & Manges
Exhibit E-2      Form of Opinion of General Counsel
Exhibit E-3      Form of Opinion of Simpson Thacher & Bartlett
Exhibit F        Form of Guarantee Agreement
Exhibit G        Form of Stock Pledge Agreement
Exhibit H        Form of Closing Certificate
Exhibit I        Form of Issuing Lender Agreement

SCHEDULES

Schedule 1.1     Commitments; Addresses for Notices
Schedule 3.4     Consents, etc.
Schedule 3.13    Material Subsidiaries
Schedule 5.6(n)  Certain CBS Assets
Schedule 5.7     Existing Indebtedness

LAW2:13233

   CREDIT AGREEMENT entered into as of September 12, 1995, among WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation ("Westinghouse"); the lenders whose names appear on the signature pages hereto or who subsequently become parties hereto as provided herein (the "Lenders"); MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation ("Morgan"), as documentation agent for the Lenders; and CHEMICAL BANK, a New York banking corporation ("Chemical"), as administrative agent for the Lenders.


                             W I T N E S S E T H :


   WHEREAS, Westinghouse intends to acquire CBS Inc., a New York corporation ("CBS"), pursuant to a merger (the "Merger") of Group W Acquisition Corp., a New York corporation ("Acquisition Corp."), with and into CBS;

   WHEREAS, Westinghouse has requested the Lenders to provide extensions of credit pursuant to this Agreement to be used to finance the Merger, to pay related fees and expenses, to refinance certain indebtedness of Westinghouse and CBS and for general corporate purposes, which extensions of credit shall enable Westinghouse (a) to borrow on a term loan basis on the date of consummation of the Merger (the "Merger Date") (i) a principal amount not in excess of $2,500,000,000 repayable over two and one-half years and (ii) a principal amount not in excess of $2,500,000,000 repayable over seven years, and (b) to (i) borrow loans on a revolving credit basis on and after the Merger Date and prior to the Revolving Credit Maturity Date (as herein defined), (ii) request the issuance of Letters of Credit (as herein defined) and (iii) invite the Revolving Credit Lenders (as herein defined) to bid on an uncommitted basis on short-term borrowings by Westinghouse, in an aggregate principal amount for all extensions of credit described in this clause (b) not in excess of $2,500,000,000; and

   WHEREAS, the Lenders are willing to extend credit to Westinghouse on the terms and subject to the conditions herein set forth;

   NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, Westinghouse, the Lenders and the Agents (as herein defined) hereby agree as follows:


                                   ARTICLE I.

                                  DEFINITIONS

   SECTION 1.1. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

   "ABR Loan" shall mean (a) any Term Loan, Revolving Credit Loan or ABR Swingline Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II and (b) any Quoted Swingline Loan which is an Unrefunded Swingline Loan.





LAW2:13233

   "ABR Revolving Credit Loan" shall mean any Revolving Credit Loan which is an ABR Loan.

   "ABR Swingline Loan" shall have the meaning assigned to such term in Section 2.14(a).

   "Absolute Rate Loan" shall mean any Competitive Loan bearing interest at a fixed percentage rate per annum (expressed in the form of a decimal rounded to no more than four decimal places) specified by the Revolving Credit Lender making such Loan in its Competitive Bid.

   "Acquisition Corp." shall have the meaning assigned to such term in the recitals to this Agreement. All references in this Agreement to Acquisition Corp. shall, from and after the Merger Date, be deemed to be references to CBS.

   "Administrative Agent" shall mean Chemical, together with its affiliates, as an arranger of the Commitments and as the administrative agent for the Lenders under this Agreement and the other Loan Documents, and any successor thereto pursuant to Article VII.

   "Administrative Questionnaire" shall mean an Administrative Questionnaire in the form of Exhibit A hereto.

   "Affiliate" shall mean, as to Westinghouse, any Person which directly or indirectly controls, is under common control with or is controlled by Westinghouse. As used in this definition, "control" (including, with correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, (a) no individual shall be deemed to be an Affiliate of Westinghouse solely by reason of his or her being an officer, director or employee of Westinghouse or any of its Subsidiaries, (b) Westinghouse and its Subsidiaries shall not be deemed to be Affiliates of each other and (c) no Person of which Westinghouse or any of its Subsidiaries acquires or has acquired control in connection with or as a consequence of any debt or equity financing provided to such Person in the ordinary course of business of WFSI, any of its Subsidiaries, Financial Services or WCI shall be deemed an Affiliate of Westinghouse.

   "Agents" shall mean the collective reference to the Administrative Agent and the Documentation Agent.

   "Aggregate LC Exposure" shall mean, at any time, the sum of (a) the aggregate undrawn amount of all Letters of Credit outstanding at such time and
(b) the aggregate amount which has been drawn under Letters of Credit but for which the applicable Issuing Lender or the Revolving Credit Lenders, as the case may be, have not been reimbursed by Westinghouse at such time.

   "Agreement" shall mean this Credit Agreement, as amended, supplemented or otherwise modified from time to time.





LAW2:13233

   "Alternate Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof, "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Lender serving as the Administrative Agent as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced as effective; and "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be the Prime Rate until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

   "Annual Period" shall mean any period which begins on the Merger Date or on an anniversary thereof and ends on the next succeeding anniversary of the Merger Date.

   "Applicable Commitment Fee Rate" shall mean the "Applicable Commitment Fee Rate" determined in accordance with the Pricing Grid set forth in Annex I hereto.

   "Applicable Margin" shall mean (a) with respect to Eurodollar Committed Loans, the "Eurodollar Loan Margin" determined in accordance with the Pricing Grid set forth in Annex I hereto and (b) with respect to ABR Loans, the "ABR Loan Margin" determined in accordance with the Pricing Grid set forth in Annex I hereto.

   "Asset Sale" shall mean any Disposition by Westinghouse or any of its Subsidiaries of any Property (including any mortgage of real property and any Sale/Leaseback), except (a) the Disposition of inventory in the ordinary course of business; (b) any Disposition of Property (including any mortgage of real property and any Sale/Leaseback) which is not a Material Section 2.23 Asset Disposition; (c) any Disposition of broadcast assets to the extent the proceeds thereof (net of taxes and expenses) are committed (pursuant to a letter of intent or similar agreement) to be applied to purchase other broadcast assets within 180 days after the date of such Disposition (the "Commitment Deadline"), and are actually applied to purchase such broadcast assets on or prior to the later of (i) 360 days after the date of such Disposition and (ii) if FCC approval of such transaction shall be required, three Business Days after the date on which such approval is received (such later date, the "Purchase Deadline"); (d) the NBC Exchange; and (e) any Disposition of (i) ownership and other interests in MICROS Systems, Inc., (ii) WCI (including retained equity interests in WCI and its successors and affiliates and mortgage receivables assumed by Westinghouse following the sale of WCI) and (iii) assets or equity included in the Industrial Products & Services businesses. In the event that Westinghouse chooses to exclude a Disposition of broadcast assets as an Asset Sale pursuant to clause (c) above, (i) it shall deliver a written notice to the Administrative Agent, concurrently with such Disposition, stating that it intends to commit to apply, and to actually apply, the proceeds thereof or a specified portion thereof (the "Designated Proceeds") in accordance with said clause (c), (ii) if such commitment to make such application, or such actual application, is not made by the





LAW2:13233

Commitment Deadline or the Purchase Deadline, as the case may be, or Westinghouse shall otherwise make a final determination not to apply such Designated Proceeds as contemplated by said clause (c) (which final determination shall be deemed to have occurred in the event that any requisite FCC approval is denied), then an Asset Sale Prepayment Event shall be deemed to have occurred on the Commitment Deadline, the Purchase Deadline or such date of final determination, as the case may be, in respect of such Designated Proceeds (unless such Disposition shall be eligible for exclusion as an Asset Sale pursuant to any other clause of this definition) and (iii) an Asset Sale Prepayment Event shall be deemed to have occurred on the date such Disposition is consummated in respect of any Net Cash Proceeds of such Disposition other than such Designated Proceeds (unless such Disposition shall be eligible for exclusion as an Asset Sale pursuant to any other clause of this definition).

   "Asset Sale Prepayment Event" shall have the meaning assigned to such term in Section 2.23(b).

   "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent, in the form of Exhibit C.

   "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

   "Business Day" shall mean any day (other than a day which is a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York City; provided, however, that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in Dollar deposits in the London interbank market.

   "Capital Lease Obligations" of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

   "Capital Stock" shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

   "CBS" shall have the meaning assigned to such term in the recitals to this Agreement.

   "CBS-Related Capital Stock of Westinghouse" shall have the meaning assigned to such term in Section 5.8(b).

   "Change of Control" shall mean that any person or group of persons (within the meaning of Sections 13 and 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the SEC relating to such sections) shall have acquired beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 promulgated by the SEC pursuant to the Exchange Act) of 25% or more of the outstanding shares of voting stock of Westinghouse.





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
                                                                               5


   "Chemical" shall have the meaning assigned to such term in the preamble to this Agreement.

   "Closing Certificate" shall mean any certificate, substantially in the form of Exhibit H, delivered by a Loan Party pursuant to Section 4.1(b).

   "Closing Date" shall have the meaning assigned to such term in Section 8.3.

   "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time.

   "Commitment Fee" shall mean all fees payable pursuant to Section 2.17(a).

   "Commitment Fee Calculation Amount" shall mean, as to any Revolving Credit Lender at any time, an amount equal to the excess, if any, of (a) such Lender's Revolving Credit Commitment over (b) the sum of (i) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (ii) such Lender's LC Exposure at such time and (iii) in the case of each Swingline Lender, the aggregate principal amount of all Swingline Loans made by such Swingline Lender then outstanding.

   "Commitments" shall mean, with respect to each Lender, such Lender's Term Loan-I Commitment, Term Loan-II Commitment and Revolving Credit Commitment.

   "Committed Loans" shall mean the collective reference to the Revolving Credit Loans and the Term Loans.

   "Communications Act" shall mean the Communications Act of 1934, as amended.

   "Competitive Bid" shall mean an offer to make a Competitive Loan pursuant to
Section 2.11.

   "Competitive Bid Accept/Reject Letter" shall mean a notification made by Westinghouse pursuant to Section 2.11(d) in the form of Exhibit B-6.

   "Competitive Bid Rate" shall mean, as to any Competitive Bid made pursuant to Section 2.11(b), (a) in the case of a Eurodollar Competitive Loan, the Margin, and (b) in the case of an Absolute Rate Loan, the fixed rate of interest offered by the Lender making such Competitive Bid.

   "Competitive Bid Request" shall mean a request made pursuant to Section 2.11 in the form of Exhibit B-3.

   "Competitive Loan" shall mean a Loan from a Revolving Credit Lender to Westinghouse pursuant to the bidding procedure described in Section 2.11. Each Competitive Loan shall be a Eurodollar Competitive Loan or an Absolute Rate Loan.

   "Confidential Information" shall have the meaning assigned to such term in
Section 8.15(a).

   "Confidential Information Memorandum" shall mean the Information Memorandum dated August 1995 and furnished to the Lenders.





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
                                                                               6



   "Confidentiality Agreement" shall mean a confidentiality agreement substantially in the form of Exhibit D, with such changes as Westinghouse may approve.

   "Consolidated Coverage Ratio" shall mean, for any period, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period.

   "Consolidated Current Assets" shall mean, at a particular date, all amounts (other than cash and cash equivalents) which would, in conformity with GAAP, be set forth opposite the caption "total current assets" (or any like caption) on a consolidated balance sheet of Westinghouse and its Consolidated Subsidiaries at such date.

   "Consolidated Current Liabilities" shall mean, at a particular date, all amounts which would, in conformity with GAAP, be set forth opposite the caption "total current liabilities" (or any like caption) on a consolidated balance sheet of Westinghouse and its Consolidated Subsidiaries at such date, but excluding all Indebtedness included therein.

   "Consolidated EBITDA" shall mean, with respect to Westinghouse and its Consolidated Subsidiaries for any period, Consolidated Net Income for such period (less any items of non-cash income of Westinghouse and its Consolidated Subsidiaries included in such Consolidated Net Income) plus, to the extent deducted in computing such Consolidated Net Income, (a) Consolidated Interest Expense, (b) provision for Federal, state and local income taxes, (c) depreciation and amortization expense (including write-offs and write-downs of amortizable and depreciable items but excluding amortization relating to programming rights) and (d) other non-cash items (including (i) provisions for losses and additions to valuation allowances, (ii) provisions for restructuring, litigation and environmental reserves and losses on the Disposition of businesses and (iii) pension settlement charges, but excluding non-cash items attributable to non-Wholly Owned Subsidiaries to the extent the effect of including such items would be to include in Consolidated EBITDA amounts excluded from Consolidated Net Income pursuant to clause (III) of the definition thereof) and minus cash payments made during such period in respect of non-cash charges taken during any previous period (excluding (x) cash payments in respect of non-cash charges taken prior to the Closing Date and (y) up to $80,000,000 of cash payments made on or prior to June 30, 1996 in respect of employee separation costs which relate to restructuring charges taken on or prior to December 31, 1995); provided, that until four full fiscal quarters or twelve full calendar months, as the case may be, shall have passed since the Merger Date, Consolidated EBITDA shall be determined on a pro forma basis to include amounts which CBS and its Consolidated Subsidiaries would have contributed to Consolidated EBITDA had the Merger been consummated on the first day of the relevant period.

   "Consolidated Interest Expense" shall mean, for any period, the gross interest expense of Westinghouse and its Consolidated Subsidiaries (excluding the amortization of deferred financing charges and the gross interest expense of the Discontinued Operations) for such period, computed and consolidated in accordance with GAAP.

   "Consolidated Leverage Ratio" shall mean, as of the last day of any period, the ratio of Consolidated Total Funded Indebtedness at such date to Consolidated EBITDA for such period.

   "Consolidated Net Income" shall mean, with respect to Westinghouse and its Consolidated Subsidiaries for any period, the aggregate net income (or net deficit) of such Persons (excluding that related to the Discontinued Operations) minus (a) gains on the sale of assets (other than (i) gains on sales of inventory sold in the ordinary course of business and (ii) gains on sales of other assets if such gains are less than $10,000,000 individually and less than $50,000,000 in the





LAW2:13233
aggregate during such period) and extraordinary gains and (b) to the extent not already deducted in determining such net income, dividends paid during such period in respect of any CBS-Related Capital Stock of Westinghouse, computed and consolidated in accordance with GAAP; provided, that there shall be excluded from the foregoing calculation (I) the income of any other Person accrued prior to the date it becomes a Consolidated Subsidiary of Westinghouse or is merged into or consolidated with Westinghouse or any of its Consolidated Subsidiaries (except, in the case of CBS and its Consolidated Subsidiaries, to the extent otherwise expressly provided herein), (II) the income of any other Person (other than a Consolidated Subsidiary of Westinghouse) in which Westinghouse or any of its Consolidated Subsidiaries has an ownership interest, except to the extent that any such income is actually received by Westinghouse or such Consolidated Subsidiary in the form of dividends or similar distributions, (III) the Undistributed Income of any Consolidated Subsidiary (other than a Wholly Owned Subsidiary), except to the extent of Westinghouse's direct or indirect percentage equity interest in such Consolidated Subsidiary, and (IV) the Undistributed Income of any Subsidiary (a "Limited Subsidiary") to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation or requirement of law applicable to such Subsidiary. For the purposes of this definition, income shall be treated as "Undistributed Income" unless it has been distributed to Westinghouse or a Wholly Owned Consolidated Subsidiary of Westinghouse which is not a Limited Subsidiary.

   "Consolidated Net Worth" shall mean the total shareholders' equity of Westinghouse and its Consolidated Subsidiaries (including CBS and its Consolidated Subsidiaries) determined without giving effect to any changes in such total shareholders' equity resulting from (a) changes in pension liabilities after the Net Worth Commencement Date pursuant to SFAS 87 and SFAS 88, (b) non-cash losses on the Disposition of businesses after the Net Worth Commencement Date, (c) changes made in accordance with GAAP to the amortization periods of separately identified intangible assets and goodwill attributable to the acquisition of CBS from the 40-year amortization utilized in the projections contained in the Confidential Information Memorandum or (d) provisions for restructuring reserves (but not environmental or litigation reserves) established after the Net Worth Commencement Date and not exceeding $100,000,000 in the aggregate, net of cash payments made in respect of such reserves, all net of tax effect and computed and consolidated in accordance with GAAP.

   "Consolidated Subsidiary" shall mean, as to any Person, each Subsidiary of such Person (whether now existing or hereafter created or acquired) the financial statements of which shall be consolidated with the financial statements of such Person in accordance with GAAP.

   "Consolidated Total Funded Indebtedness" shall mean, with respect to Westinghouse and its Consolidated Subsidiaries at any date, the sum at such date of (a) all Indebtedness for Borrowed Money (including commercial paper and unpaid reimbursement obligations in respect of drawn letters of credit but otherwise excluding letters of credit), (b) all indebtedness for the deferred purchase price of Property or services (other than trade accounts payable and accruals in the ordinary course of business), (c) all Capital Lease Obligations, (d) the amount of any Indebtedness for Borrowed Money secured by receivables sold by Westinghouse and its Consolidated Subsidiaries pursuant to a program established for the purpose of financing such receivables, and (e) all Guarantees of indebtedness of the type referred to in any of clauses (a) through (d) above (other than Guarantees of any such indebtedness of Westinghouse and its Consolidated Subsidiaries); provided, that (i) in no event shall indebtedness attributable to Discontinued Operations be included in Consolidated Total Funded Indebtedness and (ii) on or prior to the first fiscal quarter end of Westinghouse following the Merger Date, the amount of short-term indebtedness of CBS (including liabilities for securities sold under repurchase agreements) shall be reduced (but not below zero) by the amount of cash, cash equivalents and marketable securities held by CBS.





LAW2:13233

   "Consolidated Working Capital" shall mean the excess of Consolidated Current Assets over Consolidated Current Liabilities.

   "Credit Event" shall mean the making of any Loan or the issuance of any Letter of Credit hereunder (including the designation of a Designated Letter of Credit as a "Letter of Credit" hereunder). It is understood that conversions and continuations pursuant to Section 2.16 do not constitute "Credit Events".

   "Debt Rating" shall mean the rating applicable to Westinghouse's senior, unsecured, non-credit-enhanced long-term indebtedness for borrowed money, as assigned by either Rating Agency.

   "Default" shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

   "Designated Letters of Credit" shall mean each letter of credit issued by an Issuing Lender that (a) is not a Letter of Credit hereunder at the time of its issuance and (b) is designated on or after the Merger Date by Westinghouse, with the consent of such Issuing Lender, as a "Letter of Credit" hereunder by written notice to the Administrative Agent in the form of Exhibit B-9.

   "Determination Date" shall have the meaning assigned to such term in Section 4.1(f).

   "Discontinued Operations" shall mean the discontinued operations of Westinghouse and its Subsidiaries as set forth in the 1994 Financial Statements.

   "Disposition" shall mean, with respect to any Property, any sale, lease, assignment, conveyance, transfer or other disposition thereof; and the terms "Dispose" and "Disposed of" shall have correlative meanings.

   "Documentation Agent" shall mean Morgan, together with its affiliates, as an arranger of the Commitments and as the documentation agent for the Lenders under this Agreement and the other Loan Documents.

   "Dollars" or "$" shall mean lawful money of the United States of America.

   "Domestic Subsidiary" shall mean any Subsidiary which (a) is organized under the laws of the United States of America or Puerto Rico or (b) conducts the major portion of its business in the United States of America or Puerto Rico.

   "ECF Prepayment Date" shall have the meaning assigned to such term in
Section 2.23(c).

   "Eligible Leveraged Spin-Off Transaction" shall mean any transaction or series of related transactions in which (a) a new Subsidiary of Westinghouse may be formed, (b) such new Subsidiary, or, as the case may be, a previously existing Subsidiary, incurs Indebtedness for Borrowed Money ("Leveraged Spin-Off Indebtedness") for the purpose of financing a cash dividend or other cash distribution made, directly or indirectly, to Westinghouse, which dividend or distribution is in an amount not less than 50% of the fair market value of such Subsidiary (as determined by the Board of Directors of Westinghouse), (c) concurrently with or immediately after the incurrence of such Indebtedness and the making of such dividend or distribution, all of the common stock of such





LAW2:13233

Subsidiary is distributed to the common shareholders of Westinghouse (and Westinghouse shall have received an opinion of counsel or a ruling of the Internal Revenue Service to the effect that such transaction will be without material tax effect to Westinghouse), (d) promptly following the making of such dividend or other distribution, an amount equal to the greater of (i) 65% of such fair market value and (ii) the amount of such dividend or distribution shall be applied to the prepayment of the Term Loans pursuant to Section 2.22 (or Section 2.23, to the extent said Section would require such prepayment),
(e) the assets of the Subsidiary which is the subject of such transaction are comprised entirely of assets included within those businesses of Westinghouse and its Subsidiaries identified in a written notice from Westinghouse delivered to the Lenders prior to the Closing Date, (f) either (i) Term Loan-I shall have been paid in full at the time of such transaction or (ii) the amount referred to in clause (d) above shall be sufficient to prepay the remaining outstanding amount of Term Loan-I in full, and (g) Westinghouse would be in compliance with each Financial Covenant (as of the last day of the twelve-month period referred to below) after giving pro forma effect to such transaction and to any previous Dispositions of businesses or assets consummated after the first day of the most recent period of twelve consecutive months as to which the relevant information is available, as if (i) such transaction and each such other Disposition had been consummated on the first day of such period and (ii) any Indebtedness repaid with the proceeds thereof had been so repaid on the first day of such period, all as certified in reasonable detail by the chief financial officer of Westinghouse.

   "Eligible Network Swap" shall mean any transaction pursuant to which CBS or any of its Subsidiaries shall exchange (a) an interest solely in the CBS Television Network for (b) an interest in or assets of a cable television network, provided, that the EBITDA attributable to the interest or assets referred to in clause (b) of this definition (determined in a manner comparable to the manner in which Consolidated EBITDA is determined) shall equal or exceed the portion of Consolidated EBITDA attributable to the interest described in clause (a) above, both (i) for the most recent period of twelve consecutive months prior to the date of such transaction for which the relevant financial information is available and (ii) as projected in good faith by the chief financial officer of Westinghouse, for the next period of twelve consecutive months commencing after the date of such transaction, all as certified in reasonable detail by the chief financial officer of Westinghouse.

   "Environmental Laws" shall mean any and all Federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment, including, without limitation, ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes.

   "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

   "ERISA Affiliate" shall mean, with respect to Westinghouse, any trade or business (whether or not incorporated) that is a member of a group of which Westinghouse is a member and which is treated as a single employer under
Section 414 of the Code.

   "Eurodollar Committed Loan" shall mean any Committed Loan which is a Eurodollar Loan.





LAW2:13233

   "Eurodollar Competitive Loan" shall mean any Competitive Loan which is a Eurodollar Loan.

   "Eurodollar Loan" shall mean any Loan bearing interest at a rate determined by reference to the Eurodollar Rate.

   "Eurodollar Rate" shall mean, with respect to an Interest Period pertaining to any Eurodollar Loan, the rate of interest determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate Screen as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the Telerate Screen (or otherwise on the Telerate Service), the "Eurodollar Rate" shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be agreed upon by the Administrative Agent and Westinghouse or, in the absence of such agreement, the "Eurodollar Rate" shall instead be the interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the average of the rates at which Dollar deposits approximately equal in principal amount to
(a) in the case of a Eurodollar Tranche, the portion of such Eurodollar Tranche of the Lender serving as Administrative Agent and (b) in the case of a Eurodollar Competitive Loan, a principal amount that would have been the portion of such Loan of the Lender serving as the Administrative Agent had such Loan been a Eurodollar Revolving Credit Loan, and for a maturity comparable to such Interest Period, are offered by the principal London offices of the Reference Banks (or, if any Reference Bank does not at the time maintain a London office, the principal London office of any affiliate of such Reference
Bank) for immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

   "Eurodollar Revolving Credit Loan" shall mean any Revolving Credit Loan which is a Eurodollar Committed Loan.

   "Eurodollar Tranche" shall mean the collective reference to Eurodollar Committed Loans made by the Revolving Credit Lenders, the Term Loan-I Lenders or the Term Loan-II Lenders, as the case may be, the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

   "Event of Default" shall have the meaning assigned to such term in Article VI, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

   "Excess Cash Flow" shall mean, for any fiscal year of Westinghouse, the following amounts in respect of Westinghouse and its Consolidated Subsidiaries for such fiscal year (excluding, in the case of the 1996 fiscal year, the portion of such amounts (if any) attributable to the period preceding the Merger Date): Consolidated Net Income, plus the sum, without duplication, of
(a) depreciation and amortization (including write-offs and write-downs of amortizable and depreciable items but excluding amortization relating to programming rights), (b) increases in deferred tax liabilities, (c) pension settlement charges, (d) losses on asset sales, (e) decreases in Consolidated Working Capital, (f) pension expense, (g) non-cash charges deducted in arriving at Consolidated Net Income (including restructuring, litigation and environmental reserves), (h) increases in other non-current liabilities deducted in arriving at Consolidated Net Income and (i) decreases in other non-current assets, and minus the sum, without duplication, of (i) an amount equal to (x) cash payments in respect of programming rights minus (y) expensed amounts in respect of programming rights





LAW2:13233

(including programming amortization), (ii) decreases in deferred tax liabilities, (iii) gains on asset sales, (iv) increases in Consolidated Working Capital, (v) cash capital expenditures, (vi) other cash acquisitions, (vii) payments of Indebtedness (other than Loans) except in connection with refinancings, (viii) scheduled payments of the Term Loans, (ix) cash dividends paid, (x) cash pension contributions, (xi) cash payments resulting in changes in restructuring, litigation and environmental reserves, (xii) other non-cash credits included in arriving at Consolidated Net Income, (xiii) decreases in other non-current liabilities to the extent paid in cash and (xiv) increases in other non-current assets to the extent paid in cash.

   "Exchange Act Report" shall have the meaning assigned to such term in
Section 3.3.

   "Excluded Indebtedness" shall mean (a) Indebtedness of any Person which is acquired by Westinghouse or any of its Subsidiaries, which Indebtedness was outstanding prior to the date of acquisition of such Person and was not created in anticipation thereof, (b) any Indebtedness owing by Westinghouse or any of its Subsidiaries to Westinghouse or any of its Subsidiaries (including any intercompany Indebtedness created by the declaration of a note payable dividend by any Subsidiary to Westinghouse or any of its other Subsidiaries), (c) Specified Section 5.6(o) Indebtedness and (d) Indebtedness under the Loan Documents.

   "Excluded Issuance" shall mean (a) any issuance of common stock of Westinghouse in connection with employee stock option plans, employee stock purchase plans, other employee benefit plans (including pension and incentive plans), director stock plans and dividend reinvestment plans (collectively, "Stock Plans"), (b) any issuance of preferred stock of Westinghouse to the extent the proceeds thereof are applied to refinance preferred stock or Indebtedness of Westinghouse or any of its Subsidiaries, (c) any issuance of Indebtedness of Westinghouse or any of its Subsidiaries to the extent the proceeds thereof are applied to refinance other Indebtedness (other than Revolving Credit Facility Loans or Indebtedness under short-term working capital lines) of Westinghouse or any of its Subsidiaries, (d) any issuance of Indebtedness of Westinghouse or any of its Subsidiaries to the extent the proceeds thereof are applied, concurrently with such issuance, to acquire (i) fixed or capital assets or (ii) broadcast stations and related assets, (e) any issuance to Westinghouse of equity securities of a Subsidiary of Westinghouse,
(f) Indebtedness incurred under short-term working capital lines, (g) Indebtedness under the Loan Documents, (h) Indebtedness of any Subsidiary of Westinghouse which is not a Domestic Subsidiary to the extent the proceeds thereof are not dividended or otherwise distributed to Westinghouse or any of its Domestic Subsidiaries and (i) any Guarantee of Indebtedness.

   "Existing Credit Agreement" shall mean the Three Year Competitive Advance and Revolving Credit Facility Agreement dated as of August 5, 1994, as amended, among Westinghouse, the lenders party thereto, the co-agents named therein and Chemical Bank, as administrative agent for such lenders.

   "Existing Credit Agreement Covenants" shall have the meaning assigned to such term in Section 5.18.

   "Facility" shall mean each of (a) the Term Loan-I Commitments and the Term Loan-I made thereunder, (b) the Term Loan-II Commitments and the Term Loan-II made thereunder and (c) the Revolving Credit Commitments and the extensions of credit made thereunder.

   "FCC" shall mean the Federal Communications Commission.





LAW2:13233

   "FCC Licenses" shall mean, with respect to Westinghouse or any of its Subsidiaries, any radio, television or other license, permit, certificate of compliance or authorization issued by the FCC and required for the operation of its respective radio and television broadcast stations.

   "FCC Order" shall have the meaning assigned to such term in Section 4.1(h).

   "Federal Funds Effective Rate" shall have the meaning assigned to such term in the definition of "Alternate Base Rate".

   "Fee Letter" shall mean the collective reference to the Commitment Letter dated August 1, 1995 and the Fee Letter dated August 1, 1995 (including any schedules or exhibits thereto) between Westinghouse and the Agents, in each case as amended, supplemented or otherwise modified from time to time.

   "Fee Letter Fees" shall have the meaning assigned to such term in Section 2.17(c).

   "Fees" shall mean the Commitment Fees, the Fee Letter Fees, the Issuing Lender Fees and the LC Fees.

   "Financial Covenants" shall have the meaning assigned to such term in
Section 1.2.

   "Financial Officer" of any corporation shall mean its chief financial officer, its Vice President and Treasurer or its Vice President and Controller or, in each case, any comparable officer or any Person designated by any such officer.

   "Financial Services" shall mean those operations designated as the Financial Services portion of Discontinued Operations in the audited consolidated financial statements of Westinghouse at December 31, 1994.

   "Foreign Currency" shall mean any currency other than Dollars which is readily convertible by the relevant Issuing Lender into Dollars.

   "Foreign Exchange Rate" shall mean, with respect to any Foreign Currency on a particular date, the rate at which such Foreign Currency may be exchanged into Dollars, determined by reference to the selling rate in respect of such Foreign Currency published in the "Wall Street Journal" on the relevant date of determination. In the event that such rate is not, or ceases to be, so published by the "Wall Street Journal", the "Foreign Exchange Rate" with respect to such Foreign Currency shall be determined by reference to such other publicly available source for determining exchange rates as may be agreed upon by the Administrative Agent and Westinghouse or, in the absence of such agreement, such "Foreign Exchange Rate" shall instead be the Administrative Agent's spot rate of exchange in the interbank market where its foreign currency exchange operations in respect of such Foreign Currency are then being conducted, at or about 12:00 noon, local time, at such date for the purchase of Dollars with such Foreign Currency, for delivery two banking days later.

   "FSC" shall mean a subsidiary of Westinghouse or any of its Subsidiaries which is a FSC as defined in Section 922 of the Code, or in any successor provision, and which is used solely for the purpose of a single lease project or lease transaction or related lease projects or lease transactions and is not related to Property predominantly manufactured by Westinghouse or any of its Subsidiaries.





LAW2:13233

   "GAAP" shall mean generally accepted accounting principles applied on a consistent basis (but subject to changes approved by Westinghouse's independent public accountants).

   "Governmental Authority" shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

   "Guarantee" of or by any Person shall mean any obligation, contingent or otherwise, of such Person guaranteeing or entered into with the purpose of guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase Property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

   "Guarantee Agreement" shall mean the Guarantee Agreement to be executed and delivered by each Subsidiary Guarantor in favor of the Administrative Agent, substantially in the form of Exhibit F, as amended, supplemented or otherwise modified from time to time.

   "Indebtedness" of any Person shall mean, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid,
(d) all obligations of such Person under conditional sale or other title retention agreements relating to Property or assets purchased by such Person,
(e) all obligations of such Person issued or assumed as the deferred purchase price of Property or services, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person and (i) all obligations of such Person as an account party in respect of outstanding letters of credit (whether or not drawn) and bankers' acceptances; provided, however, that Indebtedness shall not include
(i) trade accounts payable arising in the ordinary course of business, (ii) deferred compensation, (iii) any Indebtedness of such Person (other than any such Person that is a FSC) to the extent (A) such Indebtedness does not appear on the financial statements of such Person, (B) such Indebtedness is recourse only to certain assets of such Person and (C) the assets to which such Indebtedness is recourse only appear on the financial statements of such Person net of such Indebtedness or (iv) obligations (not constituting obligations for borrowed money) specifically with respect to the production, distribution and acquisition of television and other programming rights or talent; and provided further that the amount of any Indebtedness described in clause (f) above shall be the lower of the amount of the obligation or the fair market value of the collateral securing such obligation. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner, which Indebtedness is recourse to such general partner.

   "Indebtedness for Borrowed Money" shall mean Indebtedness of the type described in clause (a) or (b) of the definition of "Indebtedness" and any Guarantee thereof.

   "Information" shall have the meaning assigned to such term in Section 3.14.





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                                                                              14



   "Intellectual Property" shall mean the collective reference to patents, trademarks (registered or unregistered), trade names, service marks, assumed names, copyrights, technology, know-how and processes.

   "Interest Payment Date" shall mean (a) with respect to any Eurodollar Loan or Absolute Rate Loan, the last day of the Interest Period applicable thereto and, in the case of a Eurodollar Loan with an Interest Period of more than three months' duration or an Absolute Rate Loan with an Interest Period of more than 90 days' duration, each day that would have been an Interest Payment Date for such Loan had successive Interest Periods of three months' duration or 90 days' duration, as the case may be, been applicable to such Loan and, in addition, the date of any conversion of any Eurodollar Committed Loan to an ABR Loan, the date of repayment or prepayment of any Eurodollar Loan and the applicable Maturity Date; (b) with respect to any ABR Loan (other than an ABR Swingline Loan which is not an Unrefunded Swingline Loan), the last day of each March, June, September and December and the applicable Maturity Date; (c) with respect to any ABR Swingline Loan (other than an Unrefunded Swingline Loan), the earlier of (i) the day that is five Business Days after such Loan is made and (ii) the Revolving Credit Maturity Date and (d) with respect to any Quoted Swingline Loan, the date established as such by Westinghouse and the relevant Swingline Lender prior to the making thereof (but in any event no later than the Revolving Credit Maturity Date).

   "Interest Period" shall mean (a) as to any Eurodollar Loan, the period commencing on the borrowing date or conversion date of such Loan, or on the last day of the immediately preceding Interest Period applicable to such Loan, as the case may be, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months or (subject, in the case of Committed Loans, to the prior consent of each Lender under the relevant Facility) 9 or 12 months thereafter, as Westinghouse may elect, and (b) as to any Absolute Rate Loan, the period commencing on the date of such Loan and ending on the date specified in the Competitive Bids in which the offer to make such Absolute Rate Loan was extended, which shall not be earlier than fourteen days after the date of such Loan or later than 180 days after the date of such Loan; provided, however, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of Eurodollar Loans only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) notwithstanding anything to the contrary herein, Westinghouse may not select an Interest Period which would end after the Maturity Date applicable to the relevant Loan. Interest shall accrue from and including that first day of an Interest Period to but excluding the last day of such Interest Period.

   "Intermediate Holding Company" shall mean each of (a) Parent Acquisition Corp. and (b) any Wholly Owned Subsidiary of Westinghouse formed or utilized to enable a Subsidiary Guarantor to be released from the Guarantee Agreement pursuant to Section 8.16.

   "Investment Grade Status" shall mean that Westinghouse has a Debt Rating of at least BBB- from S&P or at least Baa3 from Moody's.

   "Issuing Lender" shall mean any Revolving Credit Lender designated as an Issuing Lender in an Issuing Lender Agreement executed by such Lender, Westinghouse and the Administrative Agent.





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
                                                                              15


   "Issuing Lender Agreement" shall mean an agreement, substantially in the form of Exhibit I, executed by a Revolving Credit Lender, Westinghouse, and the Administrative Agent pursuant to which such Revolving Credit Lender agrees to become an Issuing Lender hereunder.

   "Issuing Lender Fees" shall mean, as to any Issuing Lender, the fees set forth in the applicable Issuing Lender Agreement.

   "LC Disbursement" shall mean any payment or disbursement made by an Issuing Lender under or pursuant to a Letter of Credit.

   "LC Exposure" shall mean, as to each Revolving Credit Lender, such Lender's Revolving Credit Percentage of the Aggregate LC Exposure.

   "LC Fee" shall have the meaning assigned such term in Section 2.17(b).

   "Lenders" shall have the meaning assigned to such term in the preamble to this Agreement.

   "Letters of Credit" shall mean letters of credit or bank guarantees issued by an Issuing Lender for the account of Westinghouse pursuant to Section 2.15 (including any Designated Letters of Credit).

   "Leveraged Spin-Off Indebtedness" shall have the meaning assigned to such term in the definition of "Eligible Leveraged Spin-Off Transaction".

   "Lien" shall mean, with respect to any asset or Property, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset or Property and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset or Property.

   "Loan" shall mean any loan made by a Lender hereunder.

   "Loan Documents" shall mean this Agreement, any Issuing Lender Agreement, the Guarantee Agreement and the Stock Pledge Agreement.

   "Loan Parties" shall mean the collective reference to Westinghouse and the Subsidiary Guarantors (as they may exist from time to time).

   "Majority Facility Lenders" shall mean, with respect to the relevant Facility, as applicable, (a) Term Loan-I Lenders having Term Loan-I Percentages which aggregate not less than 51% or (b) Term Loan-II Lenders having Term Loan-II Percentages which aggregate not less than 51% or (c) Revolving Credit Lenders having Revolving Credit Percentages which aggregate not less than 51%.

   "Margin" shall mean, as to any Eurodollar Competitive Loan, the margin (expressed as a percentage rate per annum in the form of a decimal rounded to no more than four places) to be added to or subtracted from the Eurodollar Rate in order to determine the interest rate applicable to such Loan, as specified in the Competitive Bid relating to such Loan.

   "Margin Stock" shall have the meaning assigned to such term under Regulation
U.





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
                                                                              16



   "Material Adverse Effect" shall mean (a) a material adverse effect on the Property, business, results of operations or financial condition of Westinghouse and its Subsidiaries taken as a whole or (b) material impairment of the ability of Westinghouse to perform any of its obligations under this Agreement.

   "Material Section 2.23 Asset Disposition" shall mean any Disposition of Property or series of related Dispositions of Property (in each case other than by means of a lease), which yields gross proceeds to Westinghouse or any of its Subsidiaries, in the form of cash, cash equivalents and notes or other debt securities (valued at the initial principal amount thereof in the case of notes or other debt securities), in excess of $10,000,000.

   "Material Section 5.8(a)(i) Asset Disposition" shall mean any sale of assets or Capital Stock (other than an Eligible Leveraged Spin-Off Transaction) or any contribution to any joint venture, or series of related such dispositions, which yields gross proceeds to Westinghouse or any of its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $25,000,000.

   "Material Subsidiary" shall mean any Subsidiary of Westinghouse except for Subsidiaries which in the aggregate would not constitute a significant subsidiary under Regulation S-X of the SEC, provided that, in any event, each Subsidiary Guarantor, for so long as it is a Subsidiary Guarantor, shall be deemed to be a Material Subsidiary.

   "Maturity Date" shall mean (a) in the case of Term Loan-I, the date which is two years and six months after the Merger Date, (b) in the case of Term Loan-II, the seventh anniversary of the Merger Date, (c) in the case of the Revolving Credit Loans and the Swingline Loans, the Revolving Credit Maturity Date and (d) in the case of Competitive Loans, the last day of the Interest Period applicable thereto, as specified in the related Competitive Bid Request.

   "Merger" shall have the meaning assigned to such term in the recitals to this Agreement.

   "Merger Agreement" shall mean the Agreement and Plan of Merger dated August 1, 1995 among Westinghouse, Acquisition Corp. and CBS.

   "Merger Date" shall have the meaning assigned to such term in the recitals to this Agreement.

   "Moody's" shall mean Moody's Investors Service, Inc.

   "Morgan" shall have the meaning assigned to such term in the preamble to this Agreement.

   "Multiemployer Plan" shall mean a multiemployer plan as defined in Section 3(37) of ERISA to which contributions have been made by Westinghouse or any ERISA Affiliate of Westinghouse and which is covered by Title IV of ERISA.

   "NBC Exchange" shall mean the contemplated exchange or purchase of certain television stations or interests therein and related properties with the National Broadcasting Company, Inc. and its Subsidiaries ("NBC"), wherein Westinghouse or its Affiliates (including any joint venture





LAW2:13233
between Westinghouse and CBS) (a) exchange (i) WCAU-TV (Philadelphia) and (ii) the license, tower and channel position of WTVJ-TV (Miami) for (x) KCNC-TV (Denver), (y) $30,000,000 in cash and (z) the license, tower and channel position of WCIX-TV (Miami) and (b) acquire certain partnership interests and shares of Capital Stock relating to KUTV-TV (Salt Lake City) from NBC on essentially the same terms as it was purchased by NBC.

   "Net Cash Proceeds" shall mean (a) in connection with any Asset Sale, the proceeds thereof in the form of cash and cash equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale, net of (i) attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien permitted hereunder on any asset which is the subject of such Asset Sale and other customary fees and expenses actually incurred in connection therewith, (ii) taxes paid or reasonably estimated to be payable on a current basis as a result thereof (after taking into account any available tax credits or deductions) and (iii) reasonable reserves in respect of purchase price adjustments and (b) in connection with any issuance of equity securities or debt securities or the incurrence of Indebtedness, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith; provided, that in the case of any of the foregoing transactions consummated by a Subsidiary which is not a Wholly Owned Subsidiary, the Net Cash Proceeds thereof shall be deemed to be the amount determined in accordance with the foregoing provisions of this definition multiplied by Westinghouse's direct or indirect percentage common equity interest in such Subsidiary immediately prior to the consummation of such transaction.

   "Net Worth Commencement Date" shall have the meaning assigned to such term in Section 5.12.

   "1994 Financial Statements" shall mean the audited consolidated financial statements of Westinghouse and its subsidiaries as of and for the year ended December 31, 1994 as set forth in the Annual Report on Form 10-K of Westinghouse.

   "Non-U.S. Person" shall have the meaning assigned to such term in Section 2.29(f).

   "Outstanding Revolving Extensions of Credit" shall mean, as to any Revolving Credit Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (b) such Lender's LC Exposure at such time and (c) such Lender's Swingline Exposure at such time.

   "Parent Acquisition Corp." shall mean a direct Wholly Owned Subsidiary of Westinghouse created for the purpose of holding common stock of Acquisition Corp.

  "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA, or any successor thereto.

   "Person" shall mean any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company or other entity, or any government or any agency or political subdivision thereof.





LAW2:13233

   "Plan" shall mean any employee pension benefit plan as defined in Section 3(2) of ERISA (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code and which is maintained for employees of Westinghouse or any ERISA Affiliate.

   "Prime Rate" shall have the meaning assigned to such term in the definition of "Alternate Base Rate".

   "Projections" shall have the meaning assigned to such term in Section 3.14.

   "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock.

   "Quoted Swingline Loans" shall have the meaning assigned to such term in
Section 2.14(a).

   "Quoted Swingline Rate" shall have the meaning assigned to such term in
Section 2.14(a).

   "Rating Agencies" shall mean S&P and Moody's.

   "Reference Banks" shall mean Chemical and Morgan.

   "Register" shall have the meaning assigned to such term in Section 8.4(d).

   "Regulation D" shall mean Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

   "Regulation G" shall mean Regulation G of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

   "Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

   "Release Date" shall mean the first date after the Merger Date on which (a) the Term Loan-I shall have been repaid in full and (b) either (i) Westinghouse shall have achieved Investment Grade Status or (ii) the Consolidated Leverage Ratio, for the twelve-month period ending with the most recent calendar month for which the relevant financial information is available, shall be less than
2.5 to 1.0, as certified in reasonable detail by the chief financial officer of Westinghouse. For the purpose of determining the Consolidated Leverage Ratio pursuant to this definition in respect of any twelve-month period, if Westinghouse or any of its Subsidiaries shall have Disposed of any businesses or assets during such period or thereafter (up to the date on which such certificate is delivered to the Administrative Agent), Consolidated EBITDA shall be reduced by the portion of Consolidated EBITDA contributed by such businesses or assets during such period.

   "Required Lenders" shall mean, at any time, Lenders whose respective Total Facility Percentages aggregate not less than 51%.

   "Required Prepayment Lenders" shall mean (a) Term Loan-I Lenders having Term Loan-I Percentages which aggregate not less than 51% (so long as any Term Loan-I Commitments or





LAW2:13233
the Term Loan-I shall be outstanding) and (b) Term Loan-II Lenders having Term Loan-II Percentages which aggregate not less than 51% (so long as any Term Loan-II Commitments or the Term Loan-II shall be outstanding).

   "Responsible Officer" of any corporation shall mean any executive officer or Financial Officer of such corporation and any other officer or similar official thereof responsible for the administration of the obligations of such corporation in respect of this Agreement (or, in the case of matters relating to ERISA, any officer responsible for the administration of the pension funds of such corporation).

  "Revolving Credit Borrowing Request" shall mean a request made pursuant to
Section 2.12 in the form of Exhibit B-7.

   "Revolving Credit Commitment" shall mean, with respect to each Revolving Credit Lender, the commitment of such Lender to make Revolving Credit Loans pursuant to Section 2.9, to make or refund Swingline Loans pursuant to Section
2.14 and to issue or participate in Letters of Credit pursuant to Section 2.15, as set forth on Schedule 1.1, as such Lender's Revolving Credit Commitment may be permanently terminated or reduced from time to time pursuant to Section 2.21 or changed pursuant to Section 8.4.

   "Revolving Credit Facility Exposure" shall mean, with respect to any Revolving Credit Lender, the sum of (a) the Outstanding Revolving Extensions of Credit of such Lender and (b) the aggregate outstanding principal amount of any Competitive Loans made by such Lender.

   "Revolving Credit Facility Loan" shall mean a Competitive Loan, a Swingline Loan or a Revolving Credit Loan.

   "Revolving Credit Lender" shall mean each Lender which has a Revolving Credit Commitment or which has made an outstanding Revolving Credit Facility Loan.

   "Revolving Credit Loans" shall mean the revolving loans made by the Lenders to Westinghouse pursuant to Section 2.12. Each Revolving Credit Loan shall be a Eurodollar Committed Loan or an ABR Loan.

   "Revolving Credit Maturity Date" shall mean the seventh anniversary of the Merger Date.

   "Revolving Credit Percentage" of any Lender at any time shall mean the percentage of the aggregate Revolving Credit Commitments (or, following any termination of all the Revolving Credit Commitments, the Revolving Credit Commitments most recently in effect) represented by such Lender's Revolving Credit Commitment (or, following any such termination, the Revolving Credit Commitment of such Lender most recently in effect).

   "Sale/Leaseback" shall mean any lease, whether an operating lease or a capital lease, whereby Westinghouse or any of its Subsidiaries, directly or indirectly, becomes or remains liable as lessee or as guarantor or other surety, of any Property whether now owned or hereafter acquired, (a) that Westinghouse or any of its Subsidiaries, as the case may be, has sold or transferred or is to sell or transfer to any other Person (other than Westinghouse or any of its Subsidiaries), or (b) that is acquired by any other Person, as part of a financing transaction to which Westinghouse or any of its





LAW2:13233

Subsidiaries is a party, in contemplation of leasing such Property to Westinghouse or any of its Subsidiaries, as the case may be.

   "Sale/Leaseback Attributable Debt" shall mean, for any Sale/Leaseback, the present value (discounted at the rate of interest implicit in such Sale/Leaseback, determined in accordance with GAAP or, in the event that such rate of interest is not reasonably determinable, discounted at the interest rate applicable to an ABR Revolving Credit Loan on the date of the commencement of such transaction), as of the date on which the amount thereof is to be determined, of the obligation of the lessee for net rental payments during the remaining term of such Sale/Leaseback (including any period for which such Sale/Leaseback may, at the option of the lessor, be extended). In the case of any master lease agreement, each fixed or capital asset subject thereto (or any related group of such assets for which the lease terms commence at the same time) shall be deemed to be the subject of a separate Sale/Leaseback, and, to the extent that any fixed or capital asset is the subject of a Sale/Leaseback and then of another, the Sale/Leaseback Attributable Debt will be deemed to be incurred only under the first such Sale/Leaseback. For the purposes of Section 5.6(o), the Sale/Leaseback Attributable Debt of any Subsidiary of Westinghouse which is not a Wholly Owned Subsidiary shall be deemed to be the amount determined in accordance with the foregoing provisions of this definition multiplied by Westinghouse's direct or indirect percentage common equity interest in such Subsidiary at the date of determination.

   "S&P" shall mean Standard & Poor's Ratings Services.

   "SEC" shall mean the Securities and Exchange Commission.

   "6% Amount" shall have the meaning assigned to such term in Section 4.1(i).

   "Specified Existing Credit Agreement Covenants" shall have the meaning assigned to such term in Section 5.18.

   "Specified Section 5.6(o) Indebtedness" shall have the meaning assigned to such term in Section 5.6(o).

   "Stock Plans" shall have the meaning assigned to such term in the definition of "Excluded Issuance".

   "Stock Pledge Agreement" shall mean the Stock Pledge Agreement to be executed and delivered by Parent Acquisition Corp. in favor of the Administrative Agent, substantially in the form of Exhibit G, as amended, supplemented or otherwise modified from time to time.

   "Subsidiary" shall mean, for any Person (the "Parent"), any corporation, partnership or other entity of which shares of Voting Capital Stock sufficient to elect a majority of the board of directors or other Persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) are at the time directly or indirectly owned or controlled by the Parent or one or more of its Subsidiaries or by the Parent and one or more of its Subsidiaries, including, with respect to Westinghouse on and after the Merger Date, CBS and its Subsidiaries; provided, however, that (a) no Person of which Westinghouse or any of its Subsidiaries acquires or has acquired control in connection with or as a consequence of any debt or equity financing provided to such Person in the ordinary course of the business of WFSI, any of its





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
                                                                              21


Subsidiaries, Financial Services or WCI shall be deemed a Subsidiary of Westinghouse, (b) for purposes of paragraph (d) of Article VI, no Person which is a FSC shall be deemed a Subsidiary of Westinghouse and (c) MICROS Systems, Inc. shall not be deemed a Subsidiary of Westinghouse as long as it has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of Westinghouse.

   "Subsidiary Guarantor" shall mean (a) The Knoll Group, Inc., Knoll North America, Inc., Knoll Overseas, Inc., Spinneybeck Enterprises, Inc., Thermo King Corporation, Westinghouse Holdings Corporation, Westinghouse de Puerto Rico, Inc., Westinghouse International Technology Corporation, Westinghouse World Investment Corporation, Westinghouse Industry Products International Company, Westinghouse Norden Systems, Westinghouse Overseas Service Corporation, CBS and each Intermediate Holding Company and (b) any other Subsidiary of Westinghouse designated as a "Subsidiary Guarantor" pursuant to Section 5.16(a).

   "Swingline Commitment" shall mean, with respect to any Swingline Lender, the commitment of such Lender to make ABR Swingline Loans pursuant to Section 2.14, as designated in accordance with Section 2.14(g).

   "Swingline Exposures" shall mean at any time the aggregate principal amount at such time of the outstanding Swingline Loans. The Swingline Exposure of any Revolving Credit Lender at any time shall mean its Revolving Credit Percentage of the aggregate Swingline Exposures at such time.

   "Swingline Lender" shall mean each of Chemical, Morgan and any other Revolving Credit Lender designated by Westinghouse as a "Swingline Lender" pursuant to Section 2.14(g).

   "Swingline Loans" shall mean the collective reference to the ABR Swingline Loans and the Quoted Swingline Loans.

   "Swingline Percentage" of any Swingline Lender at any time shall mean the percentage of the aggregate Swingline Commitments represented by such Swingline Lender's Swingline Commitment.

   "Term Loan Commitments" shall mean the collective reference to the Term Loan-I Commitments and the Term Loan-II Commitments.

   "Term Loan-I" shall mean any term loan made by a Term Loan-I Lender pursuant to Section 2.3. Each Term Loan-I shall be a Eurodollar Committed Loan or an ABR Loan.

   "Term Loan-I Borrowing Request" shall mean a request made pursuant to
Section 2.3 in the form of Exhibit B-1.

   "Term Loan-I Commitment" shall mean, with respect to each Term Loan-I Lender, the commitment of such Lender to make a Term Loan-I pursuant to Section
2.1 as set forth on Schedule 1.1, as such Lender's Term Loan-I Commitment may be permanently terminated or reduced from time to time pursuant to Section 2.21 or 2.23 or changed pursuant to Section 8.4.

   "Term Loan-I Lender" shall mean each Lender which has a Term Loan-I Commitment or which has made an outstanding Term Loan-I.





LAW2:13233

   "Term Loan-I Percentage" of any Term Loan-I Lender at any time shall mean the percentage of the aggregate Term Loan-I Commitments represented by such Lender's Term Loan-I Commitment (or, at any time after the Merger Date, the percentage of the aggregate principal amount of the Term Loan-I then outstanding represented by the principal amount of such Lender's Term Loan-I then outstanding).

   "Term Loan-II" shall mean any term loan made by a Term Loan-II Lender pursuant to Section 2.7. Each Term Loan-II shall be a Eurodollar Committed Loan or an ABR Loan.

   "Term Loan-II Borrowing Request" shall mean a request made pursuant to
Section 2.7 in the form of Exhibit B-2.

   "Term Loan-II Commitment" shall mean, with respect to each Term Loan-II Lender, the commitment of such Lender to make a Term Loan-II pursuant to
Section 2.5 as set forth on Schedule 1.1, as such Lender's Term Loan-II Commitment may be permanently terminated or reduced from time to time pursuant to Section 2.21 or 2.23 or changed pursuant to Section 8.4.

   "Term Loan-II Lender" shall mean each Lender which has a Term Loan-II Commitment or which has made an outstanding Term Loan-II.

   "Term Loan-II Percentage" of any Term Loan-II Lender at any time shall mean the percentage of the aggregate Term Loan-II Commitments represented by such Lender's Term Loan-II Commitment (or, at any time after the Merger Date, the percentage of the aggregate principal amount of Term Loan-II then outstanding represented by the principal amount of such Lender's Term Loan-II then outstanding).

   "Term Loans" shall mean the collective reference to the Term Loan-I and the Term Loan-II.

   "Total Facility Percentage" shall mean, as to any Lender at any time, the quotient (expressed as a percentage) of (a) the sum of (i) such Lender's Term Loan-I Commitment, (ii) such Lender's Term Loan-II Commitment, (iii) the aggregate principal amount of such Lender's outstanding Term Loans and (iv) such Lender's Revolving Credit Commitment (or (x) for the purposes of acceleration of the Loans pursuant to clause (II) of Article VI or (y) if the Revolving Credit Commitments have terminated, such Lender's Revolving Credit Facility Exposure) and (b) the sum of (i) the aggregate Term Loan-I Commitments, (ii) the aggregate Term Loan-II Commitments, (iii) the aggregate principal amount of all outstanding Term Loans and (iv) the Total Revolving Credit Commitment (or (x) for the purposes of acceleration of the Loans pursuant to clause (II) of Article VI or (y) if the Revolving Credit Commitments have terminated, the Total Revolving Credit Facility Exposure).

   "Total Revolving Credit Commitment" shall mean at any time the aggregate amount of the Revolving Credit Commitments in effect at such time.

   "Total Revolving Credit Facility Exposure" shall mean at any time the aggregate amount of the Revolving Credit Facility Exposures at such time.

   "Transferee" shall mean any assignee or participant described in Section 8.4(b) or (f).





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
                                                                              23


   "Type" when used in respect of any Loan, shall refer to the Rate by reference to which interest on such Loan is determined. For purposes hereof, "Rate" shall mean the Eurodollar Rate, the Alternate Base Rate, the Quoted Swingline Rate and the rate paid on Absolute Rate Loans.

   "Unrefunded Swingline Loans" shall have the meaning assigned to such term in
Section 2.14(d).

   "U.S. Person" shall mean a citizen, national or resident of the United States of America or an entity organized in or under the laws of the United States of America.

   "Voting Capital Stock" shall mean securities or other ownership interests of a corporation, partnership or other entity having by the terms thereof ordinary voting power to vote in the election of the board of directors or other Persons performing similar functions of such corporation, partnership or other entity (without regard to the occurrence of any contingency).

   "Westinghouse" shall have the meaning assigned to such term in the preamble to this Agreement.

   "WCI" shall mean WCI Communities, Inc., a Delaware corporation, and its Wholly Owned Subsidiaries.

   "WFSI" shall mean Westinghouse Financial Services, Inc., a Delaware corporation that was merged into Westinghouse on May 5, 1993.

   "Wholly Owned Subsidiary" shall mean any Subsidiary of which all shares of Voting Capital Stock (other than, in the case of a corporation, directors' qualifying shares) are owned directly or indirectly by the Parent (as defined in the definition of "Subsidiary").

   SECTION 1.2. Terms Generally. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall, except where the context otherwise requires, be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, all terms of an accounting nature shall be construed in accordance with GAAP as in effect from time to time; provided, however, that, for purposes of determining compliance with the covenants set forth in Sections 5.10, 5.11 and 5.12 (such Sections being referred to as the "Financial Covenants"), except as otherwise set forth in the Financial Covenants and the definitions related thereto, such terms shall be construed in accordance with GAAP as in effect on December 31, 1994, applied on a basis consistent with the application used in preparing Westinghouse's audited financial statements prepared as of such date. For the purposes of the Financial Covenants and the calculation of Excess Cash Flow,
(a) the Discontinued Operations shall be disregarded and (b) the businesses classified as Discontinued Operations shall be limited to those businesses treated as such in the financial statements of Westinghouse for the fiscal year ended December 31, 1994 and the accounting treatment of Discontinued Operations shall be consistent with the accounting treatment thereof in such financial statements.







LAW2:13233

                                  ARTICLE II.

                                  THE CREDITS

   SECTION 2.1. Term Loan-I Commitments. Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Term Loan-I Lender agrees, severally and not jointly, to make a Term Loan-I to Westinghouse on the Merger Date in a principal amount not to exceed such Lender's Term Loan-I Commitment.

   SECTION 2.2. Term Loan-I. (a) The Term Loan-I shall be made by the Term Loan-I Lenders to Westinghouse ratably in accordance with their respective Term Loan-I Commitments.

   (b) The Term Loan-I may from time to time be comprised of Eurodollar Committed Loans or ABR Loans, as determined by Westinghouse and notified to the Administrative Agent in accordance with Sections 2.3 and 2.16.

   (c) Each Term Loan-I Lender shall make the Term Loan-I to be made by it on the Merger Date by wire transfer of immediately available funds to the Administrative Agent in New York, New York, not later than 12:00 noon, New York City time, on such date, and the Administrative Agent shall by 3:00 p.m., New York City time, on such date, credit the amounts so received to the general deposit account of Westinghouse with the Administrative Agent.

   SECTION 2.3. Term Loan-I Borrowing Procedure. In order to request the Term Loan-I, Westinghouse shall hand deliver or telecopy to the Administrative Agent a Term Loan-I Borrowing Request in the form of Exhibit B-1 (a) in the case of a Eurodollar Committed Loan, not later than 10:30 a.m., New York City time, three Business Days prior to the Merger Date, and (b) in the case of an ABR Loan, not later than 10:30 a.m., New York City time, one Business Day prior to the Merger Date. Such notice shall be irrevocable and shall specify (i) whether the borrowing then being requested is to be of Eurodollar Committed Loans, ABR Loans or a combination thereof and (ii) in the case of Eurodollar Committed Loans, the Interest Period with respect thereto. The Administrative Agent shall promptly advise each Term Loan-I Lender of any notice given pursuant to this Section 2.3 and of such Lender's portion of Term Loan-I.

   SECTION 2.4. Repayment of Term Loan-I. Westinghouse hereby unconditionally promises to pay to the Administrative Agent, for the account of the Term Loan-I Lenders, the principal amount of the Term Loan-I in two installments, the first of which, in the aggregate amount of $2,000,000,000, shall be payable on the second anniversary of the Merger Date and the second of which, in the aggregate amount of $500,000,000, shall be payable six months after such second anniversary. Westinghouse hereby further agrees to pay interest on the principal balance of the Term Loan-I from time to time outstanding from and including the Merger Date until payment in full thereof as set forth in Section
2.18.  Amounts repaid on account of Term Loan-I may not be reborrowed.

   SECTION 2.5. Term Loan-II Commitments. Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Term Loan-II Lender agrees, severally and not jointly, to make a Term Loan-II to Westinghouse on the Merger Date in a principal amount not to exceed such Lender's Term Loan-II Commitment.

   SECTION 2.6. Term Loan-II. (a) The Term Loan-II shall be made by the Term Loan-II Lenders to Westinghouse ratably in accordance with their respective Term Loan-II Commitments.





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
                                                                              25



   (b) The Term Loan-II may from time to time be comprised of Eurodollar Committed Loans or ABR Loans, as determined by Westinghouse and notified to the Administrative Agent in accordance with Sections 2.7 and 2.16.

   (c) Each Term Loan-II Lender shall make the Term Loan-II to be made by it hereunder on the Merger Date by wire transfer of immediately available funds to the Administrative Agent in New York, New York, not later than 12:00 noon, New York City time, on such date, and the Administrative Agent shall by 3:00 p.m., New York City time, on such date, credit the amounts so received to the general deposit account of Westinghouse with the Administrative Agent.

   SECTION 2.7. Term Loan-II Borrowing Procedure. In order to request the Term Loan-II, Westinghouse shall hand deliver or telecopy to the Administrative Agent a Term Loan-II Borrowing Request in the form of Exhibit B-2 (a) in the case of a Eurodollar Committed Loan, not later than 10:30 a.m., New York City time, three Business Days prior to the Merger Date, and (b) in the case of an ABR Loan, not later than 10:30 a.m., New York City time, one Business Day prior to the Merger Date. Such notice shall be irrevocable and shall specify (i) whether the borrowing then being requested is to be of Eurodollar Committed Loans, ABR Loans or a combination thereof and (ii) in the case of Eurodollar Committed Loans, the Interest Period with respect thereto. The Administrative Agent shall promptly advise each Term Loan-II Lender of any notice given pursuant to this Section 2.7 and of such Lender's portion of Term Loan-II.

   SECTION 2.8. Repayment of Term Loan-II. Westinghouse hereby unconditionally promises to pay to the Administrative Agent, for the account of the Term Loan-II Lenders, the principal amount of the Term Loan-II in eighteen consecutive quarterly installments, payable every three months on each numerical date (each, a "Numerical Date", provided that if no Numerical Date shall occur in a particular month, the Numerical Date occurring in such month shall be deemed to be the last Business Day occurring in such month) corresponding to the Merger Date, commencing on the Numerical Date occurring nine months after the beginning of the third Annual Period and ending on the seventh anniversary of the Merger Date. The first two such installments shall each be in the aggregate amount of $125,000,000 and the remaining installments shall be in an aggregate amount for each Annual Period as specified below and shall be in equal quarterly installments (payable on the Numerical Dates occurring three, six, nine and twelve months, respectively, after the beginning of each such Annual Period) within each Annual Period:

     Annual Period              Amount
     -------------              ------
        4                    $500,000,000
        5                     550,000,000
        6                     600,000,000
        7                     600,000,000.

Westinghouse hereby further agrees to pay interest on the principal balance of the Term Loan-II from time to time outstanding from and including the Merger Date until payment in full thereof as set forth in Section 2.18. Amounts repaid on account of Term Loan-II may not be reborrowed.

   SECTION 2.9. Revolving Credit Commitments. Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Revolving Credit Lender agrees, severally and not jointly, to make Revolving Credit Loans to Westinghouse, at any time and from time to time on and after the Merger Date and until the earlier of (a) the Business Day immediately preceding the Revolving Credit Maturity Date and (b) the termination of the Revolving





LAW2:13233

Credit Commitment of such Lender, in an aggregate principal amount at any time outstanding not to exceed such Lender's Revolving Credit Commitment. Westinghouse may borrow, prepay and reborrow Revolving Credit Loans on and after the Merger Date and prior to the Revolving Credit Maturity Date, subject to the terms, conditions and limitations set forth herein.

   SECTION 2.10. Revolving Credit Loans; Competitive Loans. (a) Each Revolving Credit Loan shall be made to Westinghouse by the Revolving Credit Lenders ratably in accordance with their respective Revolving Credit Commitments. Each Competitive Loan shall be made to Westinghouse by the Revolving Credit Lender whose Competitive Bid therefor is accepted, and in the amount so accepted, in accordance with the procedures set forth in Section
2.11. The Revolving Credit Loans or Competitive Loans shall be made in minimum amounts equal to (i) in the case of Competitive Loans, $5,000,000 or an integral multiple of $1,000,000 in excess thereof, (ii) in the case of Eurodollar Revolving Credit Loans, $50,000,000 or an integral multiple of $5,000,000 in excess thereof, and (iii) in the case of ABR Revolving Credit Loans, $25,000,000 or an integral multiple of $5,000,000 in excess thereof (or an aggregate principal amount equal to the remaining balance of the available Revolving Credit Commitments).

   (b) Each Revolving Credit Lender shall make each Revolving Credit Facility Loan (other than a Swingline Loan, as to which this Section 2.10 shall not apply) to be made by it on the proposed date thereof by wire transfer of immediately available funds to the Administrative Agent in New York, New York, not later than 12:00 noon, New York City time (or, in connection with an ABR Loan to be made on the same day on which a notice is submitted, 12:30 p.m., New York City time) and the Administrative Agent shall by 3:00 p.m., New York City time, credit the amounts so received to the general deposit account of Westinghouse with the Administrative Agent.

   SECTION 2.11. Competitive Bid Procedure. (a) In order to request Competitive Bids, Westinghouse shall hand deliver or telecopy to the Administrative Agent a duly completed Competitive Bid Request in the form of Exhibit B-3, to be received by the Administrative Agent (i) in the case of a Eurodollar Competitive Loan, not later than 10:00 a.m., New York City time, four Business Days before a proposed Competitive Loan and (ii) in the case of an Absolute Rate Loan, not later than 10:00 a.m., New York City time, one Business Day before a proposed Competitive Loan. No ABR Loan shall be requested in, or made pursuant to, a Competitive Bid Request. A Competitive Bid Request that does not conform substantially to the format of Exhibit B-3 may be rejected in the Administrative Agent's discretion (exercised in good faith), and the Administrative Agent shall promptly notify Westinghouse of such rejection by telephone, confirmed by telecopier. Such request shall in each case refer to this Agreement and specify (x) whether the Competitive Loan then being requested is to be a Eurodollar Competitive Loan or an Absolute Rate Loan, (y) the date of such Loan (which shall be a Business Day) and the aggregate principal amount thereof which shall be in a minimum principal amount of $5,000,000 and in an integral multiple of $1,000,000, and (z) the Interest Period with respect thereto (which may not end after the Revolving Credit Maturity Date). Prior to the earlier of (i) the first anniversary of the Merger Date and (ii) the Release Date, the aggregate principal amount of Competitive Loans shall not exceed $500,000,000 at any one time outstanding. Promptly after its receipt of a Competitive Bid Request that is not rejected as aforesaid (and in any event by 5:00 p.m., New York City time, on the date of such receipt if such receipt occurs by the time specified in the first sentence of this paragraph), the Administrative Agent shall invite by telecopier (in the form set forth in Exhibit B-4) the Revolving Credit Lenders to bid, on the terms and conditions of this Agreement, to make Competitive Loans pursuant to the Competitive Bid Request.





LAW2:13233

   (b) Each Revolving Credit Lender may, in its sole discretion, make one or more Competitive Bids to Westinghouse responsive to a Competitive Bid Request. Each Competitive Bid must be received by the Administrative Agent by telecopier, in the form of Exhibit B-5, (i) in the case of a Eurodollar Competitive Loan, not later than 9:30 a.m., New York City time, three Business Days before a proposed Competitive Loan and (ii) in the case of an Absolute Rate Loan, not later than 9:30 a.m., New York City time, on the day of a proposed Competitive Loan. Multiple Competitive Bids will be accepted by the Administrative Agent. Competitive Bids that do not conform substantially to the format of Exhibit B-5 may be rejected by the Administrative Agent after conferring with, and upon the instruction of, Westinghouse, and the Administrative Agent shall notify the Revolving Credit Lender making such nonconforming Competitive Bid of such rejection as soon as practicable. Each Competitive Bid shall refer to this Agreement and specify (x) the principal amount (which shall be in a minimum principal amount of $5,000,000 and in an integral multiple of $1,000,000 and which may equal the entire principal amount of the Competitive Loan requested by Westinghouse) of the Competitive Loan or Loans that the applicable Revolving Credit Lender is willing to make to Westinghouse, (y) the Competitive Bid Rate or Rates at which such Lender is prepared to make the Competitive Loan or Loans and (z) the Interest Period and the last day thereof. A Competitive Bid submitted pursuant to this paragraph
(b) shall be irrevocable (subject to the satisfaction of the conditions to borrowing set forth in Article IV).

   (c) The Administrative Agent shall promptly (and in any event by 10:15 a.m., New York City time, on the date on which such Competitive Bids shall have been made) notify Westinghouse by telecopier of all the Competitive Bids made, the Competitive Bid Rate and the principal amount of each Competitive Loan in respect of which a Competitive Bid was made and the identity of the Revolving Credit Lender that made each Competitive Bid. The Administrative Agent shall send a copy of all Competitive Bids to Westinghouse for its records as soon as practicable after completion of the bidding process set forth in this Section 2.11.

   (d) Westinghouse may in its sole and absolute discretion, subject only to the provisions of this paragraph (d), accept or reject any Competitive Bid referred to in paragraph (c) above. Westinghouse shall notify the Administrative Agent by telephone, confirmed by telecopier in the form of a Competitive Bid Accept/Reject Letter, whether and to what extent it has decided to accept or reject any of or all the Competitive Bids referred to in paragraph
(c) above, (x) in the case of a Eurodollar Competitive Loan, not later than 11:00 a.m., New York City time, three Business Days before a proposed Competitive Loan, and (y) in the case of an Absolute Rate Loan, not later than 11:00 a.m., New York City time, on the day of a proposed Competitive Loan; provided, however, that (i) the failure by Westinghouse to give such notice shall be deemed to be a rejection of all the Competitive Bids referred to in paragraph (c) above, (ii) Westinghouse shall not accept a Competitive Bid made at a particular Competitive Bid Rate if it has decided to reject a Competitive Bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by Westinghouse shall not exceed the principal amount specified in the Competitive Bid Request (but may be less than that requested),
(iv) if Westinghouse shall accept a Competitive Bid or Competitive Bids made at a particular Competitive Bid Rate but the amount of such Competitive Bid or Competitive Bids shall cause the total amount of Competitive Bids to be accepted by it to exceed the amount specified in the Competitive Bid Request, then Westinghouse shall accept a portion of such Competitive Bid or Competitive Bids in an amount equal to the amount specified in the Competitive Bid Request less the amount of all other Competitive Bids accepted with respect to such Competitive Bid Request, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid at such Competitive Bid Rate, and (v) except pursuant to clause (iv) above no Competitive Bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal





LAW2:13233
amount of $5,000,000 and an integral amount multiple of $1,000,000; provided, further, however, that if a Competitive Loan must be in an amount less than $5,000,000 because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of $1,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to clause (iv) the amounts shall be rounded to integral multiples of $1,000,000 in a manner which shall be in the discretion of Westinghouse. A notice given by Westinghouse pursuant to this paragraph (d) shall be irrevocable.

   (e) The Administrative Agent shall promptly notify each bidding Revolving Credit Lender whether or not its Competitive Bid has been accepted (and if so, in what amount and at what Competitive Bid Rate) by telecopy sent by the Administrative Agent, and each successful bidder will thereupon become bound, subject to the other applicable conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted.

   (f) A Competitive Bid Request shall not be made within five Business Days after the date of any previous Competitive Bid Request, unless Westinghouse and the Administrative Agent shall mutually agree otherwise.

            (g) If the Lender which is the Administrative Agent shall elect to submit a Competitive Bid in its capacity as a Revolving Credit Lender, it shall submit such Competitive Bid directly to Westinghouse one quarter of an hour earlier than the latest time at which the other Lenders are required to submit their Competitive Bids to the Administrative Agent pursuant to paragraph (b) above.

   (h) All notices required by this Section 2.11 shall be given in accordance with Section 8.1.

   SECTION 2.12. Revolving Credit Borrowing Procedure. In order to request a Revolving Credit Loan, Westinghouse shall hand deliver or telecopy to the Administrative Agent a Revolving Credit Borrowing Request in the form of Exhibit B-7 (a) in the case of a Eurodollar Revolving Credit Loan, not later than 10:30 a.m., New York City time, three Business Days before a proposed borrowing and (b) in the case of an ABR Revolving Credit Loan, not later than 10:30 a.m., New York City time, on the day of a proposed borrowing. Such notice shall be irrevocable and shall in each case specify (i) whether the Revolving Credit Loan then being requested is to be a Eurodollar Revolving Credit Loan or an ABR Revolving Credit Loan, (ii) the date of such Revolving Credit Loan (which shall be a Business Day) and the amount thereof; and (iii) in the case of a Eurodollar Revolving Credit Loan, the Interest Period with respect thereto. The Administrative Agent shall promptly advise the Revolving Credit Lenders of any notice given pursuant to this Section 2.12 and of each Revolving Credit Lender's portion of the requested Loan.

   SECTION 2.13. Repayment of Revolving Credit Facility Loans. Westinghouse shall repay all outstanding Revolving Credit Loans and all outstanding Swingline Loans on the Revolving Credit Maturity Date (or such earlier date on which the Revolving Credit Commitments shall terminate in accordance herewith). Westinghouse shall repay Competitive Loans on the Maturity Date applicable thereto. Each Revolving Credit Facility Loan shall bear interest from and including the date thereof on the outstanding principal balance thereof as set forth in Section 2.18.

   SECTION 2.14. Swingline Loans. (a) Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Swingline Lender agrees, severally and not jointly, at any time and from time to time on and after the Merger Date and until





LAW2:13233
the earlier of the Business Day immediately preceding the Revolving Credit Maturity Date and the termination of the Swingline Commitment of such Swingline Lender, (i) to make available to Westinghouse Swingline Loans ("Quoted Swingline Loans") on the basis of quoted interest rates (each, a "Quoted Swingline Rate") furnished by such Swingline Lender from time to time in its discretion to Westinghouse (through the Administrative Agent) and accepted by Westinghouse in its discretion and (ii) to make Swingline Loans ("ABR Swingline Loans") to Westinghouse bearing interest at a rate equal to the Alternate Base Rate plus the Applicable Margin in an aggregate principal amount (in the case of this clause (ii)) not to exceed such Swingline Lender's Swingline Commitment. The aggregate outstanding principal amount of the Quoted Swingline Loans of any Swingline Lender, when added to the aggregate outstanding principal amount of the ABR Swingline Loans of such Swingline Lender, may exceed such Swingline Lender's Swingline Commitment, provided, that in no event shall the aggregate outstanding principal amount of the Swingline Loans exceed the aggregate Swingline Commitments then in effect. Each Quoted Swingline Loan shall be made only by the Swingline Lender furnishing the relevant Quoted Swingline Rate. Each ABR Swingline Loan shall be made by the Swingline Lenders ratably in accordance with their respective Swingline Percentages. The Swingline Loans shall be made in a minimum aggregate principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof (or an aggregate principal amount equal to the remaining balance of the available Swingline Commitments). Each Swingline Lender shall make the portion of each Swingline Loan to be made by it available to Westinghouse by means of a credit to the general deposit account of Westinghouse with the Administrative Agent or a wire transfer, at the expense of Westinghouse, to an account designated in writing by Westinghouse, in each case by 3:30 p.m., New York City time, on the date such Swingline Loan is requested to be made pursuant to paragraph (b) below, in immediately available funds. Westinghouse may borrow, prepay and reborrow Swingline Loans on or after the Merger Date and prior to the Revolving Credit Maturity Date (or such earlier date on which the Revolving Credit Commitments shall terminate in accordance herewith) on the terms and subject to the conditions and limitations set forth herein.

   (b) Westinghouse shall give the Administrative Agent telephonic, written or telecopy notice substantially in the form of Exhibit B-8 (in the case of telephonic notice, such notice shall be promptly confirmed by telecopy) no later than 2:30 p.m., New York City time (or, in the case of a proposed Quoted Swingline Loan, 12:00 noon, New York City time), on the day of a proposed Swingline Loan. Such notice shall be delivered on a Business Day, shall be irrevocable (subject, in the case of Quoted Swingline Loans, to receipt by Westinghouse of Quoted Swingline Rates acceptable to it) and shall refer to this Agreement and shall specify the requested date (which shall be a Business
Day) and amount of such Swingline Loan. The Administrative Agent shall promptly advise the Swingline Lenders of any notice received from Westinghouse pursuant to this paragraph (b). In the event that Westinghouse accepts a Quoted Swingline Rate in respect of a proposed Quoted Swingline Loan, it shall notify the Administrative Agent (which shall in turn notify the relevant Swingline Lender) of such acceptance no later than 2:30 p.m., New York City time, on the relevant borrowing date.

   (c) In the event that (i) any ABR Swingline Loan shall be outstanding for more than five Business Days or (ii) the aggregate outstanding principal amount of the Quoted Swingline Loans shall exceed $200,000,000 (such excess, a "Quoted Swingline Excess Amount") for a period longer than five consecutive Business Days, the Administrative Agent shall, on behalf of Westinghouse (which hereby irrevocably directs and authorizes the Administrative Agent to act on its behalf), request each Revolving Credit Lender, including the Swingline Lenders, to make an ABR Revolving Credit Loan in an amount equal to such Revolving Credit Lender's Revolving Credit Percentage of (x) the principal amount of such ABR Swingline Loan (in the case of clause (i) above) or (y) the relevant Quoted Swingline Excess Amount (in the case of clause (ii) above). Each Revolving Credit





LAW2:13233

Lender will make the proceeds of its Revolving Credit Loan available to the Administrative Agent for the account of the relevant Swingline Lenders at the office of the Administrative Agent prior to 12:00 Noon, New York City time, in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Credit Loans shall be immediately applied to repay the relevant Swingline Loans. Unless otherwise agreed by each affected Swingline Lender, repayments pursuant to clause (ii) above shall be applied on the basis of the length of time which the then outstanding Quoted Swingline Loans shall have been outstanding, with the Quoted Swingline Loans outstanding for the longest periods being repaid first.

   (d) If, for any reason, Revolving Credit Loans may not be (as determined by the Administrative Agent in its sole discretion), or are not, made pursuant to
Section 2.14(c) to repay Swingline Loans as required by said Section, then, effective on the date such Revolving Credit Loans would otherwise have been made, each Revolving Credit Lender severally, unconditionally and irrevocably agrees that it shall purchase an undivided participating interest in such Swingline Loans ("Unrefunded Swingline Loans") in an amount equal to the amount of the Revolving Credit Loan which otherwise would have been made by such Lender pursuant to Section 2.14(c), which purchase shall be funded by the time such Revolving Credit Loan would have been required to be made pursuant to
Section 2.14(c). In the event that the Revolving Credit Lenders purchase undivided participating interests pursuant to the first sentence of this paragraph (d), each Revolving Credit Lender shall immediately transfer to the Administrative Agent, for the account of the relevant Swingline Lenders, in immediately available funds, the amount of its participation.

   (e) Whenever, at any time after any Swingline Lender has received from any Revolving Credit Lender such Revolving Credit Lender's participating interest in a Swingline Loan, such Swingline Lender receives any payment on account thereof, such Swingline Lender will promptly distribute to such Revolving Credit Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Credit Lender's participating interest was outstanding and funded); provided, however, that in the event that such payment received by such Swingline Lender is required to be returned, such Revolving Credit Lender will return to such Swingline Lender any portion thereof previously distributed by such Swingline Lender to it.

   (f) Notwithstanding anything to the contrary in this Agreement, each Revolving Credit Lender's obligation to make the Revolving Credit Loans referred to in Section 2.14(c) and to purchase and fund participating interests pursuant to Section 2.14(d) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Lender or Westinghouse may have against any Swingline Lender, Westinghouse or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the conditions specified in Article IV; (iii) any adverse change in the condition (financial or otherwise) of any Loan Party; (iv) any breach of this Agreement or any other Loan Document by any Loan Party or any Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

   (g) Upon written or telecopy notice to the Swingline Lenders and to the Administrative Agent, Westinghouse may, subject to the prior consent of each Agent, at any time terminate, from time to time in part reduce, or from time to time (with the approval of the relevant Swingline Lender) increase, the Swingline Commitment of any Swingline Lender. At any time when there shall be fewer than six Swingline Lenders, Westinghouse may appoint from among the Revolving Credit Lenders a new Swingline Lender, subject to the prior consent of each Agent and





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                                                                              31


such new Swingline Lender, so long as at no time shall there be more than six Swingline Lenders. Notwithstanding anything to the contrary in this Agreement,
(i) if any ABR Swingline Loans shall be outstanding at the time of any termination, reduction, increase or appointment pursuant to the preceding two sentences, Westinghouse shall on the date thereof prepay or borrow ABR Swingline Loans to the extent necessary to ensure that at all times the outstanding ABR Swingline Loans held by the Swingline Lenders shall be pro rata according to the respective Swingline Commitments of the Swingline Lenders and
(ii) in no event may the aggregate Swingline Commitments exceed $400,000,000. On the date of any termination or reduction of the Swingline Commitments pursuant to this paragraph (g), Westinghouse shall pay or prepay so much of the Swingline Loans as shall be necessary in order that, after giving effect to such termination or reduction, (i) the aggregate outstanding principal amount of the ABR Swingline Loans of any Swingline Lender will not exceed the Swingline Commitment of such Swingline Lender and (ii) the aggregate outstanding principal amount of all Swingline Loans will not exceed the aggregate Swingline Commitments.

   (h) Westinghouse may prepay any Swingline Loan in whole or in part at any time without premium or penalty; provided that Westinghouse shall have given the Administrative Agent written or telecopy notice (or telephone notice promptly confirmed in writing or by telecopy) of such prepayment not later than 10:30 a.m., New York City time, on the Business Day designated by Westinghouse for such prepayment; and provided further that each partial payment shall be in an amount that is an integral multiple of $1,000,000. Each notice of prepayment under this paragraph (h) shall specify the prepayment date and the principal amount of each Swingline Loan (or portion thereof) to be prepaid, shall be irrevocable and shall commit Westinghouse to prepay such Swingline Loan (or portion thereof) by the amount stated therein on the date stated therein. All prepayments under this paragraph (h) shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment. Each payment of principal of or interest on ABR Swingline Loans shall be allocated, as between the Swingline Lenders, pro rata in accordance with their respective Swingline Percentages.

   SECTION 2.15. Letters of Credit. (a) Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Issuing Lender agrees, at any time and from time to time on or after the Merger Date until the earlier of (i) the tenth Business Day preceding the Revolving Credit Maturity Date and (ii) the termination of the Revolving Credit Commitments in accordance with the terms hereof, to issue and deliver or to extend the expiry of Letters of Credit for the account of Westinghouse in an aggregate outstanding undrawn amount which does not exceed the maximum amount specified in the applicable Issuing Lender Agreement; provided that in no event shall the Aggregate LC Exposure exceed $1,750,000,000 at any time. Each Letter of Credit (i) shall be in a form approved in writing by Westinghouse and the applicable Issuing Lender and (ii) shall permit drawings upon the presentation of such documents as shall be specified by Westinghouse in the applicable notice delivered pursuant to paragraph (c) below. The Revolving Credit Lenders agree that, subject to compliance with the conditions precedent set forth in
Section 4.2, any Designated Letter of Credit may be designated as a Letter of Credit hereunder from time to time on or after the Merger Date pursuant to the procedures specified in the definition of "Designated Letters of Credit".

   (b) Each Letter of Credit shall by its terms expire not later than the fifth Business Day preceding the Revolving Credit Maturity Date. Any Letter of Credit may provide for the renewal thereof for additional periods (which shall in no event extend beyond the date referred to in the preceding sentence).
Each Letter of Credit shall by its terms provide for payment of drawings in Dollars or in a Foreign Currency, provided that a Letter of Credit denominated in a Foreign Currency may not be issued if, after giving effect thereto, the Dollar equivalent of the aggregate face amount of





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                                                                              32


all Letters of Credit denominated in Foreign Currencies then outstanding would exceed $300,000,000, as determined by the Administrative Agent.

   (c) Westinghouse shall give the applicable Issuing Lender and the Administrative Agent written or telecopy notice not later than 10:00 a.m., New York City time, five Business Days (or such shorter period as shall be acceptable to such Issuing Lender) prior to any proposed issuance of a Letter of Credit. Each such notice shall refer to this Agreement and shall specify
(i) the date on which such Letter of Credit is to be issued (which shall be a Business Day) and the face amount of such Letter of Credit, (ii) the name and address of the beneficiary, (iii) whether such Letter of Credit shall permit a single drawing or multiple drawings, (iv) the form of the documents required to be presented at the time of any drawing (together with the exact wording of such documents or copies thereof), (v) the expiry date of such Letter of Credit (which shall conform to the provisions of paragraph (b) above) and (vi) if such Letter of Credit is to be in a Foreign Currency, the relevant Foreign Currency. The Administrative Agent shall give to each Revolving Credit Lender prompt written or telecopy advice of the issuance of any Letter of Credit.

   (d) By the issuance of a Letter of Credit and without any further action on the part of the applicable Issuing Lender or the Revolving Credit Lenders in respect thereof, the applicable Issuing Lender hereby grants to each Revolving Credit Lender, and each Revolving Credit Lender hereby acquires from such Issuing Lender, a participation in such Letter of Credit equal to such Lender's Revolving Credit Percentage at the time of any drawing thereunder of the face amount of such Letter of Credit, effective upon the issuance of such Letter of Credit. In addition, the applicable Issuing Lender hereby grants to each Revolving Credit Lender, and each Revolving Credit Lender hereby acquires from such Issuing Lender, a participation in each Designated Letter of Credit equal to such Lender's Revolving Credit Percentage at the time of any drawing thereunder of the face amount of such Designated Letter of Credit, effective on the date such Designated Letter of Credit is designated as a Letter of Credit hereunder. In consideration and in furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of each Issuing Lender, in accordance with paragraph (f) below, such Revolving Credit Lender's Revolving Credit Percentage of each unreimbursed LC Disbursement made by such Issuing Lender; provided, however, that the Revolving Credit Lenders shall not be obligated to make any such payment with respect to any payment or disbursement made under any Letter of Credit to the extent resulting from the gross negligence or wilful misconduct of such Issuing Lender.

   (e) Each Revolving Credit Lender acknowledges and agrees that its acquisition of participations pursuant to paragraph (d) above in respect of Letters of Credit shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Lender or Westinghouse may have against any Issuing Lender, Westinghouse or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the conditions specified in Article IV; (iii) any adverse change in the condition (financial or otherwise) of any Loan Party; (iv) any breach of this Agreement or any other Loan Document by any Loan Party or any Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

   (f) On the date on which it shall have ascertained that any documents presented under a Letter of Credit appear to be in conformity with the terms and conditions of such Letter of Credit, the applicable Issuing Lender shall give written or telecopy notice to Westinghouse and the Administrative Agent of the amount of the drawing and the date on which payment thereon has been or will be made. If the applicable Issuing Lender shall not have received from Westinghouse the





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                                                                              33


payment required pursuant to paragraph (g) below by 12:00 noon, New York City time, two Business Days after the date on which payment of a draft presented under any Letter of Credit has been made, such Issuing Lender shall so notify the Administrative Agent, which shall in turn promptly notify each Revolving Credit Lender, specifying in the notice to each Revolving Credit Lender such Lender's Revolving Credit Percentage of such LC Disbursement. Each Revolving Credit Lender shall pay to the Administrative Agent, not later than 2:00 p.m., New York City time, on such second Business Day, such Lender's Revolving Credit Percentage of such LC Disbursement (which obligation shall be expressed in Dollars only), which the Administrative Agent shall promptly pay to the applicable Issuing Lender. The Administrative Agent will promptly remit to each Revolving Credit Lender such Lender's Revolving Credit Percentage of any amounts subsequently received by the Administrative Agent from Westinghouse in respect of such LC Disbursement; provided that (i) amounts so received for the account of any Revolving Credit Lender prior to payment by such Lender of amounts required to be paid by it hereunder in respect of any LC Disbursement and (ii) amounts representing interest at the rate provided in paragraph (g) below on any LC Disbursement for the period prior to the payment by such Lender of such amounts shall in each case be remitted to the applicable Issuing Lender.

   (g) If an Issuing Lender shall pay any draft presented under a Letter of Credit, Westinghouse shall pay to such Issuing Lender an amount equal to the amount of such draft before 12:00 noon, New York City time, on the second Business Day immediately following the date of payment of such draft, together with interest (if any) on such amount at a rate per annum equal to the interest rate in effect for ABR Loans (or, in the case of Foreign Currency-denominated Letters of Credit, the rate which would reasonably and customarily be charged by such Issuing Lender on outstanding loans denominated in the relevant Foreign Currency) from (and including) the date of payment of such draft to (but excluding) the date on which either Westinghouse shall have repaid, or the Revolving Credit Lenders shall have refunded, such draft in full (which interest shall be payable on such second Business Day and from time to time thereafter on demand until either Westinghouse shall have repaid, or the Revolving Credit Lenders shall have refunded, such draft in full). In the event that such drawing shall be refunded by the Revolving Credit Lenders as provided in Section 2.15(f), Westinghouse shall pay to the Administrative Agent, for the account of the Revolving Credit Lenders, quarterly on the last day of each March, June, September and December, interest on the amount so refunded at a rate per annum equal to the interest rate in effect for ABR Loans from (and including) the date of such refunding to (but excluding) the date on which the amount so refunded by the Revolving Credit Lenders shall have been paid in full in Dollars by Westinghouse. Each payment made to an Issuing Lender by Westinghouse pursuant to this paragraph shall be made at such Issuing Lender's address for notices specified herein in lawful money of (x) the United States of America (in the case of payments made on Dollar-denominated Letters of Credit) or (y) the applicable foreign jurisdiction (in the case of payments on Foreign Currency-denominated Letters of Credit) and in immediately available funds. The obligation of Westinghouse to pay the amounts referred to above in this paragraph (g) (and the obligations of the Revolving Credit Lenders under paragraphs (d) and (f) above) shall be absolute, unconditional and irrevocable and shall be satisfied strictly in accordance with their terms irrespective of:

        (i) any lack of validity or enforceability of any Letter of Credit or of the obligations of Westinghouse under any Loan Document;

        (ii) the existence of any claim, setoff, defense or other right which Westinghouse or any other Person may at any time have against the beneficiary under any Letter of Credit, the Agents, any Issuing Lender or any Lender (other than the defense of payment in accordance with the terms of this Agreement or a defense based on the gross





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                                                                              34


     negligence or wilful misconduct of the applicable Issuing Lender) or any other Person in connection with this Agreement or any other transaction;

        (iii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect; provided that payment by the applicable Issuing Lender under such Letter of Credit against presentation of such draft or document shall not have constituted gross negligence or wilful misconduct;

        (iv) payment by the applicable Issuing Lender under a Letter of Credit against presentation of a draft or other document which does not comply in any immaterial respect with the terms of such Letter of Credit; provided that such payment shall not have constituted gross negligence or wilful misconduct; or

        (v) any other circumstance or event whatsoever, whether or not similar to any of the foregoing; provided that such other circumstance or event shall not have been the result of gross negligence or wilful misconduct of the applicable Issuing Lender.

   It is understood that in making any payment under a Letter of Credit (x) such Issuing Lender's exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereof equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be forged, fraudulent or invalid in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever, and (y) any noncompliance in any immaterial respect of the documents presented under a Letter of Credit with the terms thereof shall, in either case, not, in and of itself, be deemed wilful misconduct or gross negligence of such Issuing Lender.

   (h) (i) Notwithstanding anything to the contrary contained in this Agreement, for purposes of calculating any LC Fee or Commitment Fee payable in respect of any Business Day, the Administrative Agent shall convert the amount available to be drawn under any Letter of Credit denominated in Foreign Currency into an amount of Dollars based upon the relevant Foreign Exchange Rate in effect for such day. If on any date the Administrative Agent shall notify Westinghouse that, by virtue of any change in the Foreign Exchange Rate of any Foreign Currency in which a Letter of Credit is denominated, the Total Revolving Credit Facility Exposure shall exceed the Total Revolving Credit Commitment then in effect, then, within three Business Days after the date of such notice, Westinghouse shall prepay the Revolving Credit Loans and/or the Swingline Loans to the extent necessary to eliminate such excess. Each Issuing Lender which has issued a Letter of Credit denominated in a Foreign Currency agrees to notify the Administrative Agent of the average daily outstanding amount thereof for any period in respect of which LC Fees or Commitment Fees are payable and, upon request by the Administrative Agent, for any other date or period. For all purposes of this Agreement, determinations by the Administrative Agent of the Dollar equivalent of any amount expressed in a Foreign Currency shall be made on the basis of Foreign Exchange Rates reset monthly (or on such other periodic basis as shall be selected by the Administrative Agent in its sole discretion) and shall in each case be conclusive absent manifest error.

   (ii) Notwithstanding anything to the contrary contained in this Section 2.15, prior to demanding any reimbursement from the Revolving Credit Lenders pursuant to Section 2.15(f) in





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                                                                              35


respect of any Letter of Credit denominated in a Foreign Currency, the relevant Issuing Lender shall convert Westinghouse's obligation under Section 2.15(g) to reimburse such Issuing Lender in such Foreign Currency into an obligation to reimburse such Issuing Lender (and, in turn, the Revolving Credit Lenders) in Dollars. The amount of any such converted obligation shall be computed based upon the relevant Foreign Exchange Rate (as quoted by the Administrative Agent to such Issuing Lender) in effect for the day on which such conversion occurs.

   SECTION 2.16. Conversion and Continuation Options. (a) Westinghouse may elect from time to time to convert Eurodollar Committed Loans (or, subject to Section 2.18(f), a portion thereof) to ABR Loans on the last day of an Interest Period with respect thereto by giving the Administrative Agent prior irrevocable notice of such election. Westinghouse may elect from time to time to convert ABR Loans (subject to Section 2.18(f)) to Eurodollar Committed Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Committed Loans shall specify the length of the initial Interest Period therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each affected Lender thereof. All or any part of outstanding Eurodollar Committed Loans and ABR Loans may be converted as provided herein, provided that no Committed Loan under a particular Facility may be converted into a Eurodollar Committed Loan when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such a conversion.

   (b) Any Eurodollar Committed Loans (or, subject to Section 2.18(f), a portion thereof) may be continued as such upon the expiration of the then current Interest Period with respect thereto by Westinghouse giving irrevocable notice to the Administrative Agent, not less than three Business Days prior to the last day of the then current Interest Period with respect thereto, of the length of the next Interest Period to be applicable to such Committed Loans, provided that no Eurodollar Committed Loan under a particular Facility may be continued as such when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such a continuation, and provided, further, that if Westinghouse shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Eurodollar Committed Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period. Upon receipt of any notice from Westinghouse pursuant to this Section 2.16(b), the Administrative Agent shall promptly notify each affected Lender thereof.

   SECTION 2.17. Fees. (a) Westinghouse agrees (i) to pay to the Administrative Agent for the account of each Revolving Credit Lender a Commitment Fee for the period from and including the date hereof to the Revolving Credit Maturity Date (or such earlier date on which the Revolving Credit Commitments shall terminate in accordance herewith), computed at the Applicable Commitment Fee Rate on the average daily Commitment Fee Calculation Amount in respect of such Lender during the period for which payment is made and (ii) to pay to the Administrative Agent for the account of each Term Loan-I Lender and each Term Loan-II Lender a Commitment Fee for the period from and including the date hereof to the Merger Date, computed at the Applicable Commitment Fee Rate on the average daily amount of the Term Loan-I Commitment or Term Loan-II Commitment, as the case may be, of such Lender during the period for which payment is made. All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days and shall be payable quarterly in arrears on the last day of each March, June, September and December, on the Revolving Credit Maturity Date or such earlier date on which the Revolving Credit Commitments shall be terminated (in the case of clause (i) above) and on the Merger Date or such earlier date on which the Term Loan-I Commitments or the Term Loan- II Commitments, as the





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                                                                              36


case may be, shall be terminated (in the case of clause (ii) above), commencing on the first of such dates to occur after the date hereof.

   (b) Westinghouse agrees to pay each Revolving Credit Lender, through the Administrative Agent, on the last day of each March, June, September and December and on the Revolving Credit Maturity Date or the date on which the Revolving Credit Commitment of such Lender shall be terminated as provided herein and all Letters of Credit issued hereunder shall have expired, a letter of credit fee (an "LC Fee") equal to the Applicable Margin from time to time in effect for Eurodollar Committed Loans on such Lender's Revolving Credit Percentage of the average daily undrawn amount of the Letters of Credit outstanding during the preceding quarter (or shorter period commencing with the date hereof or ending with the Revolving Credit Maturity Date or the date on which the Revolving Credit Commitment of such Lender shall have been terminated and all Letters of Credit issued hereunder shall have expired). All LC Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

   (c) Westinghouse agrees to pay to the Agents and the Lenders, through the Administrative Agent, for their own accounts, the fees ("Fee Letter Fees") provided for in the Fee Letter at the times provided therein.

   (d) Westinghouse agrees to pay to each Issuing Lender, through the Administrative Agent, for its own account, the applicable Issuing Lender Fees.

   (e) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the relevant Lenders or to the Issuing Lenders. Once paid, none of the Fees shall be refundable under any circumstances (other than corrections of errors in payment).

   SECTION 2.18. Interest on Loans; Eurodollar Tranches; Etc. (a) Subject to the provisions of Section 2.19, Eurodollar Loans shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to (i) in the case of each Eurodollar Committed Loan, the Eurodollar Rate for the Interest Period in effect for such Loan plus the Applicable Margin and (ii) in the case of each Eurodollar Competitive Loan, the Eurodollar Rate for the Interest Period in effect for such Loan plus the Margin offered by the Lender making such Loan and accepted by Westinghouse pursuant to
Section 2.11. The Eurodollar Rate for each Interest Period shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. The Administrative Agent shall promptly advise Westinghouse and each affected Lender, as appropriate, of such determination.

   (b) Subject to the provisions of Section 2.19, ABR Loans shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Prime Rate and over a year of 360 days at all other times) at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin. The Alternate Base Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

   (c) Subject to the provisions of Section 2.19, Quoted Swingline Loans (other than any such Loans which are Unrefunded Swingline Loans) shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the relevant Quoted Swingline Rate.





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                                                                              37


   (d) Subject to the provisions of Section 2.19, each Absolute Rate Loan shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the fixed rate of interest offered by the Lender making such Loan and accepted by Westinghouse pursuant to Section 2.11.

   (e) Interest on each Loan shall be payable on each applicable Interest Payment Date.

   (f) Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions, continuations, repayments and prepayments of Eurodollar Committed Loans hereunder and all selections of Interest Periods hereunder in respect of Eurodollar Committed Loans shall be in such amounts and shall be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Eurodollar Committed Loans comprising each Eurodollar Tranche shall be equal to $50,000,000 or a whole multiple of $5,000,000 in excess thereof. In no event shall there be more than 25 Eurodollar Tranches outstanding at any time.

   (g) If no election as to the Type of Committed Loan is specified in any notice of borrowing with respect thereto, then the requested Loan shall be an ABR Loan. If no Interest Period with respect to a Eurodollar Committed Loan is specified in any notice of borrowing, conversion or continuation, then Westinghouse shall be deemed to have selected an Interest Period of one month's duration.

   SECTION 2.19. Default Interest. (a) If all or a portion of the principal amount of any Loan shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), all outstanding Loans (whether or not overdue) shall bear interest at a rate per annum which is equal to the rate that would otherwise be applicable thereto pursuant to the provisions of Section 2.18 plus 2% and (b) if all or a portion of any interest payable on any Loan or LC Disbursement or any Fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate otherwise applicable to ABR Loans pursuant to Section 2.18(b) plus 2%, in each case, with respect to clauses (a) and (b) above, from the date of such non-payment until such amount is paid in full (as well after as before judgment).

   SECTION 2.20. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Loan under any Facility (i) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon Westinghouse) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or (ii) the Majority Facility Lenders under such Facility shall have determined and shall have notified the Administrative Agent that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining Eurodollar Loans under such Facility during such Interest Period, the Administrative Agent shall, as soon as practicable thereafter, give written or telecopy notice of such determination to Westinghouse and the affected Lenders. In the event of any such determination, until the Administrative Agent shall have advised Westinghouse and the affected Lenders that the circumstances giving rise to such notice no longer exist, (i) if the affected Lenders are Revolving Credit Lenders, any request by Westinghouse for a Eurodollar Competitive Loan pursuant to Section 2.11 to be made after such determination shall be of no force and effect and shall be denied by the Administrative Agent, (ii) if the affected Lenders are Revolving Credit Lenders, any request by Westinghouse for a Eurodollar Revolving Credit Loan pursuant to Section 2.12 to be made after such determination shall be deemed to be a request for an ABR Loan and (iii) any request by





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                                                                              38


Westinghouse for conversion into or a continuation of a Eurodollar Committed Loan under the affected Facility pursuant to Section 2.16 to be made after such determination shall have no force and effect (in the case of a requested conversion) or shall be deemed to be a request for a conversion into an ABR Loan (in the case of a requested continuation). Also, in the event of any such determination affecting the Revolving Credit Lenders, Westinghouse shall be entitled, in its sole discretion, if the requested Loan has not been made, to cancel its acceptance of the Competitive Bids or to cancel its Competitive Bid Request relating thereto, subject to Section 2.25. Each determination by the Administrative Agent or the Majority Facility Lenders hereunder shall be conclusive absent manifest error.

   SECTION 2.21. Termination and Optional Reduction of Commitments. (a) The Term Loan Commitments shall be automatically terminated on the Merger Date immediately after giving effect to the making of the Term Loans. The Revolving Credit Commitments shall be automatically terminated on the Revolving Credit Maturity Date.

   (b) Upon at least three Business Days' prior irrevocable written or telecopy notice to the Administrative Agent, Westinghouse may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Revolving Credit Commitments; provided, however, that (i) each partial reduction of the Revolving Credit Commitments shall be in a minimum principal amount of $10,000,000 and in integral multiples of $1,000,000 in excess thereof and (ii) no such termination or reduction shall be made if, after giving effect thereto and to any prepayments of the Revolving Credit Facility Loans made on the effective date thereof, (x) the Outstanding Revolving Extensions of Credit of any Revolving Credit Lender would exceed such Lender's Revolving Credit Commitment then in effect or (y) the Total Revolving Credit Facility Exposure would exceed the Total Revolving Credit Commitment then in effect. The Administrative Agent shall promptly advise the Revolving Credit Lenders of any
notice given pursuant to this Section 2.21(b).   Except as otherwise provided
in Section 2.30, each reduction in the Revolving Credit Commitments hereunder shall be made ratably among the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitments. Westinghouse agrees to pay to the Administrative Agent for the account of the Revolving Credit Lenders, on the date of termination or reduction of the Revolving Credit Commitments, the Commitment Fees on the amount of the Revolving Credit Commitments so terminated or reduced accrued through the date of such termination or reduction.

   (c) Upon at least three Business Days' prior irrevocable written or telecopy notice to the Administrative Agent, Westinghouse may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Term Loan Commitments; provided, however, that each partial reduction of the Term Loan Commitments shall be in a minimum principal amount of $10,000,000 and in integral multiples of $1,000,000 in excess thereof. Any such reduction of the Term Loan Commitments shall be applied first to the reduction of the Term Loan-I Commitments and second to the reduction of the Term Loan-II Commitments. In the event of any reduction of the Term Loan Commitments, the installments specified for the relevant Term Loans herein shall be reduced ratably. The Administrative Agent shall promptly advise the Term Loan Lenders of any notice given pursuant to this Section 2.21(c). Except as otherwise provided in Section 2.30, each reduction in the Term Loan-I Commitments hereunder shall be made ratably among the Term Loan-I Lenders in accordance with their respective Term Loan-I Commitments and each reduction in the Term Loan-II Commitments hereunder shall be made ratably among the Term Loan-II Lenders in accordance with their respective Term Loan-II Commitments.

   SECTION 2.22. Optional and Certain Other Prepayments. Westinghouse may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon





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giving irrevocable written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) to the Administrative Agent: (i) before 10:00 a.m., New York City time, three Business Days prior to prepayment, in the case of Eurodollar Loans, and (ii) before 10:00 a.m., New York City time, one Business Day prior to prepayment, in the case of ABR Loans or Quoted Swingline Loans. Such notice shall specify the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, ABR Loans, Quoted Swingline Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. If a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, Westinghouse shall also pay any amounts owing pursuant to Section 2.25. Upon receipt of any such notice the Administrative Agent shall promptly notify each affected Lender thereof. Westinghouse shall not have the right to prepay any Competitive Loan without the consent of the affected Lender or Lenders. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of ABR Revolving Credit Loans and Swingline Loans) accrued interest to such date on the amount prepaid. Partial prepayments of the Term Loans shall be applied first to the prepayment of the Term Loan-I and second to the prepayment of the Term Loan-II. Each prepayment of the Term Loans shall be applied pro rata to the remaining installments of principal of such Term Loans. Amounts prepaid on account of the Term Loans may not be reborrowed. Partial prepayments of Loans (other than Swingline Loans) shall be in an aggregate principal amount of $10,000,000 or a whole multiple of $1,000,000 in excess thereof. Partial prepayments of Swingline Loans shall be in an aggregate principal amount of $100,000 or a whole multiple thereof. To the extent prepayments of the Term Loans pursuant to the definition of "Eligible Leveraged Spin-Off Transaction" or Section 5.6(n), 5.7(a)(iii) or 5.8(b)(w)(II) are required by said provisions to be made pursuant to this Section 2.22, (i) Westinghouse shall be automatically deemed to have given a notice of such prepayment pursuant to this Section 2.22 in the amount, and for a prepayment date, as specified by said provisions and (ii) the minimum prepayment amounts specified above shall not be applicable.

   SECTION 2.23. Mandatory Prepayments and Commitment Reductions. The following provisions shall apply until the earlier of (x) the Release Date and
(y) the date on which the Term Loans shall have been paid in full:

        (a) If Westinghouse or any of its Subsidiaries shall receive Net Cash Proceeds from any issuance of any class of equity or debt securities of Westinghouse or any of its Subsidiaries or any incurrence of Indebtedness for Borrowed Money (other than, in each case, pursuant to an Excluded Issuance), an amount equal to 100% of the Net Cash Proceeds thereof shall be applied within three Business Days after such receipt toward the reduction of the Term Loan Commitments and the prepayment of the Term Loans as set forth in Section 2.23(d).

        (b) If Westinghouse or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale (an "Asset Sale Prepayment Event"), an amount equal to 100% of such Net Cash Proceeds shall be applied within three Business Days after the date of such Asset Sale Prepayment Event toward the reduction of the Term Loan Commitments and the prepayment of the Term Loans as set forth in Section 2.23(d); provided, that, notwithstanding the foregoing, Westinghouse may, by written notice to the Administrative Agent, elect to exclude any such Net Cash Proceeds from the requirements of this
     Section 2.23(b) so long as the aggregate amount so excluded shall not exceed $100,000,000 during the term of this Agreement.





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                                                                              40


        (c) If, for any fiscal year of Westinghouse commencing with the 1996 fiscal year, there shall be Excess Cash Flow, an amount shall be applied on the relevant ECF Prepayment Date toward the prepayment of the Term Loans as set forth in Section 2.23(d) equal to the excess, if any, of (i) 50% of such Excess Cash Flow over (ii) the aggregate amount of optional prepayments of the Term Loans made prior to such ECF Prepayment Date and after the next preceding ECF Prepayment Date (or, in the case of the first such prepayment, the Merger Date). Each such prepayment shall be made on the date (an "ECF Prepayment Date") no later than three Business Days after the earlier of (i) the date on which the financial statements of Westinghouse referred to in Section 5.1(b) for the relevant fiscal year are required to be delivered to the Lenders and (ii) the date such financial statements are actually delivered.

        (d) Amounts to be applied in connection with Commitment reductions and prepayments pursuant to this Section 2.23 shall be applied (i) prior to the Merger Date, first, to reduce permanently the Term Loan-I Commitments, and, second, to reduce permanently the Term Loan-II Commitments and (ii) on and after the Merger Date, first, to the prepayment of the Term Loan-I, and, second, to the prepayment of the Term Loan-II. In the event of any reduction of the Term Loan Commitments, the installments specified for the relevant Term Loan herein shall be reduced ratably. Each mandatory prepayment of the Term Loans shall be applied to the installments of the relevant Term Loans ratably in accordance with the then outstanding amounts thereof. The application of any prepayment pursuant to this Section 2.23 shall be made first to ABR Loans and second to Eurodollar Committed Loans. Each prepayment of the Loans under this Section 2.23 shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid. Amounts prepaid on account of the Term Loans may not be reborrowed. It is understood that no prepayments shall be required pursuant to this Section
     2.23 after the earlier of (x) the Release Date and (y) the date on which the Term Loans shall have been paid in full.

   SECTION 2.24. Reserve Requirements; Change in Circumstances. (a) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law or regulation (including any change in the reserve percentages provided for in Regulation D) or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof shall change the basis of taxation of payments to any Lender of the principal of or interest on any Eurodollar Loan or Absolute Rate Loan made by such Lender (other than changes in respect of taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office (or in which it holds any Eurodollar Loan or Absolute Rate Loan) or by any political subdivision or taxing authority therein and other than taxes that would not have been imposed but for the failure of such Lender to comply with applicable certification, information, documentation or other reporting requirements), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of or deposits with or for the account of such Lender, or shall impose on such Lender or the London interbank market any other condition affecting this Agreement or any Eurodollar Loan or Absolute Rate Loan made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or Absolute Rate Loan or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) in respect of any Eurodollar Loan or Absolute Rate Loan by an amount deemed by such Lender to be material, then Westinghouse agrees to pay to such Lender as provided in paragraph (c) below such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered. Notwithstanding the foregoing, no Lender shall be entitled to request compensation under this paragraph with respect to any Competitive Loan if the change giving rise to





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                                                                              41


such request shall, or in good faith should, have been taken into account in formulating the Competitive Bid pursuant to which such Competitive Loan shall have been made.

   (b) If any Lender or any Issuing Lender shall have determined that the adoption after the date hereof of any law, rule, regulation or guideline regarding capital adequacy, or any change in any law, rule, regulation or guideline regarding capital adequacy or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender) or Issuing Lender or any Lender's or Issuing Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's or Issuing Lender's capital or on the capital of such Lender's or Issuing Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender or the LC Exposure of such Lender or Letters of Credit issued by such Issuing Lender pursuant hereto to a level below that which such Lender or Issuing Lender or such Lender's or Issuing Lender's holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's or Issuing Lender's policies and the policies of such Lender's or Issuing Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender or Issuing Lender to be material, then from time to time Westinghouse agrees to pay to such Lender or Issuing Lender as provided in paragraph (c) below such additional amount or amounts as will compensate such Lender or Issuing Lender or such Lender's or Issuing Lender's holding company for any such reduction suffered.

   (c) A certificate of each Lender or Issuing Lender setting forth such amount or amounts as shall be necessary to compensate such Lender or Issuing Lender as specified in paragraph (a) or (b) above, as the case may be, and the basis therefor in reasonable detail shall be delivered to Westinghouse and shall be conclusive absent manifest error. Westinghouse shall pay each Lender or Issuing Lender the amount shown as due on any such certificate within 30 days after its receipt of the same. Upon the receipt of any such certificate, Westinghouse shall be entitled, in its sole discretion, if any requested Loan has not been made, to cancel its acceptance of the relevant Competitive Bids or to cancel the Competitive Bid Request relating thereto, subject to Section 2.25.

   (d) Except as provided in this paragraph, failure on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Lender's right to demand compensation with respect to any other period. The protection of this Section 2.24 shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed so long as it shall be customary for Lenders affected thereby to comply therewith. No Lender shall be entitled to compensation under this Section 2.24 for any costs incurred or reductions suffered with respect to any date unless it shall have notified Westinghouse that it will demand compensation for such costs or reductions under paragraph (c) above not more than 90 days after the later of
(i) such date and (ii) the date on which it shall have become aware of such costs or reductions. Notwithstanding any other provision of this Section 2.24, no Lender shall demand compensation for any increased cost or reduction referred to above if it shall not at the time be the general policy or practice of such Lender to demand such compensation in similar circumstances under comparable provisions of other credit agreements, if any. In the event Westinghouse shall reimburse any Lender pursuant to this Section 2.24 for any cost and such Lender shall subsequently receive a refund in respect thereof, such Lender shall so notify Westinghouse and, upon its request, will pay to Westinghouse the portion of such refund which such Lender shall determine in good faith





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                                                                              42


to be allocable to the cost so reimbursed.  The covenants contained in this
Section 2.24 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

   SECTION 2.25. Indemnity. Westinghouse agrees to indemnify each Lender against any loss or expense described below which such Lender may sustain or incur as a consequence of (a) any failure by Westinghouse to fulfill on the date of any borrowing hereunder the applicable conditions set forth in Article IV, (b) any failure by Westinghouse to borrow, continue or convert any Loan hereunder after irrevocable notice of such borrowing, continuation or conversion has been given or deemed given or Competitive Bids have been accepted pursuant to Article II or (c) any payment, prepayment or conversion of a Eurodollar Loan or Absolute Rate Loan required by any other provision of this Agreement or otherwise made or deemed made, whatever the circumstances may be that give rise to such payment, prepayment or conversion, or any transfer of any such Loan pursuant to Section 2.30 or 8.4(b), on a date other than the last day of the Interest Period applicable thereto. The loss or expense for which such Lender shall be indemnified under this Section 2.25 shall be equal to the excess, if any, as reasonably determined by such Lender, of (i) its cost of obtaining the funds for the Loan being paid, prepaid, converted or not borrowed, continued or converted (assumed to be the Eurodollar Rate or, in the case of an Absolute Rate Loan, the fixed rate of interest applicable thereto) for the period from the date of such payment, prepayment, conversion or failure to borrow, continue or convert to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, continue or convert, the Interest Period for such Loan which would have commenced on the date of such failure) over (ii) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in reemploying the funds so paid, prepaid, converted or not borrowed, continued or converted for such period or Interest Period, as the case may be; provided, however, that such amount shall not include any loss of a Lender's margin or spread over its cost of obtaining funds as described above. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this Section
2.25 shall be delivered to Westinghouse and shall be conclusive absent manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

   SECTION 2.26. Pro Rata Treatment; Funding Matters; Evidence of Debt. (a) Except as required under Section 2.30, (i) each payment or prepayment of principal of any Revolving Credit Loan, each payment of interest on the Revolving Credit Loans, each payment of the Commitment Fees pursuant to Section 2.17(a)(i), each payment of LC Fees, and each reduction of the Revolving Credit Commitments, shall be allocated pro rata among the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Revolving Credit Loans); (ii) each payment or prepayment of principal of the Term Loan-I, each payment of interest on the Term Loan-I, each payment of the Commitment Fees to the Term Loan-I Lenders pursuant to Section 2.17(a)(ii), and each reduction of the Term Loan-I Commitments, shall be allocated pro rata among the Term Loan-I Lenders in accordance with their respective Term Loan-I Percentages and (iii) each payment or prepayment of principal of the Term Loan-II, each payment of interest on the Term Loan-II, each payment of the Commitment Fees to the Term Loan-II Lenders pursuant to Section 2.17(a)(ii), and each reduction of the Term Loan-II Commitments, shall be allocated pro rata among the Term Loan-II Lenders in accordance with their respective Term Loan-II Percentages. Each Lender agrees that in computing such Lender's portion of any Loan to be made hereunder, the Administrative Agent may, in its discretion, round such Lender's percentage of such Loan to the next higher or lower whole Dollar amount.





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                                                                              43


   (b) Unless the Administrative Agent shall have received notice from a Lender prior to the relevant borrowing date that such Lender will not make available to the Administrative Agent such Lender's portion of a borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such borrowing in accordance with this Agreement and the Administrative Agent may, in reliance upon such assumption, make available to Westinghouse on such date a corresponding amount. If and to the extent that such Lender shall not have made such portion available to the Administrative Agent, each of such Lender and Westinghouse agrees to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to Westinghouse until the date such amount is repaid to the Administrative Agent at (i) in the case of Westinghouse, the interest rate applicable at the time to the relevant Loan and
(ii) in the case of such Lender, the Federal Funds Effective Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender's Loan as part of such borrowing for the purposes of this Agreement; provided that such repayment shall not release such Lender from any liability it may have to Westinghouse for the failure to make such Loan at the time required herein.

   (c) The failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender).

   (d) Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of Westinghouse to repay such Loan in accordance with the terms of this Agreement.

   (e) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness to such Lender resulting from each Loan made by it from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement. The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Type of each Loan and each Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from Westinghouse to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from Westinghouse and each Lender's share thereof. The entries made in the accounts maintained pursuant to this paragraph (e) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of Westinghouse to repay the Loans in accordance with their terms.

   SECTION 2.27. Sharing of Setoffs. Except to the extent that this Agreement provides for scheduled payments and optional and mandatory payments to be allocated to Revolving Credit Loans, Swingline Loans, Competitive Loans, Term Loan-I or Term Loan-II, as the case may be, each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against Westinghouse or any other Loan Party, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means (other than pursuant to any provision of this Agreement), obtain payment (voluntary or involuntary) in respect of any category of its Loans or such





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                                                                              44


Lender's Revolving Credit Percentage of any LC Disbursement as a result of which the unpaid principal portion of such Loans or the unpaid portion of such Lender's Revolving Credit Percentage of the LC Disbursements shall be proportionately less than the unpaid principal portion of such Loans or the unpaid portion of the Revolving Credit Percentage of the LC Disbursements of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in such Loans or the Revolving Credit Percentage of the LC Disbursements of such other Lender, so that the aggregate unpaid principal amount of such Loans and participations in such Loans held by each Lender or the Revolving Credit Percentage of LC Disbursements and participations in LC Disbursements held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all such Loans or LC Disbursements then outstanding as the principal amount of such Loans or the Revolving Credit Percentage of LC Disbursements of each Lender prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all such Loans or LC Disbursements outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that, if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.27 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. Westinghouse expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in a Loan or LC Disbursement deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by Westinghouse to such Lender by reason thereof as fully as if such Lender had made a Loan directly to Westinghouse or issued a Letter of Credit for the account of Westinghouse in the amount of such participation.

   SECTION 2.28. Payments. (a) Except as otherwise expressly provided herein, Westinghouse shall make each payment (including principal of or interest on any Loan or any Fees or other amounts) hereunder and under any other Loan Document not later than 12:00 noon, New York City time, on the date when due in Dollars to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, in immediately available funds.

   (b) Whenever any payment (including principal of or interest on any Loan or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

   SECTION 2.29. Taxes. (a) Any and all payments by Westinghouse hereunder to or for the benefit of a Non-U.S. Person shall be made, in accordance with
Section 2.28, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto imposed by or on behalf of the United States or any political subdivision thereof, excluding taxes imposed on (or measured by) such Non-U.S. Person's net income or net receipts, franchise taxes, taxes on doing business or taxes imposed on capital or net worth (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If Westinghouse shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to a Non-U.S. Person, (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.29) such Non-U.S. Person shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) Westinghouse shall make such deductions and (iii) Westinghouse shall pay the full amount





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                                                                              45


deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

   (b) Westinghouse agrees to pay and reimburse on demand all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any Governmental Authority in respect of this Agreement, any other Loan Document, any of the Loans or the Letters of Credit (all such taxes, assessments or charges hereinafter referred to as "Other Taxes").

   (c) Westinghouse will indemnify each Lender (or Transferee) and the Administrative Agent for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed by the applicable jurisdiction on amounts payable under this Section 2.29) paid by such Lender (or Transferee) or the Administrative Agent, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant taxing authority or other Governmental Authority. Such indemnification shall be made within 30 days after the date such Lender (or Transferee) or the Administrative Agent, as the case may be, makes written demand therefor.

   (d) Within 30 days after the date of any payment of Taxes or Other Taxes withheld by Westinghouse in respect of any payment to a Non-U.S. Person, Westinghouse will furnish to the Administrative Agent, at its address referred to in Section 8.1 for delivery to such Non-U.S. Person, the original or a certified copy of a receipt (if available) evidencing payment thereof.

   (e) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section 2.29 shall survive the payment in full of the principal of and interest on all Loans made hereunder and of all other amounts payable hereunder.

   (f) Each Lender (or Transferee) that is not a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States of America, or any estate or trust that is subject to federal income taxation regardless of the source of its income (a "Non-U.S. Person") shall deliver to Westinghouse and the Administrative Agent (or, in the case of a participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form 1001 or Form 4224, or, in the case of a Non-U.S. Person claiming exemption from U.S. federal withholding tax under
Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Non-U.S. Person delivers a Form W-8, an annual certificate representing that such Non-U.S. Person is not a "bank" for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of Westinghouse and is not a controlled foreign corporation related to Westinghouse (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Non-U.S. Person claiming complete exemption from U.S. federal withholding tax on all payments by Westinghouse under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Person promptly after it becomes a party to this Agreement (or, in the case of any participant, promptly after the date such participant purchases the related participation). In addition, each Non-U.S. Person shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Person. Each Non-U.S. Person shall promptly notify Westinghouse at any time it determines that it is no longer in a position to provide any previously delivered certificate to Westinghouse (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Unless Westinghouse and the Administrative Agent (or, in the case of a participant, the Lender from which the related participation shall have been purchased) have received forms or other documents satisfactory to them indicating





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                                                                              46


that payments hereunder are not subject to United States withholding tax, Westinghouse or the Administrative Agent shall withhold taxes from such payments at the applicable statutory rate in the case of payments of interest to or for any Lender (or Transferee) that is a Non-U.S. Person.
Notwithstanding any other provision of this Section 2.29(f), a Non-U.S. Person shall not be required to deliver any form pursuant to this Section 2.29(f) that such Non-U.S. Person is not legally able to deliver by reason of the adoption of any law, rule or regulation, or any change in any law, rule or regulation or in the interpretation thereof, in each case occurring after the date such Non-U.S. Person becomes a Lender (or Transferee).

   (g) Westinghouse shall not be required to pay any additional amounts to any Non-U.S. Person in respect of United States withholding tax pursuant to paragraph (a) above (i) if the obligation to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Person to comply with the provisions of paragraph (f) above or (ii) in the case of a Transferee, to the extent such additional amounts exceed the additional amounts that would have been payable had no transfer or assignment to such Transferee occurred; provided, however, that Westinghouse shall be required to pay those amounts to any Lender (or Transferee) that it was required to pay hereunder prior to the failure of such Lender (or Transferee) to comply with the provisions of such paragraph (f).

   SECTION 2.30. Termination or Assignment of Commitments Under Certain Circumstances. (a) Any Lender (or Transferee) claiming any additional amounts payable pursuant to Section 2.24 or Section 2.29 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by Westinghouse or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue and would not, in the sole determination of such Lender (or Transferee), be otherwise disadvantageous to such Lender (or Transferee).

   (b) In the event that any Lender shall have delivered a notice or certificate pursuant to Section 2.24, or Westinghouse shall be required to make additional payments to any Lender under Section 2.29, Westinghouse shall have the right, at its own expense, upon notice to such Lender and the Administrative Agent, (i) to terminate the Commitments of such Lender or (ii) to require such Lender to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 8.4) all its interests, rights and obligations under this Agreement to another financial institution acceptable to the Administrative Agent (which approval shall not be unreasonably withheld) which shall assume such obligations; provided that (x) no such termination or assignment shall conflict with any law, rule or regulation or order of any Governmental Authority, (y) Westinghouse or the assignee, as the case may be, shall pay to the affected Lender in immediately available funds on the date of such termination or assignment the principal of and interest accrued to the date of payment on the Loans made by it hereunder and all other amounts accrued for its account or owed to it hereunder and (z) Westinghouse may not terminate Revolving Credit Commitments representing more than 10% of the original Total Revolving Credit Commitment pursuant to this paragraph (b).





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                                                                              47


                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

   Westinghouse represents and warrants to each of the Lenders that:

   SECTION 3.1.  Corporate Existence.  Each of Westinghouse and each Material
Subsidiary: (a) is a corporation, partnership or other entity duly organized and validly existing under the laws of the jurisdiction of its organization;
(b) has all requisite corporate or other power, and has all material governmental licenses, authorizations, consents and approvals, necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the failure to have any of the foregoing would not result in a Material Adverse Effect; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would result in a Material Adverse Effect.

   SECTION 3.2. Financial Condition. (a) Each of (i) the consolidated balance sheet of Westinghouse and its Consolidated Subsidiaries as at December 31, 1994, and the related consolidated statements of income and cash flows of Westinghouse and its Consolidated Subsidiaries for the fiscal year ended on such date, with the opinion thereon of Price Waterhouse LLP, and (ii) the consolidated balance sheets of Westinghouse and its Consolidated Subsidiaries as at March 31, 1995 and as at June 30, 1995, and the related consolidated statements of income and cash flows of Westinghouse and its Consolidated Subsidiaries for the fiscal quarters ended on such dates, all certified by a Financial Officer of Westinghouse, heretofore furnished to each of the Lenders, fairly present the consolidated financial condition of Westinghouse and its Consolidated Subsidiaries as at such dates and the consolidated results of their operations for the fiscal year or fiscal quarter ended on such dates in accordance with GAAP (subject, in the case of the statements referred to in clause (ii) above, to year-end audit adjustments). Neither Westinghouse nor any of its Material Subsidiaries had on such dates any known material contingent liability, except as referred to or reflected or provided for in the Exchange Act Report or in such balance sheets (or the notes thereto) as at such dates.

   (b) The pro forma consolidated balance sheet of Westinghouse and its Consolidated Subsidiaries (including CBS and its Consolidated Subsidiaries) as at June 30, 1995, adjusted to give effect to the consummation of the Merger and the financing contemplated hereby (as if such events had occurred on such date) and the pro forma consolidated statement of income of Westinghouse and its Consolidated Subsidiaries (including CBS and its Consolidated Subsidiaries) for the portion of the fiscal year ended on such date, adjusted to give effect to the consummation of the Merger and the financing contemplated hereby (as if such events had occurred on the first day of such fiscal year), all certified by a Financial Officer of Westinghouse, heretofore furnished to each of the Lenders, fairly present on a pro forma basis the consolidated financial condition of Westinghouse and its Consolidated Subsidiaries (including CBS and its Consolidated Subsidiaries) as at such date and the consolidated results of their operations for the portion of the fiscal year ended on such date, as adjusted, as described above, all in accordance with GAAP (subject to year-end audit adjustments).

   (c) There has been no material adverse change in the consolidated financial condition, operations, assets, business or prospects taken as a whole of Westinghouse and its Consolidated Subsidiaries (it being understood that, from and after the Merger Date, such Consolidated Subsidiaries shall include CBS and its Consolidated Subsidiaries) from that set forth in the pro forma financial statements referred to in Section 3.2(b) (or, in the case of the representation and warranty made pursuant to this Section 3.2(c) on the Closing Date, from that set forth in the financial statements of Westinghouse for the fiscal year ended December 31, 1994 referred to in Section 3.2(a)) (it being





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                                                                              48


agreed, however, that, with respect to Westinghouse and CBS, none of (i) the reduction by any rating agency of any rating assigned to Indebtedness of Westinghouse or CBS, (ii) non-cash provisions for loan losses and additions to valuation allowances, (iii) any change in GAAP or compliance therewith and (iv) any legal or arbitral proceedings which have been disclosed in the Exchange Act Report, whether threatened, pending, resulting in a judgment or otherwise, prior to the time a final judgment for the payment of money shall have been recorded against Westinghouse or CBS or any Material Subsidiary by any Governmental Authority having jurisdiction, and the judgment is non-appealable (or the time for appeal has expired) and all stays of execution have expired or been lifted shall, in and of itself, constitute such a material adverse change).

   SECTION 3.3. Litigation. Except as disclosed to the Lenders in the Exchange Act Report filed prior to the Closing Date or otherwise disclosed in writing to the Lenders prior to the Closing Date, there are no legal or arbitral proceedings, or any proceedings by or before any Governmental Authority, pending or (to the knowledge of Westinghouse) threatened against Westinghouse or any of its Material Subsidiaries which have resulted in a Material Adverse Effect (it being agreed that, with respect to Westinghouse and CBS, any legal or arbitral proceedings which have been disclosed in the Exchange Act Report, whether threatened, pending, resulting in a judgment or otherwise, prior to the time a final judgment for the payment of money shall have been recorded against Westinghouse or CBS or any Material Subsidiary by any Governmental Authority having jurisdiction, and the judgment is non-appealable (or the time for appeal has expired) and all stays of execution have expired or been lifted shall not, in and of itself, be deemed to result in a Material Adverse Effect). The "Exchange Act Report" shall mean, collectively, the Annual Report of each of Westinghouse and CBS on Form 10-K for the year ended December 31, 1994, each Report on Form 8-K of each of Westinghouse and CBS filed subsequent to December 31, 1994 and prior to the date hereof, and the Reports of each of Westinghouse and CBS on Form 10-Q for the quarters ended March 31, 1995 and June 30, 1995.

   SECTION 3.4. No Breach, etc. Except as described on Schedule 3.4, none of the execution and delivery of this Agreement or any other Loan Document, the consummation of the transactions herein and therein contemplated and compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent under, the charter or By-laws (or other equivalent organizational documents) of any Loan Party, or any applicable law or regulation, or any order, writ, injunction or decree of any Governmental Authority, or any material agreement or instrument to which Westinghouse or any of its Material Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of Westinghouse or any of its Material Subsidiaries pursuant to the terms of any such agreement or instrument (other than as contemplated by the Stock Pledge Agreement). Neither Westinghouse nor any of its Material Subsidiaries is in default under or with respect to any of its material contractual obligations in any respect which would have a Material Adverse Effect.

   SECTION 3.5. Corporate Action. Each Loan Party has all necessary corporate power and authority to execute, deliver and perform its obligations under each Loan Document to which it is a party; the execution, delivery and performance by each Loan Party of each Loan Document to which it is a party have been duly authorized by all necessary corporate action on its part; and each Loan Document has been duly and validly executed and delivered by each Loan Party party thereto and constitutes a legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general





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                                                                              49


applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

   SECTION 3.6. Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by each Loan Party of each Loan Document to which it is a party or for the validity or enforceability thereof (except for any prior consent or approval of certain Governmental Authorities (including, without limitation, the FCC) which may be required to dispose of or transfer control of the Pledged Stock referred to in the Stock Pledge Agreement, as provided therein).

   SECTION 3.7. Use of Loans. Neither Westinghouse nor any of its Subsidiaries is engaged principally in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock and no part of the proceeds of any Loan or other extension of credit hereunder will be used to buy or carry any Margin Stock in violation of Regulation G or U.

   SECTION 3.8. ERISA. Westinghouse and, to the best of its knowledge, its ERISA Affiliates have fulfilled their respective obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the currently applicable provisions of ERISA and the Code except where any failure or non-compliance would not result in a Material Adverse Effect.

   SECTION 3.9. Taxes. As of the Closing Date, United States Federal income tax returns of Westinghouse and its Material Subsidiaries have been examined and closed through the fiscal year of Westinghouse ended December 31, 1989. Westinghouse and its Material Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes shown as due on such returns or pursuant to any assessment received by Westinghouse or any of its Material Subsidiaries, except those being contested and reserved against in accordance with Section 5.3.

   SECTION 3.10. Investment Company Act. No Loan Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

   SECTION 3.11. Public Utility Holding Company Act. No Loan Party is subject to regulation as a "holding company", subject to regulation as an "affiliate" of a "holding company", or subject to regulation as a "subsidiary company" of a "holding company", under the Public Utility Holding Company Act of 1935, as amended.

   SECTION 3.12. Hazardous Materials. Westinghouse and each of its Subsidiaries have obtained all permits, licenses and other authorizations which are required under all Environmental Laws, except to the extent failure to have any such permit, license or authorization has not resulted in a Material Adverse Effect. Westinghouse and each of its Subsidiaries are in compliance with the terms and conditions of all such permits, licenses and authorizations, and are also in compliance with other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply would not result in a Material Adverse Effect.





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                                                                              50


   SECTION 3.13. Material Subsidiaries. Set forth in Schedule 3.13 is a complete and correct list, as of the Closing Date, of all Material Subsidiaries.

   SECTION 3.14. No Material Misstatements. No written information, report, financial statement, exhibit or schedule (the "Information") furnished by or on behalf of Westinghouse to the Administrative Agent or any Lender in connection with the syndication of the Facilities or the negotiation of any Loan Document or included in any Loan Document or delivered pursuant thereto contained as of the time it was furnished any material misstatement of fact or omitted as of such time to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading; provided that the foregoing representation and warranty is made only to the best of Westinghouse's knowledge in the case of Information relating to CBS and its Subsidiaries furnished prior to the Merger Date (which knowledge, until the Merger Date, will be principally based upon public disclosure by CBS); and provided, further, that with respect to Information consisting of statements, estimates and projections regarding the future performance of Westinghouse, CBS and their respective Subsidiaries ("Projections"), no representation or warranty is made other than that such Projections have been prepared in good faith utilizing due and careful consideration and the best information available to Westinghouse at the time of preparation thereof.

   SECTION 3.15. Ownership of Property. Each of Westinghouse and each of its Material Subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other Property, except to the extent that the failure to have such title would not result in a Material Adverse Effect.

     SECTION 3.16. Intellectual Property. Each of Westinghouse and each of its Material Subsidiaries maintains, and is in compliance in all material respects with, appropriate policies and procedures for establishing and protecting their respective rights in Intellectual Property. Except as, in the aggregate, would not result in a Material Adverse Effect, (a) each of Westinghouse and each of its Material Subsidiaries owns, or is licensed to use, all Intellectual Property necessary for the conduct of their respective businesses; (b) no claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does Westinghouse know of any valid basis for any such claim; and (c) to the best knowledge of Westinghouse, the use of the Intellectual Property by Westinghouse and its Material Subsidiaries does not infringe on the rights of any Person.

   SECTION 3.17. FCC Matters. Except as, in the aggregate, would not result in a Material Adverse Effect: (a) Westinghouse and each of its Material Subsidiaries have all the FCC Licenses necessary for the conduct of their respective businesses; (b) Westinghouse and each of its Material Subsidiaries are in substantial compliance with the Communications Act and with the rules and regulations thereunder; (c) neither Westinghouse nor any of its Material Subsidiaries is a party to, or has any knowledge of, any pending investigation, notice of violation, order or complaint issued with respect to it by or before the FCC; and (d) Westinghouse and its Material Subsidiaries have no reason to believe that any FCC License will not be renewed in the ordinary course of business.

   SECTION 3.18. Stock Pledge Agreement. The Stock Pledge Agreement, when executed and delivered by Parent Acquisition Corp., will be effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in all the Pledged Stock described therein and proceeds thereof and, when the stock certificates representing such Pledged Stock are delivered to the Administrative Agent, the Stock Pledge





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                                                                              51


Agreement shall constitute a fully perfected, first priority Lien on, and security interest in, all right, title and interest of Parent Acquisition Corp. in such Pledged Stock and the proceeds thereof, as security for the Obligations (as defined in the Stock Pledge Agreement).


                                  ARTICLE IV.

                    CONDITIONS OF EFFECTIVENESS AND LENDING

   The obligations of the Lenders to make Loans and the obligations of the Issuing Lenders to issue Letters of Credit hereunder are subject to the satisfaction of the conditions set forth in Sections 4.1 and 4.2 below.

   SECTION 4.1. Initial Credit Event. The obligation of each Lender to make its initial Loan is subject to the satisfaction of the following conditions on or prior to August 1, 1996:

        (a) Loan Documents. The Administrative Agent shall have received (i) on the Closing Date, this Agreement, executed and delivered by a duly authorized officer of Westinghouse, and (ii) on the Merger Date, (x) the Stock Pledge Agreement, executed and delivered by a duly authorized officer of Parent Acquisition Corp., (y) the Acknowledgement and Consent in the form attached to the Stock Pledge Agreement, executed and delivered by a duly authorized officer of CBS, and (z) the Guarantee Agreement, executed and delivered by a duly authorized officer of each Subsidiary Guarantor.

        (b) Closing Certificates, etc. The Administrative Agent shall have received (i) on the Closing Date, a Closing Certificate, substantially in the form of Exhibit H, of Westinghouse, with appropriate insertions and attachments, (ii) on the Merger Date, a Closing Certificate, substantially in the form of Exhibit H, of each Loan Party, with appropriate insertions and attachments, and (iii) such other documents as the Lenders or Simpson Thacher & Bartlett, counsel for the Administrative Agent, may reasonably request. Each such document shall be reasonably satisfactory in form and substance to the Administrative Agent.

        (c) Merger Agreement. The Merger Agreement shall have been approved by the Board of Directors of each of Westinghouse, Acquisition Corp. and CBS and shall be in full force and effect. The Merger Agreement shall not have been waived, amended, supplemented or otherwise modified in any material respect without the prior written consent of the Agents and the Required Lenders.

        (d) Existing Credit Agreement. The commitments under the Existing Credit Agreement shall have been permanently terminated and all loans and other obligations under or in connection therewith shall have been paid in full or shall be paid in full with the proceeds of the initial Loans hereunder. Without affecting any terms of the Existing Credit Agreement which expressly survive the termination thereof, each Lender party to the Existing Credit Agreement hereby waives any requirement of advance notice of such termination contained in the Existing Credit Agreement and hereby agrees that the Existing Credit Agreement and the commitments thereunder shall terminate simultaneously with the making of the Loans on the Merger Date.





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                                                                              52


        (e) Fees and Expenses. The Administrative Agent shall have received on behalf of the Agents and the Lenders entitled thereto all fees due and payable on or prior to the Merger Date under this Agreement and under the Fee Letter.

        (f) Financial Statements. The Administrative Agent shall have received, with a copy for each Lender, (i) prior to the Closing Date, each of the financial statements referred to in Section 3.2(a) and the pro forma financial statements referred to in Section 3.2(b) and (ii) prior to the Merger Date, the pro forma consolidated balance sheet of Westinghouse and its Consolidated Subsidiaries (including CBS and its Consolidated Subsidiaries) as at the Determination Date, adjusted to give effect to the consummation of the Merger and the financing contemplated hereby (as if such events had occurred on the Determination Date) and the pro forma consolidated statement of income of Westinghouse and its Consolidated Subsidiaries (including CBS and its Consolidated Subsidiaries) for the portion of the fiscal year ended on such date, adjusted to give effect to the consummation of the Merger and the financing contemplated hereby (as if such events had occurred on the first day of such fiscal year). As used herein, "Determination Date" shall mean a date no earlier than the last day of the most recent fiscal period ending prior to the Merger Date as to which each of Westinghouse and CBS shall have filed with the SEC a report on Form 10-K or Form 10-Q.

        (g) Financial Covenants. On a pro forma basis as of the Determination Date, (i) if the Determination Date is on or prior to September 30, 1995, the Consolidated Coverage Ratio shall not be less than 1.75 to 1.0 and Consolidated Total Funded Indebtedness shall not exceed $8,800,000,000 (provided that, for the purposes of determining Consolidated Total Funded Indebtedness pursuant to this clause (i), up to $80,000,000 of Indebtedness incurred to fund pension contributions may be excluded) and (ii) if the Determination Date is on or after December 31, 1995, Westinghouse shall be in compliance with the Financial Covenants contained in Sections 5.10 and
     5.11 as though such Financial Covenants were applicable on the Determination Date. For the purposes of calculating the Consolidated Coverage Ratio pursuant to this paragraph, Consolidated Interest Expense shall be determined (i) in the case of the Loans, on the basis of the amount borrowed on the Merger Date, using an interest rate equal to the average three-month Eurodollar Rate for the 365-day period preceding the Determination Date plus the Applicable Margin in effect with respect to Eurodollar Committed Loans on the Merger Date and (ii) in the case of any other indebtedness, on the basis of the amount outstanding on the Determination Date, using the interest rate then applicable thereto. The Administrative Agent shall have received a certificate of a Financial Officer demonstrating in reasonable detail the satisfaction of the condition precedent set forth in this paragraph.

        (h) FCC Order. The FCC shall have issued the FCC Order and any condition or action required to be satisfied or taken to legally effect the Merger in compliance with the FCC Order shall have been so satisfied or taken (provided, that in no event shall the foregoing require the satisfaction of any condition or the taking of any action that could under the terms of the FCC Order be so satisfied or taken subsequent to consummation of the Merger). As used in this paragraph, the term "FCC Order" means an order or decision of the FCC which grants all consents or approvals required under the Communications Act for the transfer of control of all FCC licenses held by CBS to Westinghouse and/or Acquisition Corp. and the consummation of the Merger and the other transactions contemplated by the Merger Agreement, whether or not (i) any appeal or request for reconsideration or review of such order is pending, or whether the time for filing any such appeal or request for consideration or review, or for any sua sponte action by the FCC with similar effect, has expired, or (ii)





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                                                                              53


     such order is subject to any condition or a provision of law or regulation of the FCC. For purposes of this paragraph, the "FCC" shall mean the FCC or its staff.

        (i) Merger. The Merger shall have been consummated in accordance with the Merger Agreement concurrently with the making of the Term Loans. The merger consideration paid by Westinghouse (i) shall not exceed $81.00 per share of CBS common stock outstanding immediately prior to the Merger plus 6% per annum on such amount during the period from August 31, 1995 through the Merger Date (the "6% Amount") and (ii) shall not exceed $5,400,000,000 in the aggregate (excluding the 6% Amount).

        (j) Pledged Stock; Stock Powers. The Administrative Agent shall have received the certificates representing the shares of stock pledged pursuant to the Stock Pledge Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of Parent Acquisition Corp.

        (k) Approvals. All governmental and material third party approvals (including approvals under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other consents but excluding the authorization referred to in paragraph (h) above) necessary in connection with the Merger and the financing contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which has restrained, prevented or otherwise imposed materially adverse conditions on the Merger or the financing thereof. The Agents and the Lenders shall have received copies, certified by a Responsible Officer of Westinghouse, of all filings made with any Governmental Authorities in connection with the Merger.

        (l) Legal Opinions. The Administrative Agent shall have received the following executed legal opinions (with a copy for each Lender):

                (i) the executed legal opinion of Weil, Gotshal & Manges, counsel to Westinghouse, dated the Merger Date and addressed to the Administrative Agent and the Lenders, substantially in the form of Exhibit E-1;

                (ii) the executed legal opinion of Louis J. Briskman, Senior Vice President and General Counsel of Westinghouse, dated the Merger Date and addressed to the Administrative Agent and the Lenders, substantially in the form of Exhibit E-2;

                (iii) the executed legal opinion of Simpson Thacher & Bartlett, counsel to the Agents, dated the Merger Date and addressed to the Administrative Agent and the Lenders, substantially in the form of Exhibit E-3; and

                (iv) each executed legal opinion (if any) of counsel to Westinghouse and, if consented to by such counsel, counsel to CBS, delivered in connection with the Merger, accompanied by a reliance letter authorizing the Administrative Agent and the Lenders to rely on such opinion as if addressed to them.

   SECTION 4.2. All Credit Events. The obligation of each Lender to make each Loan, and the obligation of each Issuing Lender to issue each Letter of Credit, are subject to the satisfaction of the following conditions.





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                                                                              54


        (a) The Administrative Agent shall have received a request for, or notice of, such Credit Event if and as required by Section 2.3, 2.7, 2.11, 2.12, 2.14 or 2.15, as applicable.

        (b) Each of the representations and warranties made by the Loan Parties in Article III of this Agreement or in Section 10 of the Guarantee Agreement or Section 4 of the Stock Pledge Agreement (if then in effect), or in any certificate delivered pursuant hereto or thereto, shall be true and correct in all material respects on and as of the date of such Credit Event (and, in the case of the Credit Events occurring on the Merger Date, after giving effect to the Merger) with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

        (c) At the time of and immediately after giving effect to such Credit Event no Default or Event of Default shall have occurred and be continuing.

        (d) In the case of a Revolving Credit Facility Loan or a Letter of Credit, after giving effect to such Credit Event, (i) the Outstanding Revolving Extensions of Credit of each Revolving Credit Lender shall not exceed such Revolving Credit Lender's Revolving Credit Commitment then in effect and (ii) the Total Revolving Credit Facility Exposure shall not exceed the Total Revolving Credit Commitment then in effect.

Each Credit Event shall be deemed to constitute a representation and warranty by Westinghouse on the date of such Credit Event as to the matters specified in paragraphs (b) and (c) of this Section 4.2.

                                   ARTICLE V.

                                   COVENANTS

   Westinghouse covenants and agrees with each Lender that, as long as the Commitments shall be in effect or the principal of or interest on any Loan shall be unpaid, or there shall be any Aggregate LC Exposure, unless the Required Lenders shall otherwise consent in writing (provided that Sections 5.1 through 5.17 (inclusive) shall only be applicable on and after the Merger
Date):

   SECTION 5.1. Financial Statements. Westinghouse shall deliver to each of the Lenders:

        (a) within 55 days after the end of each of the first three quarterly fiscal periods of each fiscal year of Westinghouse, consolidated statements of income and cash flows of Westinghouse and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding period in the preceding fiscal year, accompanied by a certificate of a Financial Officer of Westinghouse which certificate shall state that such financial statements fairly present the consolidated financial condition and results of operations of Westinghouse and its Consolidated Subsidiaries in accordance with GAAP as at the end of, and for, such period, subject to normal year-end audit adjustments (provided that the requirement herein for the furnishing of such quarterly financial statements may be fulfilled by providing to the Lenders the report of Westinghouse to the SEC on Form





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                                                                              55


     10-Q for the applicable quarterly period, accompanied by the officer's certificate described in the last sentence of this Section 5.1);

        (b) within 105 days after the end of each fiscal year of Westinghouse, consolidated statements of income and cash flows of Westinghouse and its Consolidated Subsidiaries for such year and the related consolidated balance sheet as at the end of such year, setting forth in comparative form the corresponding consolidated figures for the preceding fiscal year, and accompanied by an opinion thereon (unqualified as to the scope of the audit) of independent certified public accountants of recognized national standing, which opinion shall state that such consolidated financial statements fairly present the consolidated financial condition and results of operations of Westinghouse and its Consolidated Subsidiaries as at the end of, and for, such fiscal year (provided that the requirement herein for the furnishing of annual financial statements may be fulfilled by providing to the Lenders the report of Westinghouse to the SEC on Form 10-K for the applicable fiscal year);

        (c) promptly upon their becoming publicly available, copies of all registration statements and regular periodic reports (including without limitation any and all reports on Form 8-K), if any, which Westinghouse, CBS or any of their respective Subsidiaries shall have filed with the SEC or any national securities exchange;

        (d) promptly upon the mailing thereof to the shareholders of Westinghouse generally, copies of all financial statements, reports and proxy statements so mailed;

        (e) within 30 days after a Responsible Officer of Westinghouse knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan have occurred or exist which would reasonably be expected to result in a Material Adverse Effect, a statement signed by a senior financial officer of Westinghouse setting forth details respecting such event or condition and the action, if any, which Westinghouse or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by Westinghouse or an ERISA Affiliate with respect to such event or condition):

                (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of
           Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA shall be a reportable event regardless of the issuance of any waiver in accordance with Section 412(d) of the Code);

                (ii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan;

                (iii) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by Westinghouse or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;





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                                                                              56


                (iv) the complete or partial withdrawal by Westinghouse or any ERISA Affiliate under Section 4201 or 4204 of ERISA from a Multiemployer Plan, or the receipt by Westinghouse or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against Westinghouse or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and

                (vi) a failure to make a required installment or other payment with respect to a Plan (within the meaning of Section 412(n) of the Code), in which case the notice required hereunder shall be provided within 10 days after the due date for filing notice of such failure with the PBGC;

        (f) promptly after a Responsible Officer of Westinghouse knows or has reason to believe that any Default or Event of Default has occurred, a notice of such Default or Event of Default describing it in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that Westinghouse has taken and proposes to take with respect thereto;

        (g) promptly after a Responsible Officer of Westinghouse knows that any change has occurred in Westinghouse's Debt Rating by either Rating Agency, a notice describing such change; and

        (h) promptly from time to time such other information regarding the financial condition, operations or business of Westinghouse or any of its Subsidiaries (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as any Lender through the Administrative Agent may reasonably request.

Westinghouse will furnish to the Administrative Agent and each Lender, at the time it furnishes each set of financial statements pursuant to paragraph (a) or
(b) above, a certificate (which may be a copy in the case of each Lender) of a Financial Officer of Westinghouse (i) to the effect that no Default or Event of Default has occurred and is continuing (or, if any Default or Event of Default has occurred and is continuing, describing it in reasonable detail and describing the action that Westinghouse has taken and proposes to take with respect thereto), and (ii) setting forth in reasonable detail the computations necessary to determine whether Westinghouse is in compliance with the Financial Covenants as of the end of the respective quarterly fiscal period or fiscal year.

   SECTION 5.2. Litigation. Westinghouse will promptly give to each Lender notice of the commencement of all legal or arbitral proceedings, and of all proceedings by or before any Governmental Authority, affecting Westinghouse or any of its Material Subsidiaries, which would reasonably be expected to result in a Material Adverse Effect.

   SECTION 5.3. Corporate Existence, Etc. Westinghouse will, and will cause each of its Material Subsidiaries to, preserve and maintain its legal existence and all of its material rights, privileges and franchises (provided that (a) nothing in this Section 5.3 shall prohibit any transaction expressly permitted under Section 5.5 and (b) Westinghouse or such Material Subsidiary shall not be required to preserve or maintain any such right, privilege or franchise if the Board of Directors of





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                                                                              57


Westinghouse or such Material Subsidiary, as the case may be, shall determine that the preservation or maintenance thereof is no longer desirable in the conduct of the business of Westinghouse or such Material Subsidiary, as the case may be); comply with the requirements of all applicable laws, rules, regulations and orders of Governmental Authorities (including, without limitation, all Environmental Laws) and with all contractual obligations if failure to comply with such requirements or obligations would reasonably be expected to result in a Material Adverse Effect; pay and discharge all material taxes, assessments, governmental charges, levies or other obligations of whatever nature imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge, levy or other obligation the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; maintain all its Property used or useful in its business in good working order and condition, ordinary wear and tear excepted, all as in the judgment of Westinghouse or such Material Subsidiary may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times (provided that Westinghouse or such Material Subsidiary shall not be required to maintain any such Property if the failure to maintain any such Property is, in the judgment of Westinghouse or such Material Subsidiary, desirable in the conduct of the business of Westinghouse or such Material Subsidiary); keep proper books of records and accounts in which entries that are full, true and correct in all material respects shall be made in conformity with GAAP; and permit representatives of any Lender, during normal business hours upon reasonable advance notice, to inspect any of its books and records and to discuss its business and affairs with its Financial Officers or their designees, all to the extent reasonably requested by such Lender.

   SECTION 5.4. Insurance. Westinghouse will, and will cause each of its Material Subsidiaries to, keep insured by financially sound and reputable insurers all Property of a character usually insured by corporations engaged in the same or similar business and similarly situated against loss or damage of the kinds and in the amounts consistent with prudent business practice and carry such other insurance as is consistent with prudent business practice (it being understood that self-insurance shall be permitted to the extent consistent with prudent business practice).

   SECTION 5.5. Prohibition of Fundamental Changes. Westinghouse will not, and will not permit any of its Material Subsidiaries to (i) enter into any transaction of merger, consolidation, liquidation or dissolution or (ii) Dispose of, in one transaction or a series of related transactions, all or a substantial part (determined by reference to Westinghouse and its Subsidiaries taken as a whole) of its business or Property, whether now owned or hereafter acquired (excluding (i) financings by way of sales of receivables or inventory, (ii) inventory or other Property Disposed of in the ordinary course of business and (iii) obsolete or worn-out Property, tools or equipments no longer used or useful in its business). Notwithstanding the foregoing provisions of this
Section 5.5:

        (a) any Subsidiary of Westinghouse may be merged or consolidated with or into: (i) Westinghouse if Westinghouse shall be the continuing or surviving corporation or (ii) any other such Subsidiary; provided that (x) if any such transaction shall be between a Subsidiary and a Wholly Owned Subsidiary, such Wholly Owned Subsidiary shall be the continuing or surviving corporation and (y) if any such transaction shall be between a Subsidiary and a Subsidiary Guarantor, the continuing or surviving corporation shall be or concurrently become a Subsidiary Guarantor (unless such continuing or surviving Subsidiary would be entitled to be released as a Subsidiary Guarantor pursuant to Section 8.16);

        (b) any Subsidiary of Westinghouse may distribute, dividend or Dispose of any of or all its Property (upon voluntary liquidation or otherwise) to Westinghouse or a Wholly Owned Subsidiary of Westinghouse (which Wholly Owned Subsidiary shall be or concurrently





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                                                                              58


     become a Subsidiary Guarantor if the Subsidiary making such distribution, dividend or Disposition shall be a Subsidiary Guarantor);

        (c) any Subsidiary of Westinghouse may merge or consolidate with or into any other Person if, after giving effect thereto and to any repayment of Loans to be made upon the consummation thereof (it being expressly understood that no repayment of Loans is required solely by virtue thereof except as otherwise contemplated by the last sentence of Section 2.22 or provided in Section 2.23), no Default or Event of Default shall have occurred and be continuing;

        (d)  an Eligible Leveraged Spin-Off Transaction shall be permitted;

        (e)  the Merger shall be permitted; and

        (f) Westinghouse or any Subsidiary of Westinghouse may Dispose of its Property if, after giving effect thereto and to any repayment of Loans to be made upon the consummation thereof (it being expressly understood that no repayment of Loans is required solely by virtue thereof except as otherwise contemplated by the last sentence of Section 2.22 or provided in
     Section 2.23), no Default or Event of Default shall have occurred and be continuing.

   SECTION 5.6. Limitation on Liens. Westinghouse will not, and will not permit any of its Material Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its Property, or enter into any Sale/Leaseback with respect to any such Property, whether now owned or hereafter acquired; provided that the foregoing restrictions shall not apply to:

        (a) Liens imposed by any Governmental Authority for taxes, assessments or charges not yet due and payable or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained;

        (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's, architects' or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings;

        (c) Liens securing judgments or to perfect an appeal of any order or decree but only to the extent, for an amount and for a period not resulting in an Event of Default under paragraph (h) of Article VI;

        (d) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation;

        (e) pledges or deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations to secure surety, appeal or performance bonds and contractual and other obligations of a like nature incurred in the ordinary course of business and not involving the borrowing of money;

        (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Property or minor imperfections in title thereto and Liens under leases and subleases which, in the aggregate, are not material in amount, and





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                                                                              59


     which do not interfere in any material respects with the ordinary conduct of the business of Westinghouse and its Subsidiaries taken as a whole;

        (g) Liens on Property of any Subsidiary of Westinghouse or of any Person which is or was merged with or into Westinghouse or any Subsidiary thereof, provided that such Liens are or were in existence at the time such Person becomes or became a Subsidiary of Westinghouse or such Person merged with or into Westinghouse or any Subsidiary thereof, as the case may be, were not created in anticipation thereof other than to finance the purchase thereof and are not spread to cover any Property other than the Property covered at the time of the relevant transaction;

        (h) Liens upon real and/or personal property acquired (by purchase, construction, foreclosure, deed in lieu of foreclosure or otherwise) by Westinghouse or any of its Subsidiaries, each of which Liens either (A) existed on such Property before the time of its acquisition and was not created in anticipation thereof or (B) was created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, all or a part of the cost (including the cost of construction) of such Property or improvements thereon; provided that no such Lien shall extend to or cover any Property of Westinghouse or such Subsidiary other than the respective Property so acquired and improvements thereon;

        (i) mortgages on Property securing indebtedness in favor of the United States of America or any state thereof or any department, agency or instrumentality or political subdivision of the United States of America or any state thereof, incurred for the purpose of financing all or any part of the purchase price or the cost of construction of the Property subject to such mortgages (including without limitation such debt secured by such mortgages in connection with pollution control, industrial revenue or similar financings) or incurred to secure progress, advance or other payments pursuant to any contract or provision of any statute;

        (j) Liens securing Indebtedness owed to Westinghouse or to any Wholly Owned Subsidiary of Westinghouse;

        (k) Liens (i) upon the receivables and inventory of Westinghouse or any of its Subsidiaries to secure Indebtedness resulting from financings of such receivables and inventory in an aggregate amount not greater than $800,000,000 less the aggregate amount of Indebtedness that is secured pursuant to clause (ii) below, provided that the terms of such Indebtedness do not provide for any recourse to Westinghouse or any Material Subsidiary (except to the extent of breaches of representations and warranties of Westinghouse or any of its Subsidiaries in connection with such financings and other recourse customary in connection with "off-balance sheet" financings) and (ii) upon the Property of Westinghouse to secure Indebtedness of Westinghouse in an aggregate amount not greater than $250,000,000;

        (l)  Sale/Leasebacks consummated prior to the Closing Date;

        (m) any Sale/Leaseback of CBS's headquarters building located at 51 West 52nd Street in New York City;

        (n) any Sale/Leaseback of assets of CBS owned on the Closing Date and listed on Schedule 5.6(n), provided, that the Net Cash Proceeds thereof shall be promptly applied to the





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                                                                              60


     prepayment of any outstanding Term Loans pursuant to Section 2.22 (or
     Section 2.23, to the extent said Section would require such prepayment);

        (o) additional Liens upon real and/or personal property, and additional Sale/Leasebacks, provided that the sum of (i) the aggregate principal amount of the obligations secured by such Liens (other than Indebtedness as defined in clause (f) of the definition thereof which has not been assumed by Westinghouse or any of its Subsidiaries and where the Lien relates to Property acquired by Westinghouse or any of its Subsidiaries in satisfaction, in whole or in part, of indebtedness to Westinghouse or any of its Subsidiaries, in the ordinary course of business (any such Indebtedness, "Specified Section 5.6(o) Indebtedness")) and (ii) the aggregate Sale/Leaseback Attributable Debt with respect to such Sale/Leasebacks shall not exceed $250,000,000 at any one time outstanding;

        (p) any extension, renewal or replacement of the foregoing; provided, however, that, except to the extent otherwise permitted by this Section 5.6 (including Section 5.6(o)), the Liens permitted under this paragraph shall not be spread to cover any additional Indebtedness or Property (other than a substitution of like Property or improvements on such Property or other Property of equivalent value);

        (q) Liens upon real and/or personal property owned at the date hereof by WCI or LW Real Estate Investments, L.P.; and

        (r)  Liens created pursuant to the Stock Pledge Agreement.

   SECTION 5.7. Limitation on Certain Indebtedness. (a) Westinghouse will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness for Borrowed Money (which includes, for the purposes of this paragraph (a), any preferred stock) which matures prior to the date which is six months after the Revolving Credit Maturity Date ("Early-Maturing Debt"), except (i) Early- Maturing Debt outstanding on the Closing Date and in the approximate amounts set forth on Schedule 5.7 (together with any refinancing thereof so long as the principal amount thereof is not increased), (ii) Excluded Indebtedness, (iii) Early-Maturing Debt of Westinghouse the proceeds of which are (x) 100% cash and (y) applied, concurrently with the incurrence thereof, to prepay the Term Loans pursuant to
Section 2.22 (or Section 2.23, to the extent said Section would require such prepayment) and (iv) other Early-Maturing Debt in an aggregate principal amount not to exceed $300,000,000 at any one time outstanding.

   (b) Westinghouse will not permit any of its Subsidiaries to create, incur, assume or suffer to exist any Indebtedness (which includes, for the purposes of this paragraph (b), any preferred stock), except (i) Indebtedness of CBS outstanding on the Closing Date and in the approximate amounts set forth on
Schedule 5.7 (together with any refinancing thereof so long as the principal amount thereof is not increased), (ii) Excluded Indebtedness, (iii) preferred stock of CBS or any of its Subsidiaries issued in accordance with Section 5.8(b), (iv) Leveraged Spin-Off Indebtedness and (v) other Indebtedness in an aggregate principal amount not to exceed $300,000,000 at any one time outstanding.

   SECTION 5.8. Limitation on Asset Sales, etc. (a) (i) Prior to the Release Date, Westinghouse will not, and will not permit any of its Subsidiaries to, consummate a Material Section 5.8(a)(i) Asset Disposition, unless Westinghouse or such Subsidiary receives consideration at the time of such disposition at least equal to the fair value, as determined by the Board of Directors of Westinghouse or a committee designated thereby (including as to the value of all non-cash





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                                                                              61


consideration), of the property disposed of pursuant to such disposition and
(ii) prior to the Release Date, Westinghouse will not permit Parent Acquisition Corp. to cease to be a Wholly Owned Subsidiary of Westinghouse.

   (b)  Westinghouse will not, and will not permit any of its Subsidiaries to,
(i) issue or sell any Capital Stock of CBS or any Material CBS Subsidiary or any CBS-Related Capital Stock of Westinghouse or (ii) Dispose of, pursuant to any one or more related or unrelated transactions after the Merger Date, a substantial portion of the assets comprising either Material CBS Business; except that:

        (w) Westinghouse or any of its Subsidiaries may issue or sell any Capital Stock of CBS or any Material CBS Subsidiary or any CBS-Related Capital Stock of Westinghouse so long as (I) at least 75% of the consideration received pursuant to such issuance or sale shall be in the form of cash or cash equivalents (except in the case of an Eligible Network
     Swap), (II) an amount equal to 100% of the amount of cash and cash equivalents received pursuant to such issuance or sale (net of taxes and expenses) shall be promptly applied to the prepayment of any outstanding Term Loans pursuant to Section 2.22 (or Section 2.23, to the extent said Section would require such prepayment), and (III) after giving effect thereto, at least 51% of the Voting Capital Stock of each of CBS and each Material CBS Subsidiary, on a fully diluted basis (assuming that any right to convert any Capital Stock of any such Person into Voting Capital Stock has been exercised), shall be owned, directly or indirectly, by Westinghouse;

        (x) notwithstanding clause (i) of this Section 5.8(b), CBS or any of its Subsidiaries may consummate a Disposition of the Capital Stock of any Material CBS Subsidiary not otherwise permitted by clause (w) above so long as all of the assets of such Subsidiary, when aggregated with all of the assets of any other Material CBS Subsidiary whose Capital Stock has been disposed of pursuant to this clause (x), could have been Disposed of without resulting in a violation of clause (ii) of this Section 5.8(b);

        (y) notwithstanding clause (ii) of this Section 5.8(b), any Sale/Leaseback referred to in Section 5.6(m) or (n) shall be permitted; and

        (z) (i) CBS and any of its Subsidiaries may Dispose of any such assets to CBS or any of its Subsidiaries and (ii) after the Release Date, Westinghouse and any of its Subsidiaries may Dispose of any such assets to Westinghouse or any of its Subsidiaries.

As used in this Section 5.8(b):

        "CBS-Related Capital Stock of Westinghouse" shall mean any Capital Stock of Westinghouse that may be issued after the Merger Date having terms that provide for or contemplate that a disproportionate part of the return thereon or control provided to the holders thereof is specifically related to CBS or one of the Material CBS Businesses.

        "Material CBS Business" shall mean each of (A) the business comprised on the Merger Date by the radio station group and the television station group of CBS and its Subsidiaries (other than any portion thereof that may be required to be Disposed of within a specified time period by the terms of the FCC Order) and (B) the CBS Television Network.

        "Material CBS Subsidiary" shall mean any Subsidiary of CBS which holds any portion of either Material CBS Business.





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                                                                              62



   SECTION 5.9. Limitation on Restricted Payments. Westinghouse will not declare or pay any dividend (other than dividends payable solely in common stock of Westinghouse) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of Westinghouse, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or Property or in obligations of Westinghouse; provided that Westinghouse shall be permitted to purchase common stock to the extent required to meet its obligations under Stock Plans; and provided, further, that, so long as no Event of Default shall have occurred and be continuing, Westinghouse shall be permitted (a) to pay (i) dividends in respect of any preferred stock of Westinghouse outstanding on the Closing Date, (ii) dividends in respect of shares of common stock or common stock equivalents of Westinghouse at the rate of $0.20 per share per annum (appropriately adjusted for any stock dividends, stock splits or similar events) and (iii) dividends aggregating, in any period of four consecutive fiscal quarters of Westinghouse, not more than the excess, if any, of 25% of Consolidated Net Income for such period over the aggregate amount of dividends paid pursuant to clauses (i) and (ii) above during such period, (b) to pay dividends on any CBS-Related Capital Stock of Westinghouse and (c) to consummate any Eligible Leveraged Spin-Off Transaction. The foregoing shall not prohibit the payment of any dividend within 60 days (or such longer period (not to exceed 90 days) as may be necessitated by the intervals between meetings of Westinghouse's Board of Directors) after the date of its declaration if such dividend would have been permitted on the date of declaration.

   SECTION 5.10. Consolidated Leverage Ratio. Westinghouse will not permit the Consolidated Leverage Ratio at the end of any period of four consecutive fiscal quarters ending on or after the Merger Date to be greater than the ratio set forth below opposite the period during which such four-quarter period ends:

          Period                  Ratio
          ------                  -----
     12/31/95 -  3/31/96        6.25 to 1
      6/30/96 -  9/30/96        6.00 to 1
     12/31/96 -  3/31/97        5.50 to 1
      6/30/97 -  9/30/97        4.50 to 1
     12/31/97 -  3/31/98        4.00 to 1
      6/30/98 -  9/30/98        3.50 to 1
     12/31/98 and thereafter    3.00 to 1

   SECTION 5.11. Consolidated Coverage Ratio. Westinghouse will not permit the Consolidated Coverage Ratio for any period of four consecutive fiscal quarters ending on or after the Merger Date to be less than the ratio set forth below opposite the period during which such four-quarter period ends:

       Period                     Ratio
       ------                     -----
     12/31/95 - 3/31/97         2.00 to 1
      6/30/97 - 9/30/97         2.25 to 1
     12/31/97 - 3/31/98         2.50 to 1
      6/30/98 - 9/30/98         2.75 to 1
     12/31/98 and thereafter    3.00 to 1





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                                                                              63


; provided, that (a) this covenant shall not apply until one full fiscal quarter has been completed after the Merger Date and (b) until four full fiscal quarters shall have passed since the Merger Date, Consolidated Interest Expense for the purposes of this Section 5.11 shall be determined on the basis of the completed quarters after the Merger Date and multiplied by 4 (if there shall be one such completed quarter), 2 (if there shall be two such completed quarters) or 4/3 (if there shall be three such completed quarters).

   SECTION 5.12. Minimum Consolidated Net Worth. Westinghouse will not permit Consolidated Net Worth on the last day of any fiscal quarter ending after the Merger Date to be less than the sum of (a) 75% of Consolidated Net Worth on the last day (the "Net Worth Commencement Date") of the first calendar month ending after the Merger Date and (b) 50% of cumulative Consolidated Net Income for each fiscal quarter of Westinghouse (or portion thereof) occurring after the Net Worth Commencement Date for which Consolidated Net Income is positive.

   SECTION 5.13. Use of Proceeds. Westinghouse will use the proceeds of the Loans and will use the Letters of Credit hereunder solely (a) with respect to the proceeds of the Term Loans, to finance the Merger and to pay related fees and expenses and (b) with respect to the proceeds of the Revolving Credit Facility Loans and the Letters of Credit, to refinance the existing bank debt of Westinghouse (including, without limitation, under the Existing Credit Agreement) and CBS, to finance the Merger, to pay related fees and expenses and for general corporate purposes (in each case in compliance with all applicable legal and regulatory requirements, including, without limitation, Regulations G and U and the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the regulations thereunder), provided that neither any Agent nor any Lender shall have any responsibility as to the use of any of such proceeds.

   SECTION 5.14.  Fiscal Year.  Westinghouse shall not change its fiscal year.

   SECTION 5.15. Transactions with Affiliates. Westinghouse will not, and will not permit any of its Material Subsidiaries to, directly or indirectly enter into any material transaction with any Affiliate of Westinghouse except on terms at least as favorable to Westinghouse or such Subsidiary as it could obtain on an arm's-length basis.

   SECTION 5.16. Subsidiary Guarantors; Intermediate Holding Companies. (a) If, at any time after the Closing Date and prior to the Release Date, Westinghouse shall create or acquire a direct or indirect Domestic Subsidiary, then Westinghouse shall promptly (but no earlier than the Merger Date) cause such Subsidiary to become a Subsidiary Guarantor by executing a supplement to the Guarantee Agreement, unless (i) the aggregate amount contributed or expended by Westinghouse and its Subsidiaries (in the form of cash, Property or assumption of liabilities) in connection with the capitalization or acquisition of such Subsidiary is less than $50,000,000 (it being understood that, unless clause (ii) or (iii) below is then applicable, such Subsidiary shall be required to become a Subsidiary Guarantor once the aggregate amount of such contributions or expenditures with respect to such Subsidiary exceeds $50,000,000 over any period of time), (ii) such Subsidiary would be entitled to be released as a Subsidiary Guarantor pursuant to Section 8.16(a) or (iii) in the case of an acquisition, any requirements of law or contractual obligations (not incurred in contemplation of such acquisition) in effect at the time of such acquisition would prevent any such Subsidiary from becoming a Subsidiary Guarantor.

   (b) Notwithstanding anything to the contrary in this Agreement or any other Loan Document, no Intermediate Holding Company shall (i) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those





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incidental to its ownership of the Capital Stock of one or more Subsidiaries or other Persons, (ii) incur, create, assume or suffer to exist any Indebtedness or other liabilities or obligations, except (x) nonconsensual obligations imposed by operation of law and (y) obligations owing by it under the Loan Documents to which it is a party, or (iii) own, lease, manage or otherwise operate any Properties or assets other than the ownership of shares of Capital Stock of one or more Subsidiaries or other Persons.

   SECTION 5.17. Limitation on Certain Subsidiary Restrictions. Westinghouse will not, and will not permit any of its Subsidiaries to, enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to (a) pay dividends or make any other distributions in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, Westinghouse or any other Subsidiary of Westinghouse, (b) make loans or advances to Westinghouse or any other Subsidiary of Westinghouse or (c) transfer any of its assets to Westinghouse or any other Subsidiary of Westinghouse, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents or any other agreements in effect on the Closing Date, (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement which has been entered into in connection with the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary, (iii) in the case of any Subsidiary which is not a Wholly Owned Subsidiary, restrictions under any shareholders' arrangement which provide that any dividend or other distribution made in respect of such Subsidiary's Capital Stock must be made on a pro rata basis among the holders of such Capital Stock (but do not otherwise restrict any such dividend or other distribution), (iv) restrictions in respect of a Subsidiary acquired after the date hereof in existence at the time of such acquisition and not incurred in contemplation thereof, (v) any restrictions of the type described in clause (c) above in agreements governing the terms of secured Indebtedness of a Subsidiary otherwise permitted hereby that restrict the right of such Subsidiary to transfer those of its assets which secure such Indebtedness and (vi) any restrictions existing under any agreement that amends, refinances or replaces any agreement containing the restrictions referred to in clause (i), (ii), (iii), (iv) or (v) above, provided that the terms and conditions of any such agreement are no less favorable to the Lenders than those under the agreement so amended, refinanced or replaced (and, in the case of any refinancing, the amount of Indebtedness involved is not increased).

   SECTION 5.18. Existing Credit Agreement Covenants. Westinghouse covenants and agrees with each Lender that, from and after the Closing Date and until the Merger Date, each of the covenants set forth in Sections 5.01, 5.02, 5.03, 5.04, 5.05, 5.06, 5.10 and 5.12 of the Existing Credit Agreement, as in effect on the Closing Date, shall be incorporated herein by reference, mutatis mutandis (the "Existing Credit Agreement Covenants"; the Existing Credit Agreement Covenants set forth in Sections 5.01(f), 5.05 and 5.06 of the Existing Credit Agreement being referred to herein as the "Specified Existing Credit Agreement Covenants"), and each Existing Credit Agreement Covenant shall apply to Westinghouse with the same force and effect as if set forth in this Agreement.


                                  ARTICLE VI.

                               EVENTS OF DEFAULT.

   In case of the happening of any of the following events ("Events of Default"):

        (a) (i) Westinghouse shall default in the payment when due of any principal of any Loan or (ii) Westinghouse shall default in the payment when due of any interest on any Loan,





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     any reimbursement obligation in respect of any LC Disbursement, any Fee or any other amount payable by it hereunder or under any other Loan Document and, in the case of this clause (ii), such default shall continue unremedied for a period of five Business Days;

        (b) any representation, warranty or certification made or deemed made herein or in any other Loan Document (or in any modification or supplement hereto or thereto) by any Loan Party, or any certificate furnished to any Lender or the Administrative Agent pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time made, deemed made or furnished;

        (c) (i) Prior to the Merger Date, Westinghouse shall default in the performance of any of its obligations under the Specified Existing Credit Agreement Covenants, (ii) on or after the Merger Date, Westinghouse shall default in the performance of any of its obligations under Section 5.1(f),
     Section 5.5, Section 5.6, Sections 5.8 through 5.13 (inclusive) or Section 5.17, (iii) Parent Acquisition Corp. shall default in the performance of any of its obligations under Sections 5(b) or 5(d) of the Stock Pledge Agreement or (iv) any Loan Party shall default in the performance of any of its other obligations under this Agreement or any other Loan Document and, in the case of this clause (iv), such default shall continue unremedied for a period of 15 days after notice thereof to Westinghouse by the Administrative Agent or the Required Lenders (through the Administrative Agent);

        (d) Westinghouse or any of its Subsidiaries shall (i) fail to pay at maturity any Indebtedness (other than Indebtedness as defined in subsection
     (f) of the definition thereof which has not been assumed by Westinghouse or any of its Subsidiaries and where the Lien relates to Property acquired by Westinghouse or any of its Subsidiaries in satisfaction, in whole or in part, of indebtedness to Westinghouse or any of its Subsidiaries, in the ordinary course of business of WFSI, any of its Subsidiaries, Financial Services or WCI) in an aggregate amount in excess of $100,000,000, or (ii) fail to make any payment (whether of principal, interest or otherwise), regardless of amount, due in respect of, or fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing, any such Indebtedness in excess of $100,000,000 if the effect of any failure referred to in this clause (ii)
     (x) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf to cause, such Indebtedness to become due prior to its stated maturity or (y) has caused such Indebtedness to become due prior to its stated maturity (it being agreed that for purposes of this paragraph (d) only (other than subclause (ii)(x) of this paragraph (d)), the term "Indebtedness" shall include obligations under any interest rate protection agreement, foreign currency exchange agreement or other interest or exchange rate hedging agreement and that the amount of the Person's obligations under any such agreement shall be the net amount that such Person could be required to pay as a result of a termination thereof by reason of a default thereunder);

        (e) Westinghouse or any of its Material Subsidiaries shall admit in writing its inability, or be generally unable, to pay its debts as such debts become due;

        (f) Westinghouse or any of its Material Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, trustee or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to





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     controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing;

        (g) a proceeding or a case shall be commenced, without the application or consent of Westinghouse or any of its Material Subsidiaries, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of Westinghouse or such Material Subsidiary or of all or any substantial part of its assets or (iii) similar relief in respect of Westinghouse or such Material Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against Westinghouse or such Material Subsidiary shall be entered in an involuntary case under the Bankruptcy Code;

        (h) a final judgment or judgments for the payment of money in excess of $100,000,000 in the aggregate shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against Westinghouse and/or any of its Material Subsidiaries and the same shall not be paid or discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of the date of entry thereof and Westinghouse or the relevant Material Subsidiary shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal;

        (i) an event or condition specified in Section 5.1(e) shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, Westinghouse or any ERISA Affiliate shall incur or in the good faith opinion of the Required Lenders shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) which would constitute, in the good faith determination of the Required Lenders, a Material Adverse Effect;

        (j) a Change of Control shall have occurred or, with respect to any period of 25 consecutive calendar months (whether commencing before or after the date of this Agreement), individuals who were directors of Westinghouse on the first day of such period or who were nominated by such directors shall no longer occupy a majority of the seats (other than vacant seats) on the Board of Directors of Westinghouse (excluding by reason of the death or retirement of any director); or

        (k) at any time during the period from the Merger Date to the Release Date, any material provision of the Stock Pledge Agreement or the Guarantee Agreement shall cease, for any reason, to be in full force and effect, or any Loan Party shall so assert, or any Lien created by the Stock Pledge Agreement shall cease to be enforceable and of the same effect and priority purported to be created thereby (except to the extent any of the foregoing occur in accordance with the terms of the relevant Loan Document);





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then and in every such event (other than an event with respect to Westinghouse described in paragraph (f) or (g) above), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to Westinghouse, take any or all of the following actions, at the same or different times: (I) terminate forthwith the Commitments, (II) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of Westinghouse accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Westinghouse, anything contained herein or in any other Loan Document to the contrary notwithstanding, and (III) require that Westinghouse deposit cash with the Administrative Agent, in an amount equal to the Aggregate LC Exposure, as collateral security for the repayment of any future LC Disbursements; and in any event with respect to Westinghouse described in paragraph (f) or (g) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of Westinghouse accrued hereunder and under any Loan Document, shall automatically become due and payable and Westinghouse shall be required to deposit cash with the Administrative Agent, in an amount equal to the Aggregate LC Exposure, as collateral security for the repayment of any future drawings under the Letters of Credit, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Westinghouse, anything contained herein or in any other Loan Document to the contrary notwithstanding.

                                  ARTICLE VII.

                                   THE AGENTS

   In order to expedite the transactions contemplated by this Agreement, each Agent is hereby appointed to act as Agent on behalf of the Lenders. Each of the Lenders and the Issuing Lenders hereby irrevocably authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are specifically delegated to the Administrative Agent by the terms and provisions hereof and of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. The Administrative Agent is hereby expressly authorized by the Lenders and the Issuing Lenders, without hereby limiting any implied authority, (a) to receive on behalf of the Lenders all payments of principal of and interest on the Loans and the LC Disbursements and all other amounts due to the Lenders and Issuing Lenders hereunder, and promptly to distribute to each Lender and Issuing Lender its proper share of each payment so received; (b) to give notice on behalf of each of the Lenders to Westinghouse of any Event of Default specified in this Agreement of which the Administrative Agent has actual knowledge acquired in connection with its agency hereunder; and (c) to distribute to each Lender and Issuing Lender copies of all notices, financial statements and other materials delivered by Westinghouse pursuant to this Agreement and the other Loan Documents as received by the Administrative Agent.

   Neither any Agent nor any of its directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its or his own gross negligence or wilful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by Westinghouse or any other Loan Party of any of the terms, conditions, covenants or agreements contained in any Loan Document. The Agents shall not be responsible to the Lenders for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement or any other Loan Documents or other





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instruments or agreements.  The Administrative Agent shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders (or, when expressly required hereby, all the Lenders) and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders and the Issuing Lenders. The Administrative Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper Person or Persons. Neither the Agents nor any of their directors, officers, employees or agents shall have any responsibility to any Loan Party on account of the failure of or delay in performance or breach by any Lender or Issuing Lender of any of its obligations hereunder or to any Lender or Issuing Lender on account of the failure of or delay in performance or breach by any other Agent, any other Lender or Issuing Lender or any Loan Party of any of their respective obligations hereunder or under any other Loan Document or in connection herewith or therewith. The Administrative Agent may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by it with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

   The Lenders and the Issuing Lenders hereby acknowledge that the Administrative Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Lenders.

   Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Lenders and Westinghouse. Upon any such resignation, the Required Lenders shall have the right to appoint from the Lenders a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint from the Lenders a successor Administrative Agent which shall be a bank with an office in New York, New York, having a combined capital and surplus of at least $500,000,000 or an affiliate of any such bank, which successor shall be acceptable to Westinghouse (such acceptance not to be unreasonably withheld). Upon the acceptance of any appointment as Administrative Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 8.5 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

   With respect to the Loans made by them and their LC Exposure hereunder, the Agents in their individual capacity and not as Agents shall have the same rights and powers as any other Lender and may exercise the same as though they were not Agents, and the Agents and their affiliates may accept deposits from, lend money to and generally engage in any kind of business with Westinghouse or any of its Subsidiaries or any Affiliate thereof as if they were not Agents.

   Each Lender and Issuing Lender agrees (i) to reimburse the Administrative Agent in the amount of its pro rata share (based on its Total Facility Percentage or, after the date on which the Loans shall have been paid in full, based on its Total Facility Percentage immediately prior to such date) of any reasonable, out-of-pocket expenses incurred for the benefit of the Lenders or the Issuing Lenders by the Administrative Agent, including reasonable counsel fees and compensation of agents





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and employees paid for services rendered on behalf of the Lenders or the
Issuing Lenders, which shall not have been reimbursed by or on behalf of Westinghouse and (ii) to indemnify and hold harmless the Administrative Agent and any of its directors, officers, employees or agents, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as Administrative Agent in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it under this Agreement or any other Loan Document, to the extent the same shall not have been reimbursed by or on behalf of Westinghouse, provided that no Lender or Issuing Lender shall be liable to the Administrative Agent or any such director, officer, employee or agent for any portion of such liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of the Administrative Agent or any of its directors, officers, employees or agents.

   Each Lender and Issuing Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender or Issuing Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and Issuing Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender or Issuing Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, and related agreement or any document furnished hereunder or thereunder.

   The Documentation Agent and the Senior Managing Agents, the Managing Agents, the Co-Agents and the Lead Managers referred to in the signature pages hereof shall not have any duties or responsibilities hereunder in their respective capacities as such.

                                 ARTICLE VIII.

                                 MISCELLANEOUS

   SECTION 8.1. Notices. Notices and other communications provided for herein shall be in writing (or, where permitted to be made by telephone, shall be confirmed promptly in writing) and shall be delivered by hand or overnight courier service, mailed or sent by telecopier as follows:

        (a) if to Westinghouse, to it at Westinghouse Building, 11 Stanwix Street, Pittsburgh, Pennsylvania 15222, Attention of Vice President and Treasurer (Telecopy No. (412) 642-4797), with a copy to General Counsel (Telecopy No. (412) 642-5224);

        (b) if to the Administrative Agent, to it at 270 Park Avenue, New York, New York 10017, Attention of B. Joseph Lillis (Telecopy No. (212) 270-1063), and with a copy to Chemical Bank Agency Services, Grand Central Tower, 140 East 45th Street, New York, New York 10017, Attention of Janet Belden (Telecopy No. (212) 622-0002);

        (c) if to any Issuing Lender, to it at the address for notices specified in the applicable Issuing Lender Agreement; and

        (d) if to a Lender, to it at its address (or telecopy number) set forth in Schedule 1.1 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto.





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                                                                              70



All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service, sent by telecopy or, if permitted by the terms hereof and if promptly confirmed in writing, by telephone, or on the date five Business Days after dispatch by registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 8.1 or in accordance with the latest unrevoked direction from such party given in accordance with this
Section 8.1.

   SECTION 8.2. Survival of Agreement. All representations and warranties made hereunder, in the other Loan Documents and in any certificate delivered pursuant hereto or in connection herewith shall be considered to have been relied upon by the Agents and the Lenders and shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder, regardless of any investigation made by the Agents or the Lenders or on their behalf.

   SECTION 8.3. Binding Effect. This Agreement shall become effective when it shall have been executed by Westinghouse and each Agent and when the Administrative Agent shall have received counterparts hereof (including by facsimile transmission) which, when taken together, bear the signatures of each Lender (the date this Agreement shall become effective being referred to herein as the "Closing Date") and thereafter shall be binding upon and inure to the benefit of Westinghouse, each Agent and each Lender and their respective successors and assigns, except that Westinghouse shall not have the right to assign its rights or obligations hereunder or any interest herein without the prior consent of all the Lenders. The Administrative Agent shall promptly notify each Lender of the occurrence of the Closing Date.

   SECTION 8.4. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of Westinghouse, either Agent or any Lender that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

   (b) Each Lender may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Term Loan-I Commitment, Term Loan-II Commitment, Revolving Credit Commitment, Swingline Commitment and the Loans at the time owing to it); provided, however, that (i) except in the case of an assignment to a Lender or an affiliate of such Lender (other than if at the time of such assignment, such Lender or affiliate would be entitled to require Westinghouse to pay greater amounts under Section 2.29(a) than if no such assignment had occurred, in which case such assignment shall be subject to the consent requirement of this clause
(i)), Westinghouse and the Administrative Agent must give their prior written consent to such assignment (which consent shall not be unreasonably withheld),
(ii) (x) except in the case of assignments of Competitive Loans, the amount of the aggregate Commitments and/or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $10,000,000 and (y) the amount of the aggregate Commitments and/or Loans retained by any assigning Lender (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $25,000,000, unless (in the case of clause (x) or (y) above) the assigning Lender's Commitments and Loans (other than any Competitive Loans) are being reduced to $0 pursuant to such assignment, (iii) the assignor and assignee shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500 and (iv) the assignee, if it shall





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not be a Lender, shall deliver to the Administrative Agent an Administrative
Questionnaire. Any such assignment need not be ratable as among any Term Loan-I Commitment and/or Term Loan-I, Term Loan-II Commitment and/or Term Loan-II and Revolving Credit Commitment and/or Revolving Credit Facility Loans of the assigning Lender. Upon acceptance and recording pursuant to Section 8.4(e), from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof (or any lesser period to which the Administrative Agent and Westinghouse may agree), (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and the other Loan Documents and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto (but shall continue to be entitled to the benefits of Sections 2.24, 2.25, 2.29 and 8.5, as well as to any Fees accrued for its account hereunder and not yet paid)). Notwithstanding the foregoing, any Lender or Issuing Lender assigning its rights and obligations under this Agreement may maintain any Competitive Loans or Letters of Credit made or issued by it outstanding at such time, and in such case shall retain its rights hereunder in respect of any Loans or Letters of Credit so maintained until such Loans or Letters of Credit have been repaid or terminated in accordance with this Agreement.

   (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or the financial condition of Westinghouse or any of its Subsidiaries or the performance or observance by Westinghouse or any of its Subsidiaries of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 3.2 and 5.1 and such other documents and information as it has deemed appropriate to make it own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Administrative Agent, such assigning Lender or any other Agent or Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

   (d) The Administrative Agent, acting for this purpose as agent of Westinghouse, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the





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                                                                              72


Commitments of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive in the absence of manifest error and Westinghouse, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement and the other Loan Documents. The Register shall be available for inspection by Westinghouse and any Lender at any reasonable time and from time to time upon reasonable prior notice.

   (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph
(b) above and, if required, the written consent of Westinghouse and the Administrative Agent to such assignment, the Administrative Agent shall (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to Westinghouse.

   (f) Each Lender may without the consent of Westinghouse or the Agents sell participations to one or more banks or other financial institutions in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided, however, that
(i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (ii) the participating banks or other entities shall be entitled to the benefit of the cost protection provisions contained in Sections 2.24, 2.25 and 2.29 to the same extent as if they were Lenders (provided that additional amounts payable to any Lender pursuant to Section
2.29 shall be determined as if such Lender had not sold any such participations) and (iv) Westinghouse, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of Westinghouse relating to the Loans and the Letters of Credit and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document (other than amendments, modifications or waivers (x) decreasing any fees payable hereunder or the amount of principal of or the rate at which interest is payable on the Loans or LC Disbursements, extending any scheduled principal payment date or date fixed for the payment of interest on the Loans or LC Disbursements or of LC Fees or Commitment Fees or increasing the amount of or extending the Commitments, in each case to the extent the relevant participant is directly affected thereby, or (y) terminating the Stock Pledge Agreement or the Guarantee Agreement except on the Release Date or as otherwise contemplated by the terms hereof and thereof).

   (g) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.4, disclose to the assignee or participant or proposed assignee or participant any information relating to Westinghouse furnished to such Lender by or on behalf of Westinghouse; provided that, prior to any such disclosure of information designated by Westinghouse as confidential, each such assignee or participant or proposed assignee or participant shall execute a Confidentiality Agreement whereby such assignee or participant shall agree (subject to the exceptions set forth therein) to preserve the confidentiality of such confidential information. A copy of each such Confidentiality Agreement executed by an assignee shall be promptly furnished to Westinghouse. It is understood that confidential information relating to Westinghouse would not ordinarily be provided in connection with assignments or participations of Competitive Loans.





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                                                                              73


   (h) Notwithstanding the limitations set forth in paragraph (b) above, (i) any Lender may at any time assign or pledge all or any portion of its rights under this Agreement to a Federal Reserve Bank and (ii) any Lender which is a "fund" may at any time assign or pledge all or any portion of its rights under this Agreement to secure such Lender's indebtedness, in each case without the prior written consent of Westinghouse or the Administrative Agent; provided that each such assignment shall be made in accordance with applicable law and no such assignment shall release a Lender from any of its obligations hereunder. In order to facilitate any such assignment, Westinghouse shall, at the request of the assigning Lender, duly execute and deliver to the assigning Lender a registered promissory note or notes evidencing the Loans made to Westinghouse by the assigning Lender hereunder.

   (i) Westinghouse shall not assign or delegate any of its rights or duties hereunder without the prior consent of all the Lenders.

   SECTION 8.5. Expenses; Indemnity. (a) Westinghouse agrees to pay all reasonable out-of-pocket expenses incurred by the Agents in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby contemplated shall be consummated) or incurred by any Agent, any Lender or any Issuing Lender in connection with the enforcement or protection of the rights of the Agents, the Lenders or the Issuing Lenders under this Agreement and the other Loan Documents or in connection with the Loans made or the Letters of Credit issued hereunder, including, without limitation, the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett, counsel for the Agents, and, in connection with any such enforcement or protection, the reasonable fees, charges and disbursements of any other counsel for any Agent, Lender or Issuing Lender.

   (b) Westinghouse agrees to indemnify and hold harmless each Agent, each Lender, each Issuing Lender and each of their respective directors, officers, employees, affiliates and agents (each, an "Indemnified Person") against, and to reimburse each Indemnified Person, upon its demand, for, any losses, claims, damages, liabilities or other expenses ("Losses") to which such Indemnified Person becomes subject insofar as such Losses arise out of or in any way relate to or result from (i) the Merger, (ii) the execution or delivery of this Agreement, any Letter of Credit or any other Loan Document or any agreement or instrument contemplated hereby or thereby (and any amendment hereto or thereto), the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby or (iii) the use (or proposed use) of the proceeds of the Loans or other extensions of credit hereunder, including, without limitation, Losses consisting of reasonable legal or other expenses incurred in connection with investigating, defending or participating in any legal proceeding relating to any of the foregoing (whether or not such Indemnified Person is a party thereto); provided that the foregoing will not apply to any Losses to the extent they are found by a final decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnified Person.

   (c) The provisions of this Section 8.5 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of any Agent or Lender. All amounts under this Section 8.5 shall be payable on written demand therefor.





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                                                                              74


   SECTION 8.6. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Agent and each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Agent or Lender to or for the credit or the account of Westinghouse against any of and all the obligations of Westinghouse now or hereafter existing under this Agreement, any other Loan Document or the Fee Letter held by such Agent or Lender which shall be due and payable. The rights of each Agent and each Lender under this Section 8.6 are in addition to other rights and remedies (including other rights of setoff) which such Agent or Lender may have.

   SECTION 8.7. APPLICABLE LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS AND PRINCIPLES OF SUCH STATE.

   SECTION 8.8. Waivers; Amendment. (a) No failure or delay of any Agent, any Issuing Lender or any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, the Issuing Lenders and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies which they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Loan Party from any such provision shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Loan Party in any case shall entitle such Loan Party to any other or further notice or demand in similar or other circumstances.

   (b) Neither this Agreement, any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement in writing entered into by Westinghouse, each other affected Loan Party and the Required Lenders; provided, however, that no such agreement shall
(i) reduce the amount or extend the scheduled date of maturity of any Loan or of any installment thereof, or reduce the stated amount of any LC Disbursement, interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Commitment of any Lender, in each case without the prior written consent of each Lender directly affected thereby; (ii) amend, modify or waive any provision of this
Section 8.8(b), or reduce the percentage specified in the definition of "Required Lenders", or consent to the assignment or transfer by Westinghouse of any of its rights and obligations under this Agreement and the other Loan Documents, or release any substantial portion of the Pledged Stock (as defined in the Stock Pledge Agreement) or release any substantial portion (determined on the basis of revenues) of the Subsidiary Guarantors from their obligations under the Guarantee Agreement (except on the Release Date or as otherwise contemplated by the terms hereof and thereof), in each case without the prior written consent of all the Lenders; (iii) waive or extend any mandatory prepayment or Commitment reduction pursuant to Section 2.23(a), (b) or (c) without the prior written consent of the Required Prepayment Lenders; (iv) make any change in the method of application of mandatory prepayments specified in
Section 2.23(d) or reduce the percentage specified in the definition of "Required Prepayment Lenders", in each case without the prior written consent of each Term Loan-I Lender and each Term Loan-II Lender; (v) amend, modify or waive any condition precedent to any extension of credit under any Facility set forth in Article IV without the prior written consent of the





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                                                                              75


Majority Facility Lenders in respect of such Facility; (vi) reduce the percentage specified in the definition of "Majority Facility Lenders" without the prior written consent of each Lender in respect of each affected Facility; or (vii) amend, modify or waive any provision of Article VII without the prior written consent of each Agent affected thereby; provided, further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Swingline Lenders or the Issuing Lenders hereunder in such capacity without the prior written consent of the Administrative Agent, each Swingline Lender directly affected thereby or each Issuing Lender directly affected thereby, as the case may be.

   SECTION 8.9. Entire Agreement. This Agreement and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof and thereof. Any previous agreement among the parties with respect to the subject matter hereof or thereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents. For the purposes of this Section 8.9, the Fee Letter shall be deemed to constitute a Loan Document.

   SECTION 8.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.10.

   SECTION 8.11. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

   SECTION 8.12. Counterparts. This Agreement may be executed in two or more counterparts, each of which constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 8.3.

   SECTION 8.13. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

   SECTION 8.14. Jurisdiction; Consent to Service of Process. (a) Westinghouse hereby irrevocably and unconditionally submits, for itself and its Property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims





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                                                                              76


in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against Westinghouse or its Properties in the courts of any jurisdiction.

   (b) Westinghouse hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

   (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.1. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

   SECTION 8.15. Confidentiality. (a) Each Lender agrees to keep confidential and not to disclose (and to cause its affiliates, officers, directors, employees, agents and representatives to keep confidential and not to disclose) and, at the request of Westinghouse (except as provided below or if such Lender is required to retain any Confidential Information (as defined below) pursuant to customary internal or banking practices, bank regulations or applicable law), promptly to return to Westinghouse or destroy the Confidential Information and all copies thereof, extracts therefrom and analyses or other materials based thereon, except that such Lender shall be permitted to disclose Confidential Information (i) to such of its officers, directors, employees, agents, affiliates and representatives as need to know such Confidential Information in connection with such Lender's participation in this Agreement, each of whom shall be informed by such Lender of the confidential nature of the Confidential Information and shall agree to be bound by the terms of this
Section 8.15; (ii) to the extent required by applicable laws and regulations or by any subpoena or similar legal process or requested by any Governmental Authority or agency having jurisdiction over such Lender; provided, however, that, except in the case of disclosure to bank regulators or examiners in accordance with customary banking practices, written notice of each instance in which Confidential Information is required or requested to be disclosed shall be furnished to Westinghouse not less than 30 days prior to the expected date of such disclosure or, if 30 days' notice is not practicable under the circumstances, as promptly as practicable under the circumstances; (iii) to the extent such Confidential Information (A) is or becomes publicly available other than as a result of a breach of this Agreement, (B) becomes available to such Lender on a non-confidential basis from a source other than a party to this Agreement or any other party known to such Lender to be bound by an agreement containing a provision similar to this Section 8.15 or (C) was available to such Lender on a non-confidential basis prior to this disclosure to such Lender by a party to this Agreement or any other party known to such Lender to be bound by an agreement containing a provision similar to this Section 8.15; (iv) as permitted by Section 8.4(g); or (v) to the extent Westinghouse shall have consented to such disclosure in writing. As used in this Section 8.15, "Confidential Information" shall mean any materials, documents or information furnished by or on behalf of Westinghouse in connection with this Agreement designated by or on behalf of Westinghouse as confidential.

   (b) Each Lender (i) agrees that, except to the extent the conditions referred to in subclause (A), (B) or (C) of clause (iii) of paragraph (a) above have been met and as provided in





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
                                                                              77


paragraph (c) below, (A) it will use the Confidential Information only in connection with its participation in this Agreement and (B) it will not use the Confidential Information in connection with any other matter or in a manner prohibited by any law, including, without limitation, the securities laws of the United States and (ii) understands that breach of this Section 8.15 might seriously prejudice the interest of Westinghouse and that Westinghouse is entitled to equitable relief, including an injunction, in the event of such breach.

   (c) Notwithstanding anything to the contrary contained in this Section 8.15, each Agent and each Lender shall be entitled to retain all Confidential Information for so long as it remains an Agent or a Lender to use solely for the purposes of servicing the credit and protecting its rights hereunder or under any other Loan Document.

   SECTION 8.16. Releases. (a) If Westinghouse shall cease to own, directly or indirectly, more than 80% of the common stock or similar equity interests of any Subsidiary Guarantor as a result of an issuance or Disposition of such common stock or similar equity interests to a third party, a transaction of merger or any other transaction (in each case permitted by this Agreement), then, so long as no Event of Default shall have occurred and be continuing, the Administrative Agent shall execute and deliver to Westinghouse (at the sole cost and expense of Westinghouse) all releases or other documents reasonably necessary or desirable for the release of such Subsidiary (and each





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
                                                                              78


Subsidiary of such Subsidiary (if any) which is also a Subsidiary Guarantor) from its obligations under the Guarantee Agreement; provided, that, in the case of any Subsidiary Guarantor holding businesses or assets included on the Closing Date in Thermo King Corporation and its Subsidiaries, the percentage referred to above shall instead be 25%; and provided, further, that at the time any such Subsidiary is so released (or, in the case of a newly created or acquired Subsidiary which is not, by operation of clause (ii) of Section 5.16(a), required to become a Subsidiary Guarantor, at the time of such creation or acquisition), and at all times thereafter until the Release Date, a Subsidiary Guarantor (which may be an Intermediate Holding Company) shall directly or indirectly own all of Westinghouse's equity interests in such Person (whether or not such Person shall cease to be a Subsidiary of Westinghouse).

   (b) On the Release Date, so long as no Event of Default shall have occurred and be continuing, the Administrative Agent shall execute and deliver to Westinghouse (at the sole cost and expense of Westinghouse) all releases or other documents reasonably necessary or desirable for (i) the release of each Subsidiary Guarantor from its obligations under the Guarantee Agreement and
(ii) the release of Parent Acquisition Corp. from its obligations under the Stock Pledge Agreement (including the release of the Liens created by the Stock Pledge Agreement on the Pledged Stock referred to therein).

   IN WITNESS WHEREOF, Westinghouse, the Agents and the Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                        WESTINGHOUSE ELECTRIC CORPORATION


                                        By ___________________________________
                                        Name:
                                        Title:



                                        CHEMICAL BANK, as a Lender and as
                                        Administrative Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        MORGAN GUARANTY TRUST COMPANY OF
                                        NEW YORK, as a Lender and as
                                        Documentation Agent


                                        By ___________________________________
                                        Name:
                                        Title:




LAW2:13233

                                        THE TORONTO-DOMINION BANK, as a Lender
                                        and as a Senior Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        BANK OF MONTREAL, as a Lender and as a
                                        Senior Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        THE BANK OF NEW YORK, as a Lender and
                                        as a Senior Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        THE BANK OF NOVA SCOTIA, as a Lender
                                        and as a Senior Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        BANKERS TRUST COMPANY, as a Lender and
                                        as a Senior Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:





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
                                                                             80


                                        CANADIAN IMPERIAL BANK OF COMMERCE, as
                                        a Lender and as a Senior Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:


                                        THE CHASE MANHATTAN BANK, N.A., as a
                                        Lender and as a Senior Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:


                                        CITIBANK, N.A., as a Lender and as a
                                        Senior Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        COMPAGNIE FINANCIERE DE CIC ET DE
                                        L'UNION EUROPEENE, as a Lender and as a
                                        Senior Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        CREDIT LYONNAIS NEW YORK BRANCH, as a
                                        Lender and as a Senior Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:





LAW2:13233

                                        THE DAI-ICHI KANGYO BANK, LTD., as a
                                        Lender and as a Senior Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        THE FIRST NATIONAL BANK OF CHICAGO, as a
                                        Lender and as a Senior Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        FIRST UNION NATIONAL BANK OF NORTH
                                        CAROLINA, as a Lender and as a Senior
                                        Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        THE FUJI BANK, LIMITED, NEW YORK BRANCH, as a Lender and as a Senior Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                        NEW YORK BRANCH, as a Lender and as a
                                        Senior Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:





LAW2:13233

                                        LTCB TRUST COMPANY, as a Lender and as a Senior Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        MELLON BANK, N.A., as a Lender and as a
                                        Senior Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        THE MITSUBISHI BANK, LIMITED -- NEW YORK
                                        BRANCH, as a Lender and as a Senior
                                        Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION, as a Lender and as a Senior
                                        Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        NATIONSBANK OF NORTH CAROLINA, as a
                                        Lender and as a Senior Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:





LAW2:13233

                                        PNC BANK, NATIONAL ASSOCIATION, as a
                                        Lender and as a Senior Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:


                                        ROYAL BANK OF CANADA, as a Lender and as a Senior Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        SOCIETE GENERALE, NEW YORK BRANCH, as a
                                        Lender and as a Senior Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        SANWA BANK LIMITED, as a Lender and as a Senior Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        THE SUMITOMO BANK, LIMITED, as a Lender
                                        and as a Senior Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:





LAW2:13233

                                        ABN AMRO BANK N.V., as a Lender and as a Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        BZW DIVISION OF BARCLAYS BANK PLC, as a
                                        Lender and as a Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        CREDIT SUISSE, as a Lender and as a
                                        Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:

                                        By ___________________________________
                                        Name:
                                        Title:


                                        DEUTSCHE BANK AG NEW YORK BRANCH AND/OR
                                        CAYMAN ISLANDS BRANCH, as a Lender and
                                        as a Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        NIPPON CREDIT BANK, LTD., as a Lender
                                        and as a Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:


LAW2:13233

                                        SOCIETY NATIONAL BANK, as a Lender and
                                        as a Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        THE TOKAI BANK, LIMITED, as a Lender and as a Managing Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        THE ASAHI BANK, LTD., as a Lender and as a Co-Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        BANQUE PARIBAS, as a Lender and as a
                                        Co-Agent


                                        By ___________________________________
                                        Name:
                                        Title:

                                        By ___________________________________
                                        Name:
                                        Title:


                                        THE MITSUI TRUST & BANKING CO., LTD., as a Lender and as a Co-Agent


                                        By ___________________________________
                                        Name:
                                        Title:





LAW2:13233

                                        THE YASUDA TRUST AND BANKING CO., LTD.,
                                        as a Lender and as a Co-Agent


                                        By ___________________________________
                                        Name:
                                        Title:



                                        WESTDEUTSCHE LANDESBANK GIROZENTRALE, as a Lender and as a Co-Agent


                                        By ___________________________________
                                        Name:
                                        Title:

                                        By ___________________________________
                                        Name:
                                        Title:



                                        BANCA COMMERCIALE ITALIANA, as a Lender
                                        and as a Lead Manager


                                        By ___________________________________
                                        Name:
                                        Title:



                                        BAYERISCHE VEREINSBANK AG, as a Lender
                                        and as a Lead Manager


                                        By ___________________________________
                                        Name:
                                        Title:

                                        By ___________________________________
                                        Name:
                                        Title:





LAW2:13233

                                        CARIPLO-CASSA DI RISPARMIO DELLE
                                        PROVINCIE LOMBARDE, S.P.A., as a Lender
                                        and as a Lead Manager


                                        By ___________________________________
                                        Name:
                                        Title:

                                        By ___________________________________
                                        Name:
                                        Title:



                                        THE NORINCHUKIN BANK, as a Lender and as a Lead Manager


                                        By ___________________________________
                                        Name:
                                        Title:



                                        THE SUMITOMO TRUST & BANKING CO., LTD.,
                                        as a Lender and as a Lead Manager


                                        By ___________________________________
                                        Name:
                                        Title:



                                        BANCA NAZIONALE DEL LAVORO


                                        By ___________________________________
                                        Name:
                                        Title:

                                        By ___________________________________
                                        Name:
                                        Title:





LAW2:13233

                                        CHIAO TUNG BANK CO., LTD.


                                        By ___________________________________
                                        Name:
                                        Title:


                                        COMERICA BANK


                                        By ___________________________________
                                        Name:
                                        Title:



                                        HANIL BANK


                                        By ___________________________________
                                        Name:
                                        Title:



                                        LLOYDS BANK PLC.


                                        By ___________________________________
                                        Name:
                                        Title:



                                        VIA BANK


                                        By ___________________________________
                                        Name:
                                        Title:





LAW2:13233

                                                                      ANNEX I TO
                                                                CREDIT AGREEMENT


                                  PRICING GRID


   Prior to the Merger Date, the Applicable Commitment Fee Rate shall be determined in accordance with this Pricing Grid based solely upon the higher of the Debt Ratings established by the Rating Agencies.

   On and after the Merger Date, the Eurodollar Loan Margin, the ABR Loan Margin and the Applicable Commitment Fee Rate shall be determined in accordance with this Pricing Grid based upon the Consolidated Leverage Ratio and the Debt Ratings established by the Rating Agencies (as described below).

   On and after the Merger Date, the rates specified in Category 1 shall apply so long as the Consolidated Leverage Ratio is greater than or equal to 4.0 to
1.  Additionally, so long as the Consolidated Leverage Ratio is greater than
5.25 to 1, the Eurodollar Loan Margin and the ABR Loan Margin will increase by the addition of 0.25% per annum. Once the Consolidated Leverage Ratio is less than 4.0 to 1 and one of the Debt Ratings is higher than BB- or Ba3, then (a) Westinghouse shall be entitled to the pricing in Categories 2 through 6 based upon the Consolidated Leverage Ratio or the higher of the Debt Ratings, (b) within Categories 2 through 5, in the event that the Consolidated Leverage Ratio or the higher of the Debt Ratings, respectively, shall correspond to different Categories, the highest-numbered Category shall apply and (c) to qualify for the rates in Category 6, only the higher of the Debt Ratings shall apply.



================================================================================================================
              Consolidated
  Category      Leverage                                      Eurodollar     ABR Loan         Applicable
                Ratio                 Debt Rating            Loan Margin     Margin     Commitment Fee Rate
----------------------------------------------------------------------------------------------------------------
                                  S&P          Moody's
----------------------------------------------------------------------------------------------------------------
     1         >4.0 to 1      BB- or lower    Ba3 or lower        1.500%       0.500%           0.375%
               -
----------------------------------------------------------------------------------------------------------------
     2         <4.0 to 1          BB               Ba2            1.250%       0.250%           0.375%
----------------------------------------------------------------------------------------------------------------
     3         <3.0 to 1          BB+              Ba1            1.000%       0.000%          0.3125%
----------------------------------------------------------------------------------------------------------------
     4         <2.5 to 1         BBB-             Baa3            0.750%       0.000%           0.250%
----------------------------------------------------------------------------------------------------------------
     5         <2.0 to 1         BBB              Baa2            0.625%       0.000%           0.200%
----------------------------------------------------------------------------------------------------------------
     6            N/A            BBB+             Baa1            0.500%       0.000%           0.150%
================================================================================================================



   For the purposes of determinations pursuant to this Pricing Grid:

   (a) (i) If either Rating Agency shall not have in effect a Debt Rating (other than because such Rating Agency shall no longer be in the business of rating corporate debt obligations), then such Rating Agency will be deemed to have established a Debt Rating of BB- or Ba3, as applicable; (ii) if any rating established or deemed to have been established by either Rating Agency shall be changed (other than as a result of a change in the rating system of such Rating Agency), such change shall be effective as of the date on which it is first announced by such Rating Agency; (iii) any change in the Applicable Margin or the Applicable Commitment Fee Rate resulting from a change in the Debt Rating shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change; and (iv) if the rating system of either Rating Agency shall change, or if either Rating Agency shall cease to be in the





LAW2:13233
business of rating corporate debt obligations, amendments shall be negotiated in good faith (and shall be effective upon approval by Westinghouse and the Required Lenders) to the references to specific ratings in this Pricing Grid to reflect such changed rating system or the unavailability of ratings from such Rating Agency.

   (b) The Consolidated Leverage Ratio shall be determined as at the end of each of the first three quarterly periods of each fiscal year of Westinghouse and as at the end of each fiscal year of Westinghouse, based on the relevant financial statements delivered pursuant to Section 5.1(a) or (b); changes in the Consolidated Leverage Ratio shall become effective on the date on which such financial statements are delivered to the Administrative Agent (but in any event not later than the 55th day after the end of each of the first three quarterly periods of each fiscal year or the 105th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph, provided, that (i) until the Consolidated Leverage Ratio is determined as of the end of the first fiscal period of Westinghouse ending after the Merger Date, the Consolidated Leverage Ratio shall be deemed to equal the Consolidated Leverage Ratio determined as of the Determination Date and (ii) if any financial statements referred to above are not delivered within the time periods specified above, then, for the period from and including the date on which such financial statements are required to be delivered to but not including the date on which such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall be deemed to be greater than
5.25 to 1.





LAW2:13233